SCUDDER

The fund seeks to provide above-
average capital appreciation over
the long term by investing primarily
in the equity securities of small
companies throughout the world.

                                             Global
                                             Discovery
                                             Fund (010)

Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

                                             Prospectus

                                             March 1, 1999

The Securities and Exchange
Commission has not approved or
disapproved these securities or
passed upon the adequacy of this
prospectus. Any representation to
the contrary is a criminal offense.

                                 Contents

                            1    Fund Description
--------------------------------------------------------------------------------
                            1    Investment objective

                            1    Main investment strategies

                            2    Other investments

                            2    Risk management strategies

                            3    Main risks


                            4    About the Fund
--------------------------------------------------------------------------------
Additional                  4    Past performance
information that you
should know about the       5    Fee and expense information
fund
                            6    A message from the President

                            7    Investment adviser

                            8    Distributions

                            9    Taxes

                           10    Financial highlights


                           11    About Your Investment
--------------------------------------------------------------------------------
Information about          11    Transaction information
managing your fund
account                    12    Buying and selling shares

                           12    Purchases

                           14    Exchanges and redemptions

                           15    Investment products and services

                           17    Directors and Officers

Fund Description

Scudder Global Discovery Fund*

* Scudder Global Discovery Fund refers to the Scudder Shares of Global Discovery Fund which are offered through this prospectus.

Investment objective

Scudder Global Discovery Fund pursues above-average capital appreciation over the long term.

Unless otherwise indicated, the fund's investment objective and strategies may be changed without a vote of shareholders.

Main investment strategies

The fund invests primarily in a diversified portfolio of equity securities of small rapidly growing companies throughout the world that the fund's portfolio management team believes offer the potential for above-average returns relative to large companies, yet are frequently overlooked and thus undervalued by the market. Under normal circumstances, the fund invests at least 65% of its total assets in the equity securities of small companies. These companies are similar in size to the smallest 20% of the companies represented by the Salomon Brothers Broad Market Index -- typically these companies have a market value of between approximately $50 million and $2 billion. However, the fund may invest in companies with smaller market values. Under current market conditions, the median market capitalizations of the companies in which the fund invests are not expected to exceed $750 million.

The fund may invest in any region of the world. It can invest in the securities of companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in companies operating in developed economies, such as some of those of the United States, Japan and Western Europe. The fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

The fund's portfolio management team determines which securities to invest in by evaluating potential investments from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The fund's portfolio management team determines which securities to sell by using the same criteria. In evaluating the growth potential and relative value of a possible investment, the portfolio management team considers many factors, including, among other things:

o     the depth and quality of management;

o     a company's product line, business strategy and competitive position;

o     research and development efforts;

o     financial strength, including degree of leverage;

o     cost structure;

o     revenue and earnings growth potential;

o     price-to-earnings ratios and other stock valuation measures; and

o the attractiveness of the country and region in which a company is located.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, make the following investments:

The fund may invest up to 35% of its total assets in (i) equity securities of larger companies located throughout the world and in (ii) debt securities if the fund's portfolio management team determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The fund may, but is not required to, purchase investment-grade bonds, those rated Aaa, Aa, A, Baa/AAA, AA, A, BBB. The fund may also invest up to 5% of its net assets in debt securities rated below investment-grade.

The fund may utilize other investments and investment techniques that may impact fund performance including, but not limited to, options, futures and derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The principal risks of investing in the fund are stock market risk and, more specifically, the risks associated with global small company stocks.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, fluctuations in currency exchange rates and incomplete or inaccurate accounting information on companies. Foreign markets have been more volatile than the U.S. market. Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, political disturbances, and incomplete or inaccurate accounting information on companies.

As with all investments in the stock market, the fund's returns and net asset value will go up and down. Stock market movements will affect the fund's share price on a daily basis. Declines in value are possible both in the overall stock market and in the types of securities held by the fund. In addition, the portfolio management team's strategy and skill in choosing securities for the fund will determine in large part the fund's ability to achieve its objective. In addition, if the portfolio management team's choice of countries, market sectors or specific investments do not perform as well as expected the fund could lose money.

In pursuit of higher investment returns, this fund may incur greater risks and more dramatic fluctuations in value than a fund that invests in stocks of larger companies. The inherent business characteristics and risks of small companies include such things as untested management, key personnel with varying degrees of experience, less diversified product lines and weaker financial positions. Also, small companies tend to have less predictable earnings and less liquid securities than more established companies. Therefore, this fund is suitable for long-term investors that have a high degree of risk tolerance.

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

About the Fund

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the Scudder Shares class of the fund has performed, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.


Total returns for years ended December 31

[The following table was represented as a bar chart in the printed materials.

1992 .............. -0.07%
1993 .............. 38.18%
1994 .............. -7.68%
1995 .............. 17.84%
1996 .............. 21.47%
1997 ..............  9.93%
1998 .............. 16.43%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 20.25% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -16.62% (the third quarter of 1998).

Average annual total returns

                                                            Salomon Brothers
For periods ended                      Global                 World Equity
December 31, 1998                  Discovery Fund         Extended Market Index
--------------------------------------------------------------------------------
One Year                               16.43%                  20.57%
Five Years                             11.08%                  15.94%
Since Inception (9/10/91)              12.83%                  14.05%*
--------------------------------------------------------------------------------

*     Index comparison begins August 30, 1991.

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold Scudder Shares of the fund.

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Shareholder fees: Fees paid directly from your investment.
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Maximum sales charge (load) imposed on purchases
(as % of offering price)                                          NONE
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Maximum deferred sales charge (load)                              NONE
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Maximum sales charge (load) imposed on reinvested
dividends/distributions                                           NONE
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Redemption fee (as % of amount redeemed, if applicable)           NONE*
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Exchange fee                                                      NONE
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management fee                                                    1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                                         NONE
--------------------------------------------------------------------------------
Other expenses                                                    0.55%
--------------------------------------------------------------------------------
Total annual fund operating expenses                              1.65%
--------------------------------------------------------------------------------

* If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and Redemptions."

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.

--------------------------------------------------------------------------------
One Year                                                  $   168
--------------------------------------------------------------------------------
Three Years                                               $   520
--------------------------------------------------------------------------------
Five Years                                                $   897
--------------------------------------------------------------------------------
Ten Years                                                 $ 1,955
--------------------------------------------------------------------------------

Actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

A message from the President

[PHOTO OMITTED]
Edmond D. Villani, President
and CEO, Scudder Kemper
Investments, Inc.

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 50 no-load mutual fund portfolios or classes of shares. We also manage mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and numerous other open- and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds: IRAs, 401(k)s, Keoghs and other retirement plans are also available.

Services available to shareholders include toll-free access to professional representatives, easy exchange among the Scudder Family of Funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds is offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no distribution (12b-1) fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


/s/ Edmond D. Villani

Investment adviser

The fund retains the investment management firm of Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, NY, to manage the fund's daily investment and business affairs subject to the policies established by the Board. The Adviser actively manages the fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

Currently, the fund offers four classes of shares: Class A, Class B, Class C and Scudder Shares. Shares from other classes may have different fees and expenses (which may affect performance) may have different minimum investment requirements and are entitled to different services. This prospectus offers only the Scudder Shares of the fund.

For the fiscal year ended October 31, 1998, the Adviser received an investment management fee of 1.10% of the fund's average daily net assets on an annual basis.

Portfolio management

The fund is managed by a team of investment professionals, who each plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with the fund as indicated:

Name and Title          Joined the fund    Responsibilities and Background
--------------------------------------------------------------------------------
Gerald J. Moran                1991        Mr. Moran joined the Adviser as an
Lead Manager                               analyst in 1968, has focused on
                                           small company stocks since 1982 and
                                           has been a portfolio manager since
                                           1985.

Sewall Hodges                  1996        Mr. Hodges joined the Adviser in
Manager                                    1995 as a portfolio manager, and has
                                           13 years of experience in global
                                           analysis and portfolio management.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. The risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value and difficulties in implementing the fund's purchase and redemption procedures. The Adviser has commenced a review of the Year 2000 issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the issuers whose securities are held by the fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and for the operation of the fund. The Euro was introduced on January 1, 1999 by eleven member countries of the European Economic and Monetary Union (EMU). The introduction of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The Adviser is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on the fund's holdings is negative, it could hurt the fund's performance.

Distributions

The fund intends to distribute dividends from its net investment income annually, in December. The fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December. An additional distribution may be made at a later date, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Dividends ordinarily will vary from one class of the fund to another.

A shareholder may choose to receive distributions in cash or have them reinvested in additional shares of the same class of a fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. Distributions are generally taxable, whether received in cash or reinvested. Exchanges among funds are also taxable events.

Taxes

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

Unless your investment is in a tax-deferred account, you may want to avoid investing a large amount close to the date of the fund's distribution because you may receive part of your investment back as a taxable distribution.

A sale or exchange of shares is a taxable event and may result in a capital gain or loss if the shares were held as a capital asset. Capital gains may be long-term or short-term, depending on how long you owned the shares.

The fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the fund.

The fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

Shareholders may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular consequences of an investment in the fund.

Financial highlights

The financial highlights table below is intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single class share. The total return figures represent the rate that shareholders would have earned (or lost) on an investment in the class, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request by calling Scudder Investor Relations at 1-800-225-2470 or, for existing shareholders, by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Global Discovery Fund

-----------------------------------------------------------------------------------------------------------
                                                                  Years Ended October 31,
Scudder Shares (b)                          1998(a)        1997(a)        1996(a)         1995        1994
-----------------------------------------------------------------------------------------------------------
                                          -----------------------------------------------------------------
Net asset value, beginning of period ..     $21.64         $20.45         $17.54         $16.27      $16.14
                                          -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ..........       (.10)          (.12)          (.04)          (.03)       (.02)
Net realized and unrealized gain (loss)
  on investment transactions ..........        .32           2.30           3.59           1.38         .48
                                          -----------------------------------------------------------------
Total from investment operations ......        .22           2.18           3.55           1.35         .46
                                          -----------------------------------------------------------------
Less distributions:
From net investment income ............       (.64)          (.13)          (.20)            --          --
In excess of net investment income ....         --             --             --             --        (.18)
From net realized gains on investment
  transactions ........................      (1.41)          (.86)          (.44)          (.08)       (.15)
                                          -----------------------------------------------------------------
Total distributions ...................      (2.05)          (.99)          (.64)          (.08)       (.33)
                                          -----------------------------------------------------------------
                                          -----------------------------------------------------------------
Net asset value, end of period ........     $19.81         $21.64         $20.45         $17.54      $16.27
                                          -----------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Total Return (%) ......................       1.19          11.14          20.97           8.32        2.80(c)

Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ........................        310            349            351            255         256
Ratio of operating expenses, net to
  average daily net assets (%) ........       1.65           1.63           1.60           1.69        1.70
Ratio of operating expenses before
  expense reductions, to average daily
  net assets (%) ......................       1.65           1.63           1.60           1.69        1.76
Ratio of net investment income (loss)
  to average daily net assets (%) .....       (.45)          (.58)          (.20)          (.12)       (.28)
Portfolio turnover rate (%) ...........       40.6           60.5           63.0           43.7        45.8
-----------------------------------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(c)   Total return would have been lower had certain expenses not been reduced.

About Your Investment

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the fund as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading.

Net asset value per share is calculated by dividing the value of total fund assets attributable to the applicable class, less all liabilities attributable to that class, by the total number of shares outstanding of that class. Market prices are used to determine the value of the fund's assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

To the extent that the fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value of the fund may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All purchase and redemption requests received in good order at the fund's transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day. All other requests that are in good order will be executed the following business day.

Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check). For more information, please call 1-800-225-5163.

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in the fund's share price.

Minimum balances

Generally, shareholders who maintain a non-fiduciary account balance of less than $2,500 in the fund and have not established an automatic investment plan will be assessed an annual $10.00 per fund charge; this fee is paid to the fund. The fund reserves the right, following 60 days written notice to shareholders, to redeem all shares in accounts that have a value below $1,000 where such a reduction in value has occurred due to a redemption, exchange or transfer out of the account.

Third party transactions

If you buy and sell shares of the fund through a member of the National Association of Securities Dealers, Inc. (other than Scudder Investor Services, Inc.), that member may charge a fee for that service.

Other policies

The fund reserves the right to redeem in kind. That is, it may honor redemption requests with readily marketable fund securities instead of cash. There may be transaction costs associated with converting these securities to cash.

Buying and selling shares

Please refer to the following charts for information on how to buy and sell fund shares. Additional information, including special investment features, may be found in the Shareholder Services Guide. For information about No-Fee IRAs, Roth IRAs and other retirement options, call Scudder Investor Relations at 1-800-225-2470. For information on establishing 401(k) and 403(b) plans, call Scudder Defined Contribution Services at 1-800-323-6105.

Purchases

Scudder Shares are generally not available to new investors. Investors in the fund as of April 15, 1998, can continue to purchase Scudder Shares. Shareowners of any fund or class of a fund in the Scudder Family of Funds as of April 15, 1998, and their immediate family members at the same address, may also purchase Scudder Shares. Certain other parties may be eligible to purchase Scudder Shares. Please see the Scudder Shares' Statement of Additional Information for more details, or call Scudder Investor Relations at 1-800-225-2470.

To open an account

The minimum initial investment is $2,500; $1,000 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------
By Mail           Send your completed and signed application and check

                  by regular mail to:         The Scudder Funds
                                              P.O. Box 2291
                                              Boston, MA 02107-2291
                  or by express, registered,  The Scudder Funds
                  or certified mail to:       66 Brooks Drive
                                              Braintree, MA 02184
--------------------------------------------------------------------------------
By Wire           Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------
In Person         Visit one of our Investor Centers to complete your
                  application with the help of a Scudder representative.
                  Investor Centers are located in Boca Raton, Boston, Chicago,
                  New York and San Francisco.
--------------------------------------------------------------------------------

To buy additional shares

The minimum additional investment is $100; $50 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------
By Mail            Send a check with a Scudder investment slip, or with a
                   letter of instruction including your account number and the complete fund name, to the appropriate address listed above.
--------------------------------------------------------------------------------
By Wire            Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------
In Person          Visit one of our Investor Centers to make an additional
                   investment in your Scudder fund account. Investor Center
                   locations are listed above.
--------------------------------------------------------------------------------
By Telephone       Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------
By Automatic       You may arrange to make investments of $50 or more on a
Investment Plan    regular basis through automatic deductions from your bank
                   checking account. Please call 1-800-225-5163 for more
                   information and an enrollment form.
--------------------------------------------------------------------------------

Exchanges and redemptions

To exchange shares

The minimum investments are $2,500 to establish a new account and $100 to exchange among existing accounts.

--------------------------------------------------------------------------------
By            To speak with a service representative, call 1-800-225-5163 from
Telephone     8 a.m. to 8 p.m. eastern time. To access SAIL(TM), the Scudder
              Automated Information Line, call 1-800-343-2890 (24 hours a day).
--------------------------------------------------------------------------------
By Mail       Print or type your instructions and include:
or Fax           -  the name of the fund and class and the account number you are exchanging from;
                 -  your name(s) and address as they appear on your account;
                 -  the dollar amount or number of shares you wish to exchange;
                 -  the name of the fund and class you are exchanging into;
                 -  your signature(s) as it appears on your account; and
                 -  a daytime telephone number.
              Send your instructions      The Scudder Funds
              by regular mail to:         P.O. Box 2291
                                          Boston, MA 02107-2291
              or by express, registered,  The Scudder Funds
              or certified mail to:       66 Brooks Drive
                                          Braintree, MA 02184
              or by fax to:               1-800-821-6234
--------------------------------------------------------------------------------
To sell shares

--------------------------------------------------------------------------------
By             To speak with a service representative, call 1-800-225-5163 from
Telephone      8 a.m. to 8 p.m. eastern time. To access SAIL(TM), the Scudder
               Automated Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your
               predesignated bank account, or redemption proceeds of up to
               $100,000 sent to your address of record.
--------------------------------------------------------------------------------
By Mail        Send your instructions for redemption to the appropriate address
or Fax         or fax number above and include:
                  - the name of the fund and class and account number you are redeeming from;
                  -  your name(s) and address as they appear on your account;
                  -  the dollar amount or number of shares you wish to redeem;
                  -  your signature(s) as it appears on your account; and
                  -  a daytime telephone number.
--------------------------------------------------------------------------------
By Automatic   You may arrange to receive automatic cash payments periodically.
Withdrawal     Call 1-800-225-5163 for more information and an enrollment form.
Plan
--------------------------------------------------------------------------------

Investment products and services

The Scudder Family of Funds[
--------------------------------------------------------------------------------

Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
   Scudder Government Money Market
     Series -- Managed Shares*

Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market Series --
     Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**
   Scudder Pennsylvania Tax Free Fund**

U.S. Income
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

U.S. Growth
   Value
     Scudder Large Company Value Fund
     Scudder Value Fund***
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
   Growth
     Scudder Classic Growth Fund***
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Equity
   Worldwide
     Scudder Global Fund
     Scudder International Value Fund
     Scudder International Growth and
        Income Fund
     Scudder International Fund++
     Scudder International Growth Fund
     Scudder Global Discovery Fund***
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
   Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund, Inc.

Industry Sector Funds
   Choice Series
     Scudder Financial Services Fund
     Scudder Health Care Fund
     Scudder Technology Fund

Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs                    Education Accounts
-------------------                    ------------------
Traditional IRA                        Education IRA
Roth IRA                               UGMA/UTMA
SEP-IRA
Keogh Plan
401(k), 403(b) Plans
Variable Annuities
  Scudder Horizon Plan**[[
  Scudder Horizon Advantage**[[[

Closed-End Funds#
--------------------------------------------------------------------------------

The Argentina Fund, Inc.               Scudder Global High Income Fund, Inc.
The Brazil Fund, Inc.                  Scudder New Asia Fund, Inc.
The Korea Fund, Inc.                   Scudder New Europe Fund, Inc.
Montgomery Street Income
   Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

-----------

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Directors and Officers
--------------------------------------------------------------------------------

Daniel Pierce*
   Chairman of the Board,
   Director and Vice President

Nicholas Bratt*
   President

Paul Bancroft III
   Director; Venture Capitalist
   and Consultant

Sheryle J. Bolton
   Director; Chief Executive Officer,
   Scientific Learning Corporation

William T. Burgin
   Director; General Partner, Bessemer
   Venture Partners

Keith R. Fox
   Director; President,
   Exeter Capital Management Corporation

William H. Luers
   Director; Chairman and
   President,U.N. Association of
   the U.S.A.

Kathryn L. Quirk*
   Director, Vice President
   and Assistant Secretary

Joan E. Spero
   Director; President,
   Doris Duke Charitable Foundation

Thomas J. Devine
   Honorary Director; Consultant

William H. Gleysteen, Jr.
   Honorary Director; Consultant; Guest
   Scholar, Brookings Institute

Robert G. Stone, Jr.
   Honorary Director;
   Chairman Emeritus and Director,
   Kirby Corporation

Susan E. Dahl*
   Vice President

Thomas W. Joseph*
   Vice President

Ann M. McCreary*
   Vice President

Gerald J. Moran*
   Vice President

M. Isabel Saltzman*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

John R. Hebble*
   Treasurer

Caroline Pearson*
   Assistant Secretary

-----------

* Scudder Kemper Investments, Inc.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Additional information about the fund may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Telephone             Call Scudder Investor Relations at 1-800-225-2470
                         or
                         For existing Scudder investors, call the Scudder
                         Automated Information Line (SAIL) at
                         1-800-343-2890 (24 hours a day).
--------------------------------------------------------------------------------
By Mail                  Scudder Investor Services, Inc.
                         Two International Place
                         Boston, MA 02110-4103
                         or
                         Public Reference Section
                         Securities and Exchange Commission
                         Washington, D.C. 20549-6009
                         (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person                Public Reference Room
                         Securities and Exchange Commission
                         Washington, D.C.
                         (Call 1-800-SEC-0330 for more information.)
--------------------------------------------------------------------------------
By Internet              http://www.sec.gov
                         http://www.scudder.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number: 811-4670

[PRINTED WITH SOY INK LOGO]  [RECYCLE LOGO] Printed on recycled paper
10-2-39
PR010399

                     GLOBAL DISCOVERY FUND -- SCUDDER SHARES

      Global Discovery Fund is a series of Global/International Fund, Inc.

                  A Diversified Mutual Fund Series Which Seeks
            Above-Average Capital Appreciation over the Long Term by
              Investing Primarily in the Equity Securities of Small
                     Companies Located Throughout the World

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1999


--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus. The prospectus of the Scudder Shares class of Global Discovery Fund dated March 1, 1999, as amended from time to time, may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

         The Annual Report to Shareholders of Scudder Global Discovery Fund dated October 31, 1998, is incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                                                      Page

THE FUND'S INVESTMENT OBJECTIVES AND POLICIES............................................................1
         General Investment Objective and Policies.......................................................1
         Risk Factors....................................................................................2
         Specialized Investment Techniques...............................................................9
         Investment Restrictions........................................................................19

PURCHASES...............................................................................................20
         Additional Information About Opening An Account................................................21
         Minimum balances...............................................................................22
         Additional Information About Making Subsequent Investments.....................................22
         Additional Information About Making Subsequent Investments by QuickBuy.........................23
         Checks.........................................................................................23
         Wire Transfer of Federal Funds.................................................................23
         Share Price....................................................................................24
         Share Certificates.............................................................................24
         Other Information..............................................................................24

EXCHANGES AND REDEMPTIONS...............................................................................24
         Exchanges......................................................................................24
         Redemption by Telephone........................................................................25
         Redemption by QuickSell........................................................................26
         Redemption by Mail or Fax......................................................................26
         Redemption-in-Kind.............................................................................27
         Other Information..............................................................................27


FEATURES AND SERVICES OFFERED BY THE FUND...............................................................28
         The No-Load Concept............................................................................28
         Internet Access................................................................................29
         Dividend and Capital Gain Distribution Options.................................................29
         Diversification................................................................................30
         Scudder Investor Centers.......................................................................30
         Reports to Shareholders........................................................................30
         Transaction Summaries..........................................................................30


THE SCUDDER FAMILY OF FUNDS.............................................................................30


SPECIAL PLAN ACCOUNTS...................................................................................35
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations
              and Self-Employed Individuals.............................................................35
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed
              Individuals ..............................................................................36
         Scudder IRA:  Individual Retirement Account....................................................36
         Scudder Roth IRA:  Individual Retirement Account...............................................37
         Scudder 403(b) Plan............................................................................37
         Automatic Withdrawal Plan......................................................................37
         Group or Salary Deduction Plan.................................................................38
         Automatic Investment Plan......................................................................38
         Uniform Transfers/Gifts to Minors Act..........................................................38


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...............................................................38

                                        i

                                           TABLE OF CONTENTS (continued)
                                                                                                      Page

PERFORMANCE INFORMATION.................................................................................39
         Average Annual Total Return....................................................................39
         Cumulative Total Return........................................................................39
         Total Return...................................................................................40
         Comparison of Portfolio Performance............................................................40
         Taking a Global Approach.......................................................................43
         Scudder's 30% Solution.........................................................................44

ORGANIZATION OF THE FUND................................................................................44

INVESTMENT ADVISER......................................................................................45
         Personal Investments by Employees of the Adviser...............................................48

DIRECTORS AND OFFICERS..................................................................................48

REMUNERATION............................................................................................50
         Responsibilities of the Board --Board and Committee Meetings...................................50
         Compensation of Officers and Directors.........................................................51

DISTRIBUTOR.............................................................................................52

TAXES...................................................................................................52

PORTFOLIO TRANSACTIONS..................................................................................56
         Brokerage......................................................................................56
         Portfolio Turnover.............................................................................57

NET ASSET VALUE.........................................................................................57

ADDITIONAL INFORMATION..................................................................................58
         Experts........................................................................................58
         Other Information..............................................................................59

FINANCIAL STATEMENTS....................................................................................59

APPENDIX

                  THE FUND'S INVESTMENT OBJECTIVES AND POLICIES


         (See "FUND SUMMARY -- Investment objectives and strategies and Principal Risks", and "ABOUT THE FUND -- Principal Strategies,
           Investments and Related Risks", in the Shares' prospectus.)


         Global  Discovery  Fund  (the  "Fund")  is  a  diversified   series  of
Global/International Fund, Inc. (the "Corporation"), an open-end management investment company which continuously offers and redeems its shares at net asset value. The Fund is a company of the type commonly known as a mutual fund. Scudder Global Discovery Fund changed its name to Global Discovery Fund on April 16, 1998.

         Global Discovery Fund offers the following classes of shares: Scudder Shares (the "Scudder Shares" or "Shares"), and Kemper Global Discovery Fund Class A, B and C Shares. Only the Scudder Shares of Global Discovery Fund are offered herein.

         Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes. The Fund cannot guarantee a gain or eliminate the risk of loss and the net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments.

         Foreign securities such as those that may be purchased by the Fund may be subject to foreign governmental taxes which could reduce the yield, if any, on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         Because of the Fund's investment considerations discussed herein and their investment policies, investment in Shares of the Fund is not intended to provide a complete investment program for an investor. The value of the Fund's Shares when sold may be higher or lower than when purchased.

General Investment Objective and Policies

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which Global Discovery Fund may engage (such as short selling, hedging, etc.) or a financial instrument in which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to descrbe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all fund advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

         Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Fund is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Corporation Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

         In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.

         The Adviser invests the Fund's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies which may receive greater market recognition over time. The Adviser believes that these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Fund from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

         While the Fund's Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

         The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies represented in the Fund's portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion, although the Fund will be free to invest in smaller capitalization issues. Furthermore, the median market capitalizations of the companies in which the Fund invests are not expected to exceed $750 million.

         The equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Fund may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Fund may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Fund may also invest in closed-end investment companies holding foreign securities, enter into repurchase agreements and engage in strategic transactions. For temporary defensive purposes, the Fund may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized. More information about investment techniques is provided under "Specialized Investment Techniques of the Funds."

Small Company Risk. The Adviser believes that smaller companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which the Fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Risk Factors

Foreign Securities. Global Discovery Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of U.S. and foreign companies located worldwide and is designed for long-term investors who can accept international investment risk. The Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of the Fund's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and from time to time have had interest rate levels that had a higher real return than the U.S. bond market.

Consequently, the securities of foreign issuers have provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union. Global Discovery Fund may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries.

         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' custodian values the Fund's assets daily in terms of U.S.

dollars, none of the Funds intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

         Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no cash is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         In the course of investment in emerging market debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

         Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

                   Sovereign Risk Ratings for Selected Emerging Market Countries as of 12/31/98
                         (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)

                 Country                           Moody's Investors Service      Standard & Poor's Corporation
                 -------                           -------------------------      -----------------------------

                 Chile                             Baa1                           A-
                 Turkey                            Ba3                            B+
                 Mexico                            Ba2                            BB
                 Czech Republic                    Baa1                           A
                 Hungary                           Baa3                           BBB-
                 Colombia                          Baa3                           BBB-
                 Venezuela                         Ba2                            B
                 Morocco                           NR                             NR
                 Argentina                         B1                             BB-
                 Brazil                            B1                             B+
                 Poland                            Baa3                           BBB-
                 Ivory Coast                       NR                             NR

         The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

         Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

         Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Fund's investment in the debt of that country.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

         Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.

Specialized Investment Techniques

Debt Securities. If the Adviser determines that the capital appreciation on debt securities is likely to exceed that of common stocks, the Fund may invest in debt securities of foreign and U.S. issuers. Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.

High Yield/High Risk Securities. Below investment-grade securities, commonly referred to as "junk bonds" (rated Ba and lower by Moody's and BB and lower by S&P), or unrated securities of equivalent quality, in which the Fund may invest up to 5% of its net assets, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities, see "TAXES."

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, or any foreign bank, if the repurchase agreement is fully secured by government securities of the particular foreign jurisdiction, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase, or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

         A repurchase agreement provides a means for the Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. To protect against such potential loss, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

When-Issued Securities. The Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account with the Funds' custodian in which it will maintain cash or liquid assets equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. The Fund will not enter into such transactions for leverage purposes.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the New York Stock Exchange (the "Exchange"), and would be required to be secured continuously by collateral in cash or liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Fund determines to make securities loans, the value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Directors do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities in the Fund's portfolio, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing no more than 15% of its assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         No Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to forward currency contracts entered into for non-hedging purposes, or to proxy hedging or cross hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the

Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Warrants. The Fund may invest in warrants up to 5% of the value of its net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets -sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions

         Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

         The Fund has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, the Fund may not:

         1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         2. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         3.       purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         4. concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         5. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         6. purchase or sell real estate, which term does not include securities or companies which deal in real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; or

         7. make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                  Nonfundamental policies may be changed by the Directors of the Corporation and without shareholder approval. As a matter of nonfundamental policy, the Fund does not currently intend to:

         1. borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         2. enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         3. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         4. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         5. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         6. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         7. lend portfolio securities in an amount greater than 5% of its total assets.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                    PURCHASES

   (See "Purchases" and "Transaction Information" in the Shares' prospectus.)

         Scudder Shares of Global Discovery Fund require a $2,500 minimum initial investment and a minimum subsequent investment of $100. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account offered by the Fund. Investment minimums may also be waived for Directors and officers of the Fund. The Fund, Scudder Investor Services, Inc., Kemper Distributors, Inc. and Scudder Financial Intermediary Services Group each reserves the right to reject any purchase order. All funds will be invested in full and fractional shares.

Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

         The  name  Scudder  Global  Discovery  Fund as used  herein  and in the prospectus also means Global Discovery Fund, which is a series of Global/International Fund, Inc. All shares of Global Discovery Fund outstanding on April 16, 1998, were redesignated as Scudder Shares of Global Discovery Fund (also represented as "Scudder Global Discovery Fund"). Investors in Global Discovery Fund as of April 15, 1998, can continue to purchase Scudder Shares. Scudder Shares are not available to new investors with the following exceptions:

         1. Existing shareholders of any fund or class of a Fund in the Scudder Family of Funds as of April 15, 1998, and their immediate family members residing at the same address, may purchase Scudder Shares.

         2. Shareholders who owned shares of the Global Discovery Fund through any broker-dealer or service agent omnibus account as of April 15, 1998, may continue to purchase Scudder Shares. Existing shareholders of any fund in the Scudder Family of Funds through certain broker-dealers or service agent omnibus accounts as of April 15, 1998, may purchase Scudder Shares when made available from that broker-dealer or service agent. Call the broker-dealer or service agent for more information.

         3. Retirement, employee stock, bonus, pension or profit sharing plans offering the Scudder Family of Funds as of April 15, 1998, may add new participants and accounts. Scudder Shares are also available to prospective plan sponsors, as well as to existing plans which had not previously offered the Global Discovery Fund as an investment option.

         4. An employee who owns Scudder Shares through a retirement, employee stock, bonus, pension or profit sharing plan as of April 15, 1998, may, at a later date, open a new individual account to purchase Scudder Shares.

         5. Any employee who owns Scudder Shares through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA holding Scudder Shares.

         6.       Scudder   Shares  are   available   to  the   Scudder   Kemper
                  Investments, Inc. retirement plans.

         7. Officers and Fund Directors, and full-time employees of Scudder Kemper Investments, Inc. and its subsidiaries, and their family members, may purchase Scudder Shares.

         8.       Scudder  Shares  are  available  to any  accounts  managed  by
                  Scudder Kemper Investments, Inc., any advisory products offered by Scudder Kemper Investments, Inc. or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.

         9. Registered investment advisors ("RIAs") and certified financial planners ("CFPs") with clients invested in the Scudder Family of Funds as of April 15, 1998, may purchase additional Scudder Shares or open new individual client or omnibus accounts purchasing Scudder Shares. RIAs and CFPs who do not have clients invested in the Funds as of April 15, 1998, may enter into a written agreement with Scudder Investor Services in order to purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

         10. Broker-dealers, RIAs and CFPs who have clients participating in comprehensive fee programs may enter into an agreement with Scudder Investor Services in order to purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

         11. Institutional alliances trading through NSCC/FundServ may purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

         12. Partnership shareholders invested in Global Discovery Fund as of April 15, 1998, through an account registered in the name of a partnership may open new accounts to purchase Scudder
                  Shares, whether or not they are listed on the account registration. Corporate shareholders invested in Global Discovery Fund as of April 15, 1998, may open new accounts using the same registration, or if the corporation is reorganized, the new companies may purchase Scudder Shares.

         Scudder Investor Services may, at its discretion, require appropriate documentation that an investor is indeed eligible to purchase Scudder Shares. For more information, please call Scudder Investor Relations at 1-800-225-5163.

Minimum balances

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

         The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

         o assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

         o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

         Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of the Fund are purchased by a check which proves to be uncollectable, the Corporation reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Corporation or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by Brown Brothers Harriman & Co. (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

         The Board of Directors and the Distributor each has the right to limit, for any reason, the amount of purchases by, and to refuse to, sell to any person, and each may suspend or terminate the offering of shares of the Fund at any time for any reasons.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

         The Corporation may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

         (See "Exchanges and Redemptions" and "Transaction Information"
                          in the Shares' prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction
Information -- Redeeming shares -- Signature guarantees" in the Shares' prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         No commission is charged to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Corporation, the Funds, and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

       Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption by QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program, may redeem shares of the Fund by telephone. Redemptions must be for at least $250. Redemption proceeds will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated as of the close of regular trading on the Exchange the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing an QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor/executrix, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven days for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-225-5163.

Redemption-in-Kind

         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Corporation and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Fund at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to the Fund through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the repurchase request. A written request in good order with a proper original signature guarantee, as described in the Fund's prospectus under "Transaction information -- Signature guarantees," should be sent with a copy of the invoice to Scudder Funds, c/o Scudder Confirmed Processing, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Corporation does not impose a redemption or repurchase charge although wire charges may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustees or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Fund may by order of the SEC permit such a suspension for the protection of the Corporation's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for IRAs, Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts), which amount may be changed by the Board of Directors. Scudder retirement plans have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000 ($500 for an UGMA, UTMA, IRA and other retirement accounts), if an automatic investment plan (AIP) of $100/month ($50/month for an UGMA, UTMA, IRA and other retirement accounts) is established.


         Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an AIP, will be assessed an annual $10.00 per fund charge with the fee to be reinvested in the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record. Reductions in value that result solely from market activity will not trigger an involuntary redemption. UGMA, UTMA, IRA and other retirement accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.


                    FEATURES AND SERVICES OFFERED BY THE FUND

       (See "Investment Products and Services" in the Shares' prospectus.)


The  No- Load Concept


         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes funds in its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not the Fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of the Fund's average annual net assets, and the maximum charge for a service fee is 0.25% of the Fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the NASD Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of the Fund's average annual net assets.


         Because Scudder funds and classes in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase no- load to distinguish funds and classes in the Scudder Family of Funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds. The Scudder Family of Funds consists of those Funds or classes of Funds advised by Scudder which are offered without commissions to purchase or redeem shares or to exchange from one Fund to another.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.



====================================================================================================================
                            Scudder Family
                               of Funds                                Load Fund with 0.75%     No-Load Fund with
         YEARS               No- Load Fund       8.50% Load Fund           12b-1 Fee           0.25% 12b-1 Fee
--------------------------------------------------------------------------------------------------------------------


          10                    $25,937                $23,733                $24,222                $25,354

--------------------------------------------------------------------------------------------------------------------

          15                    41,772                 38,222                 37,698                 40,371

--------------------------------------------------------------------------------------------------------------------

          20                    67,275                 61,557                 58,672                 64,282

====================================================================================================================

         Investors are encouraged to review the fee table of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet Access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the same Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Fund's Prospectus for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the relevant Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         Your investment in the Fund represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks of concentrating in fewer securities or in a specific market sector.

Scudder Investor Centers

         Investors may visit any of the Investor Centers maintained by the Distributor listed in the Shares' prospectus. The Investor Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Investor Centers but should be mailed to "The Scudder Funds" at the address listed under "Investment Products and Services" in the Shares' prospectus.

Reports to Shareholders

         The Corporation issues to the Fund's shareholders semiannual and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in the Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment Products and Services" in the Shares' prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

         Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

         Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

TAX FREE

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

         Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

         Scudder Ohio Tax Free Fund*seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

         Scudder  Corporate  Bond  Fund  seeks a high  level of  current  income
         through  investment   primarily  in  investment-grade   corporate  debt
         securities.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

         Scudder  Dividend & Growth Fund seeks high current income and long-term
         growth  of  capital   through   investment   in  income  paying  equity
         securities.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

         Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

         Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

     Value

         Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

         Scudder  Value  Fund**  seeks  long-term   growth  of  capital  through
         investment in undervalued equity securities.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

     Growth

         Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

------------------------
**       Only the Scudder Shares are part of the Scudder Family of Funds.

GLOBAL EQUITY

     Worldwide

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

         Scudder International Value Fund seeks long-term capital appreciation through investment primarily in undervalued foreign equity securities.

         Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

         Scudder   International  Fund***  seeks  long-term  growth  of  capital primarily through a diversified portfolio of marketable foreign equity securities.

         Scudder International Growth Fund seeks long-term capital appreciation through investment primarily in the equity securities of foreign companies with high growth potential.

         Scudder   Global   Discovery   Fund**   seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

     Regional

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

INDUSTRY SECTOR FUNDS

     Choice Series

         Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

         Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

------------------------
***      Only the International Shares are part of the Scudder Family of Funds.
**       Only the Scudder Shares are part of the Scudder Family of Funds.

         Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

SCUDDER PREFERRED SERIES

         Scudder Tax Managed Growth Fund seeks long-term growth of capital on an after-tax basis by investing primarily in established, medium- to large-sized U.S. companies with leading competitive positions.

         Scudder  Tax  Managed  Small  Company  Fund seeks  long-term  growth of
         capital  on  an  after-tax  basis  through   investment   primarily  in
         undervalued stocks of small U.S. companies.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.


         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.


                              SPECIAL PLAN ACCOUNTS

         (See "Transaction Information," "Purchases" and "Exchanges and
                    Redemptions" in the Shares' prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-----------------------------------------------------------------------------------------------------------

         Starting                                        Annual Rate of Return
          Age of                     ----------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                       $253,680                  $973,704                  $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                    35,062                     46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

-----------------------------------------------------------------------------------------------------------

         Starting                                        Annual Rate of Return
          Age of                     ----------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                       $119,318                  $287,021                   $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                    59,821                     90,764
            55                        16,709                    20,286                     24,681

Scudder Roth IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      (See "DISTRIBUTIONS -- Dividends and Capital Gains Distributions and
                       Taxes" in the Shares' prospectus.)

         The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

         The Fund intends to distribute investment company taxable income and any net realized capital gains in December each year. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Additional distributions may be made if necessary.

         All distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash. (See "TAXES.")

                             PERFORMANCE INFORMATION

       (See "FUND SUMMARY -- Past Performance" in the Shares' prospectus.)

         From time to time, quotations of the Shares' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Effective April 16, 1998, Global Discovery Fund was divided into four classes of shares. Shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares of the Fund. The performance information will be calculated separately for each class of Global Discovery Fund's shares. These performance figures are calculated in the following manner:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for, where applicable, the periods of one year, five years, ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)^1/n - 1


                Where:

                    P        =       a hypothetical initial investment of $1,000
                    T        =       Average Annual Total Return
                    N        =       number of years
                    ERV      =       ending  redeemable value: ERV is
                                     the  value,  at  the  end  of  the
                                     applicable     period,     of    a
                                     hypothetical   $1,000   investment
                                     made  at  the   beginning  of  the
                                     applicable period.

         Average Annual Total Return for periods ended October 31, 1998

                                    One Year               Five Years              Life of the Fund

Global Discovery Fund*                1.19%                  8.66%                    10.75%(1)

     (1) For the period beginning September 10, 1991.
     * On April 16, 1998, Global Discovery Fund adopted its present name. Prior to that date, the Fund was known as Scudder Global Discovery Fund since it changed its name from Scudder Global Small Company Fund on March 6, 1996. Performance information provided is for the Fund's Scudder Shares class.

Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative Total Return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):


                                 C = (ERV/P) - 1


             Where:

                    C        =       Cumulative Total Return
                    P        =       a hypothetical initial investment of $1,000

                    ERV      =       ending  redeemable value: ERV is
                                     the  value,  at  the  end  of  the
                                     applicable     period,     of    a
                                     hypothetical   $1,000   investment
                                     made  at  the   beginning  of  the
                                     applicable period.

           Cumulative Total Return for periods ended October 31, 1998

                                                  One Year                Five Years                Life of the Fund

Global Discovery Fund*                             1.19%                 41.06%                       79.34%(1)

     (1) For the period beginning September 10, 1991.
     * On April 16, 1998, Global Discovery Fund adopted its present name. Prior to that date, the Fund was known as Scudder Global Discovery Fund since it changed its name from Scudder Global Small Company Fund on March 6, 1996. Performance information provided is for the Fund's Scudder Shares class.

Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

Comparison of Portfolio Performance2Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.

         Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

                  The Europe/Australia/Far East (EAFE) Index
                  International Finance Corporation's Latin America Investable Total Return Index
                  Morgan Stanley Capital International World Index
                  J.P. Morgan Global Traded Bond Index

                  Salomon Brothers World Government Bond Index
                  Nasdaq Composite Index
                  Wilshire 5000 Stock Index

         From time to time, in marketing and other Fund literature, Directors and officers of the Corporation, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources for Fund performance information and articles about the Fund include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

         Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

         The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

         Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

         Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

         International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

Scudder's 30% Solution

         The 30 Percent Solution -- A Global Guide for Investors Seeking Better Performance With Reduced Portfolio Risk is a booklet, created by Scudder, to convey its vision about the new global investment dynamic. This dynamic is a result of the profound and ongoing changes in the global economy and the financial markets. The booklet explains how Scudder believes an equity investment portfolio with up to 30% in international holdings and 70% in domestic holdings can improve long-term performance while simultaneously helping to reduce overall risk.

                            ORGANIZATION OF THE FUND

              (See "Investment Adviser" in the Shares' prospectus.)

         The Fund is a separate series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of the Corporation was changed from Scudder Global Fund, Inc. on May 28, 1998. The name of the Fund was changed, effective April 16, 1998, from Scudder Global Discovery Fund to Global Discovery Fund. The Corporation's shares are currently divided into five series:
Global Discovery Fund, Scudder Global Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund and Scudder International Bond Fund. The Fund's shares are currently divided into four classes: the Scudder Shares, and Kemper Global Discovery Fund Class A, B and C shares. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         The authorized capital stock of the Corporation consists of 800 million shares with $.01 par value, of which 100 million shares are allocated to Global Discovery Fund. Each share of each series of the Corporation has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

         Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Directors has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Articles of Incorporation. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Directors, in their discretion, may authorize the division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of any subsequently created classes may bear different expenses in connection with different methods of distribution of their classes.

         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

         The Articles of Amendment and Restatement provide that the Directors of the Corporation, to the fullest extent permitted by Maryland General Corporation Law and the 1940 Act shall not be liable to the Corporation or its shareholders for damages. As a result, Directors of the Corporation may be immune from liability in certain instances in which they could otherwise be held liable. The Articles and the By-Laws provide that the Corporation will indemnify its Directors, officers, employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by applicable law. Nothing in the Articles or the By-Laws protects or indemnifies a Director, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person's office.

         No series of the Corporation shall be liable for the obligations of any other series.

                               INVESTMENT ADVISER

              (See "Investment Adviser" in the Shares' prospectus.)

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Value Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Global/International Fund, Inc., Scudder Global High Income Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder

Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and Scudder Spain and Portugal Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by the Adviser's own research specialists. The Adviser's international investment management team travels the world, researching hundreds of companies.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for that Fund.

         The transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new investment management agreement between the Corporation on behalf of the Fund, and the Adviser was approved by the Corporation's Directors. At the special meeting of the Fund's shareholders on October 27, 1997, the shareholders also approved the investment management agreement. The new investment management agreement became effective as of December 31, 1997.

         On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement (the "Agreement") with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the dates of execution and termination. The agreement became effective September 7, 1998, upon the termination of the then current investment management agreement and was approved at a shareholder meeting held in December 1998.

         The Agreement dated September 7, 1998, was approved by the Directors of the Corporation on August 11, 1998. The Agreement will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the agreement, the Adviser regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, of the 1940 Act and the Internal Revenue Code of 1986 and to the Fund's investment objectives, policies and restrictions, as each may be amended, and subject, further, to such policies and instructions as the Board of Directors may from time to time establish.

         Under the agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

         The Adviser pays the compensation and expenses except those for attending Board and committee meetings outside New York, New York and Boston, Massachusetts of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such directors, officers and employees of the Adviser as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.

         For these services, Global Discovery Fund pays the Adviser an annual fee equal to 1.10% of the average daily net assets of such Fund. For the fiscal year ended October 31, 1996, the management fee amounted to $3,201,957. For the fiscal year ended October 31, 1997, the management fee amounted to $3,960,949. For the fiscal year ended October 31, 1998, the management fee amounted to $3,960,160, of which $326,115 was unpaid at October 31, 1998.

         The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Under the agreement, the Fund is responsible for all of its other expenses including: organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including expenses of issuance, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto.

         The Agreement identified the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Funds, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

         In reviewing the terms of the agreement and in discussions with the Adviser concerning such Agreement, the Directors who are not "interested persons" of the Corporation have been represented by independent counsel at the relevant Fund's expense.

         The agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Directors may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             DIRECTORS AND OFFICERS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Address and Age                 Position with Corporation       Principal Occupation**      Services, Inc.
---------------------                 -------------------------       ----------------------      --------------


Daniel Pierce*+ (64)                  Chairman of the Board and       Chairman of the Board and   Vice President,
                                      Director                        Managing Director of        Assistant Treasurer
                                                                      Scudder Kemper              and Director
                                                                      Investments, Inc.

Nicholas Bratt*#@++ (50)              President--  Global             Managing Director of        --
                                      Discovery Fund                  Scudder Kemper
                                                                      Investments, Inc.

Paul Bancroft III (69)                Director                        Venture Capitalist and      --
79 Pine Lane                                                          Consultant; Retired
Box 6639                                                              President, Chief
Snowmass Village, CO 81615                                            Executive Officer and
                                                                      Director, Bessemer
                                                                      Securities Corporation

Sheryle J. Bolton (52)                Director                        Chief Executive Officer     --
Scientific Learning Corporation                                       and Director, Board of
1995 University Avenue                                                Directors, Scientific
Suite 400                                                             Learning Corporation;
Berkeley, CA  94704                                                   Former President and
                                                                      Chief Operating Officer,
                                                                      Physicians Online, Inc.
                                                                      (Electronic transmission
                                                                      of clinical information for
                                                                      physicians [1994-1995])

William T. Burgin (55)                Director                        General Partner,            --
83 Walnut Street                                                      Bessemer Venture
Wellesley, MA  02481-2101                                             Partners; General Partner,
                                                                      Deer & Company;
                                                                      Director, Fort James
                                                                      Corporation; Director of
                                                                      various privately held
                                                                      companies


                                       48

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Address and Age                 Position with Corporation       Principal Occupation**      Services, Inc.
---------------------                 -------------------------       ----------------------      --------------

Thomas J. Devine (72)                 Honorary Director               Consultant                  --
450 Park Avenue
New York, NY 10022


Keith R. Fox (44)                     Director                        Private Equity Investor,    --
10 East 53rd Street                                                   Exeter Capital
New York, NY  10022                                                   Management Corporation

William H. Gleysteen, Jr. (72)        Honorary Director               Consultant; Guest           --
4937 Crescent Street                                                  Scholar, Brookings
Bethesda, MD 20816                                                    Institution; President, The
                                                                      Japan Society (1989-
                                                                      1995)


William H. Luers (68)                 Director                        Chairman and President,     --
993 Fifth Avenue                                                      U.N. Association of the
New York, NY 10028                                                    U.S.A.

Kathryn L. Quirk++ (47)               Director, Vice President and    Managing Director of        Director, Senior Vice
                                      Assistant Secretary             Scudder Kemper              President and Clerk
                                                                      Investments, Inc.


Joan E. Spero (54)                    Director                        President, Doris Duke       --
Dori Duke Charitable                                                  Charitable Foundation;
Foundation                                                            Department of State
650 Fifth Avenue - 19th Floor                                         Undersecretary of State
New York, NY  10128                                                   for Economic Business
                                                                      and Agricultural Affairs
                                                                      (1993-1997)


Robert G. Stone, Jr. (75)             Honorary Director               Chairman Emeritus &         --
405 Lexington Avenue 39th Floor                                       Director, Kirby
New York, NY 10174                                                    Corporation (inland and
                                                                      offshore marine
                                                                      transportation and diesel
                                                                      repairs)

Susan E. Dahl+ (33)                   Vice President                  Managing Director of        --
                                                                      Scudder Kemper
                                                                      Investments, Inc.


Gary P. Johnson+ (45)                 Vice President                  Senior Vice President of    --
                                                                      Scudder Kemper
                                                                      Investments, Inc.


Thomas W. Joseph+ (59)                Vice President                  Senior Vice President of    Vice President,
                                                                      Scudder Kemper              Treasurer, Assistant
                                                                      Investments, Inc.           Clerk and Director

Ann M. McCreary                       Vice President                  Managing Director of        --
                                                                      Scudder Kemper
                                                                      Investments, Inc.

Thomas F. McDonough+ (52)             Vice President and Secretary    Senior Vice President of    Assistant Clerk
                                                                      Scudder Kemper
                                                                      Investments, Inc.

Gerald J. Moran++ (59)                Vice President                  Senior Vice President of    --
                                                                      Scudder Kemper
                                                                      Investments, Inc.

                                       49

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Address and Age                 Position with Corporation       Principal Occupation**      Services, Inc.
---------------------                 -------------------------       ----------------------      --------------

John R. Hebble+ (40)                  Treasurer                       Senior Vice President of    --
                                                                      Scudder Kemper
                                                                      Investments, Inc.

Caroline Pearson + (36)               Assistant Secretary             Senior Vice President of    --
                                                                      Scudder Kemper
                                                                      Investments, Inc.;
                                                                      Associate, Dechert Price
                                                                      & Rhoads (law firm),
                                                                      1989-1997

M. Isabel Saltzman+ (44)              Vice President                  Managing Director of        --
                                                                      Scudder Kemper
                                                                      Investments, Inc.

*    Messrs.  Bratt and Pierce,  and Ms. Quirk are considered by the  Corporation and its counsel to be persons who are "interested persons" of the Adviser or of the Corporation (within the meaning of the 1940 Act).
**   Unless  otherwise  stated,   all  the  Directors  and  officers  have  been
     associated with their  respective  companies for more than five years,  but not necessarily in the same capacity.
#    Mr. Pierce and Ms. Quirk are members of the Executive  Committee,  which may exercise  powers of the Directors when they are not in session.
@    The President of a series shall have the status of Vice President of the Corporation.
+    Address:  Two International Place, Boston, Massachusetts 02110
++   Address:  345 Park Avenue, New York, New York 10154


         Certain accounts for which the Adviser acts as investment adviser owned 1,649,695 shares in the aggregate of Global Discovery Fund, or 10.52% of the outstanding shares on January 29, 1999. The Adviser may be deemed to be the beneficial owner of such shares of Global Discovery Fund, but disclaims any beneficial ownership therein.

         As of January 29, 1999, 953,449 shares in the aggregate, 6.08% of the outstanding shares of Scudder Global Discovery Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the knowledge of the Trust, as of January 29, 1999 all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) 460,173 shares, or 2.93% of the shares of Global Discovery Fund outstanding on such date.


         To the knowledge of the Trust, except as stated above, as of January 29, 1999, no person owned beneficially more than 5% of the Fund's outstanding shares.

         The Directors and officers of the Corporation also serve in similar capacities with respect to other Scudder Funds.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Directors is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Directors" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

         The Board of Directors meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

         All the Independent Directors serve on the Committee on Independent Directors, which nominates Independent Directors and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Directors

         The Independent Directors receive the following compensation from Global Discovery Fund of Global/International Fund, Inc.: an annual trustee's fee of $3,500; a fee of $325 for attendance at each board meeting, audit committee meeting or other meeting held for the purposes of considering arrangements between the Trust on behalf of the Fund and the Adviser or any affiliate of the Adviser; $100 for all other committee meetings; and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Directors have in the past and may in the future waive a portion of their compensation.

         The Independent Directors also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director during 1998 from the Corporation and from all of the Scudder funds as a group.



                            Global/International Fund, Inc.*                  All Scudder Funds
                            --------------------------------                  -----------------
                            Paid by             Paid by              Paid by                Paid by
Name                        the Funds         the Adviser            the Funds           the Adviser**
----                        ---------         -----------            ---------           -------------

Paul Bancroft III,         $38,500          $2,125                   $174,200          $8,925 (23 funds)
Director

Sheryle J. Bolton,         $38,500            $0                     $149,050            $0 (21 funds)
Director

William T. Burgin,         $38,500          $2,125                   $150,950          $8,925 (21 funds)
Director

Thomas J. Devine,          $38,500          $2,125                   $162,450          $8,925 (22 funds)
Honorary Director

Keith R. Fox, Director     $39,750          $2,125                   $156,800          $8,925 (21 funds)

William H. Gleysteen,      $38,500          $2,125                   $123,200@         $4,675 (15 funds)
Jr., Honorary Director

William H. Luers,          $34,750          $2,125                   $157,050          $8,925 (24 funds)
Director

Joan E. Spero***           $8,340             $0                      $29,736            $0 (21 funds)


* Global/International Fund, Inc. consists of five funds: Scudder Global Fund, Scudder International Bond Fund, Scudder Global Bond Fund, Global Discovery Fund and Scudder Emerging Markets Income Fund.

** Meetings associated with the Adviser's alliance with Zurich Insurance Company. See "Insurance Adviser" for additional information.

***      Elected as Director of the Corporation in September 1998.

@ This amount does not reflect $6,208 in retirement benefits accrued as part of Fund Complex expenses, and $3,000, in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Gleysteen as additional compensation for serving on the Board of The Japan Fund, Inc.

         Members of the Board of Directors who are employees of the Adviser or its affiliates receive no direct compensation from the Corporation, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                                   DISTRIBUTOR

         The Corporation, on behalf of the Fund, has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts, 02110-4103 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Corporation's underwriting agreement dated September 7, 1998 will remain in effect from year to year thereafter only if its continuance is approved annually by a majority of the members of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Directors or a majority of the outstanding voting securities of the Corporation. The underwriting agreement was most recently approved by the Directors on August 6, 1998.

         Under the underwriting agreement, the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Corporation's registration statement and prospectus and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; any of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and any of the cost of computer terminals used by both the Corporation and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of Fund shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, any of the cost of toll-free telephone service and expenses of service representatives, any of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Corporation.

       Note: Although the Scudder Shares currently has no 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Corporation.

                                      TAXES

                  (See "DISTRIBUTIONS -- Dividends and Capital
           Gains Distributions and Taxes" in the Shares' Prospectus.)

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Global Discovery Fund intends to distribute at least annually all of its respective investment company taxable income and net realized capital gains and therefore do not expect to pay federal income tax, although in certain circumstances the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires the Fund to distribute to shareholders during a calendar year an amount equal to at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise some portion of the Fund's gross income. To the extent that such dividends constitute any of the Fund's gross income, a portion of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the Fund shares, or the underlying shares of stock held by the Fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if either those shares or shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Properly designated distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time the shares of the Fund have been held by such individual shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or
(ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA

(up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including options on stock and options on narrow-based stock indices) written or purchased by the Fund and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under
Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of the option on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by the Fund is exercised any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

         Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

         Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code, and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.

         Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.

         If the Fund invests in stock of certain passive foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         The Fund may make an election to market its shares of these foreign investment companies, in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of stock would be deductible as ordinary losses to the extent of any net mark-to-market gains previously included in income in prior years. The effect of this election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund-level tax when distributed to shareholders as a dividend. Alternatively, the Funds may elect to include as income and gain their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS


Brokerage

         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of the Fund or other funds managed by the Adviser.


         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.


         Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Directors of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

         The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

         For the fiscal years ended October 31, 1998, 1997 and 1996, Global Discovery Fund paid brokerage commissions of $526,742, $759,086 and $587,657, respectively. During the fiscal year ended October 31, 1998, the Fund paid brokerage commissions of $378,833 (71.92% of the total brokerage commissions), resulting from orders placed, consistent with the policy of seeking to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or Adviser. The total amount of brokerage transactions aggregated $188,229,557 (61.18% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or any other special factors.


Portfolio Turnover

         The Fund's average annual portfolio turnover rate (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities with maturities at the time of acquisition of one year or less). Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1998, 1997 and 1996 were 40.6%, 60.5% and 63.0%, respectively.

                                 NET ASSET VALUE


         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities , by the total number of shares outstanding .

         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost , which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.


         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.


         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.


         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


         The Financial Highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with generally accepted auditing standards, and the preparation of federal tax returns.

Other Information

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time such changes may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the investment objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations should not be construed as recommendations for similar action by other investors.

         The CUSIP  number of the Scudder  Shares of Global  Discovery  Fund is:
         811150-40-8.

         The Fund's fiscal year end is October 31.

         The law firm of Dechert Price & Rhoads is counsel for the Fund.

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is employed as custodian for the Fund. Brown Brothers Harriman & Co. has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the Investment Company Act.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Scudder Fund Accounting Corporation charged Global Discovery Fund an aggregate fee of $302,281, $207,838 and $189,560 for the fiscal years ended October 31, 1998, 1997 and 1996, respectively.

         Information set forth below for periods prior to April 16, 1998 with respect to Global Discovery Fund is provided at the Fund level since that Fund consisted of one class of shares (which class was re-designated as "Scudder Global Discovery Shares") until April 16, 1998.

         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend paying agent for the Scudder Shares. Scudder Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays Scudder Service Corporation an annual fee for each account maintained as a participant. The fee incurred by Global Discovery Fund for the year ended October 31, 1996 amounted to $514,910, of which $45,204 was unpaid at October 31, 1996. The fee incurred by Global Discovery Fund for the year ended October 31, 1997 amounted to $851,578, of which $64,821was unpaid at October 31, 1997. The fee incurred by Global Discovery Fund on behalf of the Scudder Shares, for the year ended October 31, 1998, amounted to $734,090, of which $58,838 was unpaid at October 31, 1998.

         Scudder Trust Company, an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Funds to Scudder Trust Company, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. The Fund pays Scudder Trust company an annual fee of $26.00 per shareholder account. Global Discovery Fund incurred fees of $92,508, of which $16,738 is unpaid at October 31, 1996. The fee incurred by Global Discovery Fund for the year ended October 31, 1997 amounted to $186,872, of which $15,665 was unpaid at October 31, 1997. The fee incurred by Global Discovery Fund for the year ended October 31, 1998 amounted to $200,043, of which $17,404 was unpaid at October 31, 1998.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Global Discovery Fund

         The financial statements, including the Investment Portfolio of Global Discovery Fund -- Scudder Shares, together with the Report of Independent Accountants, and Financial Highlights, are incorporated by reference and attached hereto in the Annual Report to Shareholders of the Fund dated October 31, 1998, and are deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                             [LOGO] KEMPER FUNDS

Kemper Global and International Funds

PROSPECTUS March 1, 1999

KEMPER GLOBAL AND INTERNATIONAL FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of funds managed by Scudder Kemper Investments, Inc.

Global Discovery Fund

Growth Fund Of Spain

Kemper Asian Growth Fund

Kemper Emerging Markets Growth Fund

Kemper Emerging Markets Income Fund

Kemper Europe Fund

Kemper Global Blue Chip Fund

Kemper Global Income Fund

Kemper International Fund

Kemper International Growth and Income Fund

Kemper Latin America Fund

Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FOREIGN INVESTING

INVESTMENT APPROACH

The funds described in this prospectus invest primarily in non-U.S. issuers. Each fund has its own investment objective, investment strategy and risk profile.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security and the value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each stock fund's returns and net asset value will go up and down. Stock market movements will affect the funds' share prices on a daily basis. Declines in value are possible both in the overall stock market and in the types of securities held by the funds.

Bond Market. When interest rates rise, the price of bonds typically falls in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a fund's duration, the more sharply its share price is likely to rise or fall when interest rates change.

Portfolio Strategy. The portfolio managers' skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Foreign Securities. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates.

2 Global Investing

ABOUT THE FUNDS

GROWTH FUND OF SPAIN

INVESTMENT OBJECTIVE

Growth Fund Of Spain seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objective and policies are fundamental and cannot be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its objective by investing primarily in equity securities of Spanish companies. A company is deemed to be Spanish if it is:

o     organized under the laws of Spain; or

o     traded in the Spanish securities markets and doing business in Spain.

Under normal market conditions, at least 65% of the fund's total assets will be invested in equity securities of Spanish companies. The fund may invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities that are not readily marketable, a significant portion of which may be considered illiquid. The fund may invest up to 35% of its total assets in investment-grade fixed income securities denominated in Pesetas or U.S. dollars.

As an operating policy the investment manager intends to evaluate investment opportunities throughout the Iberian Peninsula (i.e., Spain and Portugal). As a matter of non-fundamental policy, the fund may invest up to 35% of its total assets in equity securities of companies other than Spanish companies, and may focus such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal.

In selecting its investments, the fund will look for companies with (i) strong and sustainable earnings growth, (ii) solid management and (iii) reasonable stock market valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, (ii) a company's fundamentals have deteriorated and (iii) the fund's portfolio is too heavily weighted in a particular industry or sector.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                                          Growth Fund Of Spain 3

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objective. The fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividends and other distributions to shareholders.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The securities markets of Spain and Portugal have substantially less volume than the securities markets of the U.S. and securities of some companies in Spain and Portugal are less liquid and more volatile than securities of comparable U.S. companies. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The fund is the successor entity to The Growth Fund of Spain, Inc., a closed-end fund whose shares were exchanged for Class A shares of the fund in connection with a reorganization transaction completed on December 11, 1998. The information provided in the chart is for The Growth Fund of Spain, Inc. through December 11, 1998 and for the fund's Class A shares thereafter, and does not reflect sales charges, which reduce return. Open-end funds generally have higher expenses than closed-end funds and, accordingly, the fund expects that


4 Growth Fund Of Spain
its expense ratio will be higher than that of its predecessor. Expenses adversely affect performance.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1991.................  15.82%
1992................. -23.48%
1993.................  28.79%
1994.................   2.26%
1995.................  22.11%
1996.................  31.12%
1997.................  19.47%
1998.................  49.85%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 32.17% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -21.84% (the third quarter of 1992).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A[     Class B     Class C       IBEX 35 Index
-----------------       -------      -------     -------       -------------
One Year                 41.21%        --          --             47.47%

Five Years               22.52%        --          --             25.23%

Ten Years                 --           --          --               --

Since Class
Inception*               13.19%      3.22%**     6.44%**            ***

-----------
[ The information provided is for The Growth Fund of Spain, Inc. through December 11, 1998 and for the fund's Class A shares thereafter, and assumes deduction of the Class A sales charge.

* Inception date for Class A shares is 2/14/90, which was the inception date for the fund's predecessor, The Growth Fund of Spain, Inc. and for Class B and C shares is 12/14/98.

**    Aggregate returns.

*** Index return for the life of each class: 14.82% (2/14/90) for Class A shares, and 4.65% (12/14/98) for Class B and C shares.

The IBEX 35 Index is a capitalization-weighted index of the 35 most liquid Spanish stocks traded on the continuous markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.


                                                          Growth Fund Of Spain 5

Fee and Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    2.00%*      2.00%*       2.00%*
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets**
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.10%        1.35%        1.30%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.85%        2.85%        2.80%
--------------------------------------------------------------------------------

* A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions. See "Redemption Fee."

** The fund was reorganized from a closed-end fund to an open-end fund in December 1998. The fees and expenses of open-end funds are, in many cases, higher than those of closed-end funds. Accordingly, the expense ratios shown above are estimated, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year, for the fund's current fiscal year ending on October 31, 1999. The actual expenses for each class of shares in future years may be more or less than the numbers in the tables above, depending on a number of factors, including changes in actual value of the fund's assets represented by each class of shares.

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.


6 Growth Fund of Spain

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold your shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $941                 $888                 $583

3 Years                $1,123               $1,183                 $868

5 Years                $1,518               $1,704               $1,479

10 Years               $2,619               $2,719               $3,128

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $752                 $288                 $283

3 Years                $1,123                 $883                 $868

5 Years                $1,518               $1,504               $1,479

10 Years               $2,619               $2,719               $3,128

                                                          Growth Fund Of Spain 7

KEMPER ASIAN GROWTH FUND

INVESTMENT OBJECTIVE

Kemper Asian Growth Fund seeks long-term capital growth. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies.

Under normal circumstances the fund will invest at least 85% of its total assets in equity securities of Asian companies. The fund considers an issuer of securities to be an Asian company if:

o the company is organized under the laws of an Asian country and has a principal office in an Asian country;

o the company derives 50% or more of its total revenues from business in Asia; or

o the company's equity securities are traded principally on a stock exchange in Asia.

Furthermore, the fund will invest at least 65% of its total assets in securities of Asian companies which satisfy at least one of the first two criteria described above.

The fund invests principally in developing or emerging countries. The fund may invest without limit in emerging Asian countries, such as China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The fund may also invest without limit in developed Asian countries, such as Japan and Singapore. However, the fund will only invest in Japan when economic conditions warrant, and then only in limited amounts. From time to time, the fund may have 40% or more of its total assets invested in any major Asian industrial or developed country.

The fund's investment manager determines the appropriate distribution of investments among various Asian countries and geographic regions by considering numerous factors, including the following, among other things:

o     prospects for relative economic growth of Asian countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in Asian companies.

In selecting its investments, the fund will look for companies with (i) identifiable market niches, (ii) clean balance sheets and (iii) strong valuations.

8 Kemper Asian Growth Fund

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, (ii) a company's fundamentals have deteriorated and (iii) the fund's portfolio is too heavily weighted in a particular industry or sector.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in other types of securities including, but not limited to, equity securities of non-Asian companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions. The fund does not currently intend to invest more than 5% of its net assets in debt securities.

The fund considers Asian equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of Asian companies and depository receipts where the underlying or deposited securities are equity securities of Asian companies.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting Asian investments may present a greater risk to the fund than investments in a more geographically diversified fund.


                                                      Kemper Asian Growth Fund 9

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1997................. -34.60%
1998................. -19.02%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 19.46% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -33.05% (the second quarter of 1998).

Average Annual Total Returns
                                                              MSCI All Country
For periods ended                                                Asia Free
December 31, 1998       Class A      Class B     Class C      Ex-Japan Index
-----------------       -------      -------     -------      --------------
One Year                -23.70%      -22.37%     -20.06%          -4.82%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

Since Class
Inception**             -25.10%      -24.90%     -23.77%             *

-----------
* Index returns for the life of each class: -26.49% (11/30/96) for Class A, B, and C, respectively.

**    Inception date for Class A, B and C shares is 10/21/96.



10 Kemper Asian Growth Fund

The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses, or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                              Class A       Class B     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                              5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)         None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                      None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                     None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                    None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                 0.85%         0.85%       0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None          0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses                                 1.80%         2.69%       2.96%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           2.65%         4.29%       4.56%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended November 30, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.80%, Class B shares to 2.78%, and Class C shares to 2.71%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended November 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.85%, 1.51% and 1.85% for Class A, Class B and Class C and actual total


                                                     Kemper Asian Growth Fund 11
annual fund operating expenses were 1.80% for Class A, 2.78% for Class B and 2.71% for Class C.

Total Annual Fund Operating Expenses are currently limited to 1.85% for Class A shares, 2.79% for Class B shares, and 3.25% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 3.23% for Class A shares, 4.11% for Class B shares and 6.30% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $828                 $831                 $557

3 Years                $1,351               $1,601               $1,377

5 Years                $1,899               $2,383               $2,305

10 Years               $3,387               $3,788               $4,662

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $828                 $431                 $457

3 Years                $1,351               $1,301               $1,377

5 Years                $1,899               $2,183               $2,305

10 Years               $3,387               $3,788               $4,662


12 Kemper Asian Growth Fund

KEMPER EMERGING MARKETS GROWTH FUND

INVESTMENT OBJECTIVE

Kemper Emerging Markets Growth Fund seeks long-term growth of capital. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective through equity investment in emerging markets around the globe. Normally, at least 65% of the fund's total assets will be invested in the equity securities of emerging market issuers.

The investment manager takes a top-down approach to evaluating investments for the fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region, as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the investment manager to identify industries and companies that the investment manager believes are most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the investment manager looks for, among other things, individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The investment manager seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

A stock is typically sold when, in the opinion of the portfolio manager (i) the stock has reached it fair market value and its appreciation is limited, (ii) a company's fundamentals have deteriorated, (iii) the fund's portfolio is too heavily weighted in a particular industry or sector, and (iv) country risk outweighs probable return.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     the issuer is organized under the laws of an emerging market country;

o     the issuer's principal securities trading market is in an emerging market;
      or



                                          Kemper Emerging Markets Growth Fund 13

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in emerging market and domestic debt securities which may be below investment-grade or unrated if the investment manager determines that capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.

Under normal market conditions, the fund may invest up to 35% of its total assets in equity securities of issuers in the U.S. and other developed markets.

The fund may invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end company investments will generally only be made when market access or liquidity considerations restricts direct investment in the market.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may hold, without limit, debt instruments, as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.



14 Kemper Emerging Markets Growth Fund

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)      None(1)         4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None         None
--------------------------------------------------------------------------------
Exchange Fee                                  None          None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.25%        1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     None         0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               21.13%        22.06%       22.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         22.38%        24.06%       24.03%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 2.28%, Class B shares to 3.18%, and Class C shares to 3.15%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.35% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 20.10%, 20.88% and 20.88% for Class A, Class B and Class C and actual total annual fund operating expenses were 2.28% for Class A, 3.18% for Class B and 3.15% for Class C.

Total Annual Fund Operating Expenses are currently limited to 2.19% for Class A shares, 3.06% for Class B shares, and 3.03% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary


                                          Kemper Emerging Markets Growth Fund 15
to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.35% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 17.82% for Class A shares, 19.05% for Class B shares and 17.48% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B             Class C
                       -------              -------             -------

1 Year                 $2,501               $2,577               $2,274

3 Years                $5,407               $5,665               $5,360

5 Years                $7,391               $7,653               $7,449

10 Years              $10,014               $9,914              $10,042

Fees and expenses if you did not sell your shares:

                       Class A              Class B             Class C
                       -------              -------             -------

1 Year                 $2,501               $2,177               $2,174

3 Years                $5,407               $5,365               $5,360

5 Years                $7,391               $7,453               $7,449

10 Years              $10,014               $9,914              $10,042


16 Kemper Emerging Markets Growth Fund

KEMPER EMERGING MARKETS INCOME FUND

INVESTMENT OBJECTIVES

Kemper Emerging Markets Income Fund has dual investment objectives. The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

In pursuing its investment objectives, the fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

The fund can invest entirely in high yield/high risk bonds (also called "junk" bonds). The fund invests in lower quality securities of emerging market issuers, some of which have defaulted in the past on certain of their financial obligations. The fund's weighted average maturity may vary from period to period.

In seeking high current income and, secondarily, long-term capital appreciation, the fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or in debt securities, the return on which is derived primarily from emerging markets.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     The issuer is organized under the laws of an emerging market country;

o     The issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

The portfolio manager seeks to buy securities of companies with good credit, strong fundamentals and strong valuations, and conversely, to sell securities which cannot meet these criteria.

In an attempt to reduce or eliminate currency risk, the debt securities in which the fund invests are exclusively U.S. dollar-denominated debt securities, or foreign currency denominated debt securities that are fully hedged back into the U.S. dollar.


                                          Kemper Emerging Markets Income Fund 17

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but not required to, invest in the following:

The fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets.

The fund may invest up to 20% of its total assets in U.S. fixed income instruments which may be below investment-grade.

The fund may acquire shares of closed-end investment companies that invest primarily in emerging market debt securities.

The fund is authorized to borrow from banks and other entities in an amount equal to up to 20% of the fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use proceeds of the borrowings for investment purposes. Borrowing creates leverage, which is a speculative characteristic.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

The fund will not commit more than 40% of its total assets to issuers in a single country.

For temporary defensive purposes, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.


18 Kemper Emerging Markets Income Fund

Main risks

The fund's principal risks are associated with investing in the bond market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests in emerging securities markets that may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Certain emerging markets require prior governmental approval of the type and/or amount of investments by foreign persons.

Issuers whose bonds are below investment-grade may be in impaired financial condition and may be affected by stock market shifts. The prices of their bonds, therefore, tend to change based on stock market movements to a greater degree than investment-grade bond prices.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

                                          Kemper Emerging Markets Income Fund 19

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998................. -36.38%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 10.31% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -38.46% (the second quarter of 1998).

Average Annual Total Returns

For periods ended                                                JP Morgan
December 31, 1998       Class A      Class B     Class C        EMBI+ Index
-----------------       -------      -------     -------        -----------
One Year*               -39.20%      -38.78%     -36.96%          -14.35%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

-----------
*     Inception date for Class A, B and C shares is 12/31/97.

The unmanaged JP Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

20 Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             4.5%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                4.12%        5.00%        4.97%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          5.12%        6.75%        6.72%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.68%, Class B shares to 2.56%, and Class C shares to 2.53%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.70% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 3.44%, 4.19% and 4.19% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.68% for Class A, 2.56% for Class B and 2.53% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.70% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 4.71% for Class A shares, 4.49% for Class B shares and 4.94% for Class C shares.

                                          Kemper Emerging Markets Income Fund 21

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $939               $1,069                 $766

3 Years                $1,914               $2,272               $1,964

5 Years                $2,887               $3,430               $3,218

10 Years               $5,310               $5,622               $6,170

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $939                 $669                 $666

3 Years                $1,914               $1,972               $1,964

5 Years                $2,887               $3,230               $3,218

10 Years               $5,310               $5,622               $6,170

22 Kemper Emerging Markets Income Fund

KEMPER EUROPE FUND

INVESTMENT OBJECTIVE

Kemper Europe Fund seeks long-term capital growth. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of European companies.

Under normal circumstances the fund will invest at least 85% of its total assets in securities of European companies. The fund considers an issuer of securities to be a European company if:

o the company is organized under the laws of a European country and has a principal office in a European country;

o the company derives 50% or more of its total revenues from business in Europe; or

o the company's equity securities are traded principally on a stock exchange in Europe.

Furthermore, the fund will invest at least 65% of its total assets in securities of European companies which satisfy at least one of the first two criteria described above.

The fund invests principally in developed countries, but may invest up to 25% of its total assets in developing or "emerging" countries. Currently, the developed European countries in which the fund may invest without limit include Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. The fund may invest without limit in other European countries in the future if they become developed countries. From time to time, the fund may have 25% or more of its total assets invested in any major European industrial or developed country.

The fund's investment manager determines the appropriate distribution of investments among various European countries and geographic regions by considering numerous factors, including the following, among other things:

o     prospects for relative economic growth of European countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in European companies.

                                                           Kemper Europe Fund 23

In selecting its investments, the fund will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached a predetermined value, (ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in other types of securities including, but not limited to, equity securities of non-European companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions.

The fund considers European equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of European companies and depository receipts where the underlying or deposited securities are equity securities of European companies.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a

24 Kemper Europe Fund
number of different countries within a region may be represented within the fund. Factors affecting European investments may present a greater risk to the fund than investments in a more geographically diversified fund.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1997.................  15.87%
1998.................  19.96%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 18.12% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -15.94% ( the third quarter of 1998).

Average Annual Total Returns

For periods ended                                            FT/S&P World Europe
December 31, 1998       Class A      Class B     Class C           Index
-----------------       -------      -------     -------           -----
One Year                 13.10%      15.63%      19.26%           27.55%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

Since Class
Inception**              17.39%      18.07%      19.19%              *

-----------
* Index returns for the life of each class: 25.92% (4/30/96) for Class A, B, and C shares, respectively.

**    Inception date for the Class A, B and C shares is 5/1/96.

                                                           Kemper Europe Fund 25

The Financial Times/Standard & Poor's Actuaries World Index - Europe is an unmanaged index that is generally representative of the equity securities of European Markets. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.53%        2.92%        1.39%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.28%        4.42%        2.89%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended November 30, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.53%, Class B shares to 2.67%, and Class C shares to 2.08%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended November 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.75%, 1.75% and 0.81% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.53% for Class A, 2.67% for Class B and 2.08% for Class C.

26 Kemper Europe Fund

Total Annual Fund Operating Expenses are currently limited to 1.75% for Class A shares, 2.65% for Class B shares, and 2.62% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 1.73% for Class A shares, 3.27% for Class B shares and 2.38% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $793                 $843                 $392

3 Years                $1,246               $1,638                 $895

5 Years                $1,725               $2,442               $1,523

10 Years               $3,040               $3,695               $3,214

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $793                 $443                 $292

3 Years                $1,246               $1,338                 $895

5 Years                $1,725               $2,242               $1,523

10 Years               $3,040               $3,695               $3,214

                                                           Kemper Europe Fund 27

Proposed reorganization

The Board of Trustees of the Kemper Europe Fund has agreed in principle to propose to shareholders that the Fund be reorganized into the Scudder New Europe Fund, Inc. In connection with the reorganization, the Scudder New Europe Fund, which is currently a closed-end investment company, will be converted to an open-end investment company (mutual fund). After the reorganization, it is expected that the Scudder New Europe Fund will change its name to the Kemper Europe Fund, Inc. and will become a part of the Kemper family of funds.

The reorganization is expected to occur during the third quarter of 1999 and is subject to a number of conditions, including final approval by the board and approval by shareholders of each fund.

28 Kemper Europe Fund

KEMPER GLOBAL BLUE CHIP FUND

INVESTMENT OBJECTIVE

Kemper Global Blue Chip Fund seeks long-term growth of capital. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund will pursue its investment objective through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks.

The fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "blue chip" companies. "Blue Chip" companies are generally identified by their:

o     substantial capitalization;

o     established history of earnings and dividends;

o     easy access to credit;

o     good industry position; and

o     superior management structure.

Global "blue chip" companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares usually results in a relatively high degree of liquidity for such investments.

In general, the fund will seek to invest in companies that the investment manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The fund will also invest in companies which possess attractive valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) it no longer has favorable fundamentals or valuations and (ii) it is not expected to benefit from long-term changes in the global economy.

The fund will invest primarily in developed markets. The fund may be invested 100% in non-U.S. issues, although under normal circumstances, it is expected that both foreign and U.S. investments will be represented in the fund's portfolio.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

                                                 Kemper Global Blue Chip Fund 29

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 15% of its total assets in debt or equity securities of developing or emerging markets. The fund may invest in closed-end investment companies that invest primarily in emerging market debt securities.

The fund may invest in securities traded over-the-counter. The fund may invest in high-quality debt securities with credit ratings of Aaa/AAA through Baa/BBB (and their unrated equivalents) of U.S. and foreign issuers. The fund may also invest up to 5% of its total assets in debt securities rated Baa/BBB or below (and their unrated equivalents), often referred to as "junk" bonds of U.S. and foreign issuers.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. issues, high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Convertible debt securities in which the fund may invest are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

30 Kemper Global Blue Chip Fund

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998.................  13.79%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 10.32% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -8.00% (the third quarter of 1998).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A      Class B     Class C     MSCI World Index
-----------------       -------      -------     -------     ----------------
One Year*                7.24%        9.63%      12.84%           24.80%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

-----------
*    Inception date for Class A, B and C shares is 12/31/97.

The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

                                                 Kemper Global Blue Chip Fund 31

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                5.06%        5.94%        5.91%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          6.06%        7.69%        7.66%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.80%, Class B shares to 2.68%, and Class C shares to 2.65%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.15% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 4.26%, 5.01% and 5.01% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.80% for Class A, 2.68% for Class B and 2.65% for Class C.

32 Kemper Global Blue Chip Fund

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.15% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 3.63% for Class A shares, 4.53% for Class B shares and 5.81% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,143               $1,159                 $856

3 Years                $2,261               $2,515               $2,208

5 Years                $3,356               $3,795               $3,583

10 Years               $5,993               $6,207               $6,715

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,143                 $759                 $756

3 Years                $2,261               $2,215               $2,208

5 Years                $3,356               $3,595               $3,583

10 Years               $5,993               $6,207               $6,715

                                                 Kemper Global Blue Chip Fund 33

KEMPER GLOBAL DISCOVERY FUND*

* Kemper Global Discovery Fund refers to the Kemper shares of Global Discovery Fund which are offered through this prospectus.

INVESTMENT OBJECTIVE

The fund seeks above-average capital appreciation over the long term. Unless otherwise indicated, the fund's investment objective and strategies may be changed without a vote of shareholders.

Main investment strategies

The fund invests primarily in a diversified portfolio of equity securities of small rapidly growing companies throughout the world that the fund's management believes offer the potential for above-average returns relative to large companies, yet are frequently overlooked, and thus, undervalued by the market. Under normal circumstances the fund invests at least 65% of its total assets in the equity securities of small companies. These companies are similar in size to the smallest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index - typically these companies have a market value of between approximately $50 million and $2 billion. However, the fund may invest in companies with smaller market values. Under current market conditions, the median market capitalizations of the companies in which the fund invests is not expected to exceed $750 million.

The fund may invest in any region of the world. It can invest in the securities of companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in companies operating in developed economies, such as some of those of the United States, Japan and Western Europe. The fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

The fund's investment manager determines which securities to invest in by evaluating potential investments from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The fund's investment manager determines which securities to sell using the same criteria. In evaluating the growth potential and relative value of a possible investment, the investment manager considers many factors, including, among other things:

o     the depth and quality of management;

o     a company's product line, business strategy and competitive position;

o     research and development efforts;

o     financial strength, including degree of leverage;

o     cost structure;

o     revenue and earnings growth potential;

o     price-to-earnings ratios and other stock valuation measures; and

o the attractiveness of the country and region in which a company is located.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

34 Global Discovery Fund

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in (i) equity securities of larger companies located throughout the world and in (ii) debt securities if the fund's investment adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The fund may purchase investment-grade bonds, those rated Aaa, Aa, A, Baa/AAA, AA, A, BBB. The fund may also invest up to 5% of its net assets in debt securities rated below investment-grade.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest, without limit, in cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities, primarily global small company stocks. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

In pursuit of higher investment returns, this fund may incur greater risks and more dramatic fluctuations in value than a fund that invests in stocks of larger companies. The inherent business characteristics and risks of small companies include such things as untested management, key personnel with varying degrees of experience, less diversified product lines and weaker financial positions. Also, small companies tend to have less predictable earnings and less liquid securities than more established companies.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. Because Classes A, B and C commenced operations during the course of 1998, the performance information set forth below is for Class S shares. It does not reflect sales charges, which reduce return.


                                                        Global Discovery Fund 35

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1992.................  -0.07%
1993.................  38.18%
1994.................  -7.68%
1995.................  17.84%
1996.................  21.47%
1997.................   9.93%
1998.................  16.43%

The fund currently offers four classes of shares. This prospectus sets forth information about classes A, B and C. The original class of shares is designated as Class S, and is not offered in this prospectus. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ. Otherwise, the share classes will have substantially similar returns.

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 20.25% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -16.62% (the third quarter of 1998).

Average annual total returns

                                                            Salomon Brothers
For periods ended                      Global                 World Equity
December 31, 1998                  Discovery Fund        Extended Market Index
-----------------                  --------------        ---------------------
One Year                               16.43%                  20.57%
Five Years                             11.08%                  15.94%
Since Inception (9/10/91)              12.83%                  14.05%*

*    Index comparison begins August 30, 1991.

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization index made up of holdings selected from a 22 country universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


36 Global Discovery Fund

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.10%        1.10%        1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.10%        1.28%        1.38%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.20%        3.13%        3.23%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.95%, Class B shares to 2.83%, and Class C shares to 2.80%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.25%, 0.30% and 0.43% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.95% for Class A, 2.83% for Class B and 2.80% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 2.07% for Class A shares, 2.81% for Class B shares and 2.75% for Class C shares.


                                                        Global Discovery Fund 37

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                         Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $785                 $716                 $426

3 Years                $1,224               $1,266                 $995

5 Years                $1,687               $1,840               $1,688

10 Years               $2,963               $3,007               $3,531

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $785                 $316                 $326

3 Years                $1,224                 $966                 $995

5 Years                $1,687               $1,640               $1,688

10 Years               $2,963               $3,007               $3,531


38 Global Discovery Fund

KEMPER GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

Kemper Global Income Fund seeks to provide high current income consistent with prudent total return asset management. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing primarily in investment grade foreign and domestic fixed income securities. In managing the fund's portfolio to provide a high level of current income, the investment manager also seeks to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. The fund's weighted average maturity may vary from period to period.

The fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, the fund will invest at least 65% of its assets in the securities of issuers located in at least three countries, one of which may be the United States. It is currently anticipated that the fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units, such as the Euro.

In managing the fund's portfolio in an effort to reduce volatility and increase returns, the fund may allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its investment objective based upon the following:

o     relative interest rates among currencies;

o     the outlook for changes in these interest rates; and

o     anticipated changes in worldwide exchange rates.

In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

The fund will buy and sell its investments on the basis of, among other things, various economic fundamentals, including inflation rates, interest rates and exchange rates.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                                    Kemper Global Income Fund 39

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the bond market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance. Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

40 Kemper Global Income Fund

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1990.................  22.66%
1991.................  11.13%
1992.................  -1.90%
1993.................  10.23%
1994.................  -1.47%
1995.................  19.89%
1996.................   5.87%
1997.................   1.80%
1998.................  10.48%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 11.23% (the first quarter of 1995), and the fund's lowest return for a calendar quarter was -4.32% (the first quarter of 1992).

Average Annual Total Returns

For periods ended                                         SB World Government
December 31, 1998      Class A    Class B     Class C          Bond Index
-----------------      -------    -------     -------          ----------
One Year                5.56%      6.56%       9.72%             6.92%

Five Years              6.08%       --          --               7.34%

Ten Years                --         --          --                --

Since Class
Inception**             8.21%      7.49%       7.93%               *

-----------
* Index returns for the life of each class: 9.57% (10/1/89) for Class A shares and 8.77% (5/31/94) for B, and C shares.

** Inception dates for Class A, B, and C shares are 10/1/89, 5/31/94 and 5/31/94, respectively.

The Salomon Smith Barney World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.

                                                    Kemper Global Income Fund 41

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             4.5%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                0.83%        0.82%        0.63%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.58%        2.32%        2.13%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $603                 $635                 $316

3 Years                  $926               $1,024                 $667

5 Years                $1,272               $1,440               $1,144

10 Years               $2,244               $2,302               $2,462

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $603                 $235                 $216

3 Years                  $926                 $724                 $667

5 Years                $1,272               $1,240               $1,144

10 Years               $2,244               $2,302               $2,462

42 Kemper Global Income Fund

KEMPER INTERNATIONAL FUND

INVESTMENT OBJECTIVE

Kemper International Fund seeks total return, a combination of capital growth and income. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

In pursuing its investment objective, the fund invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both.

There is no limitation on the percentage or amount of the fund's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the fund will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market.

The fund invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the fund's total assets will be invested in non-U.S. issuers. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers the following factors, among other things:

o     prospects for relative economic growth among foreign countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to the international investor.

In selecting its investments, the fund will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue. The fund will also look for previously unmanaged companies which are undergoing a turnaround as a result of new management, product focus or balance sheet restructuring.

A stock is typically sold when the stock (i) has reached a predetermined value,
(ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.


                                                    Kemper International Fund 43

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in debt securities that can be converted into common stocks, also known as convertibles. The fund may also invest in debt securities, preferred stocks, bonds, notes and other debt securities of companies and futures contracts.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. In such cases, the fund would not be pursuing, and may not achieve, its investment objective.

The fund may also establish and maintain reserves for defensive purposes and to enable the fund to take advantage of buying opportunities. The fund's reserves may be invested in domestic as well as foreign short-term money market instruments.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.


44 Kemper International Fund

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1989.................  18.57%
1990.................  -7.50%
1991.................   9.13%
1992.................  -4.79%
1993.................  35.65%
1994.................  -4.00%
1995.................  12.96%
1996.................  17.05%
1997.................   9.00%
1998.................   7.88%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 14.53% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -17.89% (the third quarter of 1998).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A      Class B     Class C      MSCI EAFE Index
-----------------       -------      -------     -------      ---------------
One Year                 1.65%        4.05%       6.79%            20.33%

Five Years               7.07%         --          --               9.50%

Ten Years                8.08%         --          --               5.85%

Since Class
Inception**             11.92%        8.29%       8.63%            *

-----------
* Index returns for the life of each class: 14.02% (5/31/81) for Class A shares and 8.71% (5/31/94) for Class B and C shares.

** Inception date for the Class A shares is 5/21/81 and Class B and C shares is 5/31/94.

The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                    Kemper International Fund 45

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.73%        0.73%        0.73%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                0.91%        1.14%        1.07%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.64%        2.62%        2.55%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $732                 $665                 $358

3 Years                $1,063               $1,114                 $794

5 Years                $1,415               $1,590               $1,355

10 Years               $2,407               $2,496               $2,885

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $732                 $265                 $258

3 Years                $1,063                 $814                 $794

5 Years                $1,415               $1,390               $1,355

10 Years               $2,407               $2,496               $2,885


46 Kemper International Fund

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

Kemper International Growth and Income Fund seeks long-term growth of capital and current income. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends.

At least 80% of the fund's net assets will normally be invested in the equity securities of established non-U.S. companies. The fund focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index.

Stocks are selected for the fund using a disciplined, multi-part investment approach with four stages as follows:

o Stage 1: The investment manager analyzes the pool of dividend-paying foreign securities, primarily from the world's more mature markets, targeting stocks that have high relative yields compared to the average for their markets.

o Stage 2: The investment manager identifies what it believes are the most promising stocks for the fund's portfolio.

o Stage 3: The investment manager diversifies the fund's portfolio among different industry sectors.

o Stage 4: The investment manager diversifies the fund's portfolio among different countries.

A stock is typically sold when a company's dividend yield reaches a predetermined level versus the market yield. A stock is also sold when, in the opinion of the portfolio manager, a company's financial situation begins to deteriorate, especially through the assumption of large amounts of debt.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                  Kemper International Growth and Income Fund 47

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

Under normal conditions, the fund may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed income securities of governments, governmental agencies, supranational agencies and private issuers when the investment manager believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment grade" securities which are those rated Aaa/AAA through Baa/BBB (and their unrated equivalents).

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents which may include domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. The fund may also hold up to 20% of its net assets in the U.S. and foreign fixed income securities for temporary defensive purposes. In such cases, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


48 Kemper International Growth and Income Fund

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998.................   8.94%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 14.21% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -16.55% (the third quarter of 1998).

Average Annual Total Returns

For periods ended                                            MSCI EAFE+Canada
December 31, 1998       Class A      Class B     Class C           Index
-----------------       -------      -------     -------           -----
One Year*                2.67%        5.03%       8.04%           19.11%
Five Years                --           --          --               --
Ten Years                 --           --          --               --

-----------
* Inception date for Class A, B and C shares is 12/31/97.

The Morgan Stanley Capital International World+Canada Index is an unmanaged index of global stock markets, excluding the U.S. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                  Kemper International Growth and Income Fund 49

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               12.58%        13.46%       13.43%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         13.58%        15.21%       15.18%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.81%, Class B shares to 2.69%, and Class C shares to 2.66%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.30% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 11.77%, 12.52% and 12.52% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.81% for Class A, 2.69% for Class B and 2.66% for Class C.

50 Kemper International Growth and Income Fund

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.30% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 13.43% for Class A shares, 14.49% for Class B shares and 14.27% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,800               $1,843               $1,541

3 Years                $3,944               $4,203               $3,897

5 Years                $5,735               $6,086               $5,879

10 Years               $9,031               $9,043               $9,316

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,800               $1,443               $1,441

3 Years                $3,944               $3,903               $3,897

5 Years                $5,735               $5,886               $5,879

10 Years               $9,031               $9,043               $9,316

                                  Kemper International Growth and Income Fund 51

KEMPER LATIN AMERICA FUND

INVESTMENT OBJECTIVE

Kemper Latin America Fund seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund pursues its investment objective by investing at least 65% of its total assets in Latin American equity securities. Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean.

The fund defines securities of Latin American issuers as follows:

o securities of companies organized under the laws of a Latin American country or for which the principal trading market is in Latin America;

o securities issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents assets or activities located in Latin America; or

o securities of Latin American issuers, as defined above, in the form of depositary shares.

In managing its portfolio, the investment manager seeks out investment opportunities created from changing economic and political trends in Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The investment manager believes that active management, based on disciplined fundamental research, will yield promising investment opportunities for long-term capital appreciation.

In selecting companies for investment, the investment manager typically evaluates, among other things, industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, governmental regulation, and availability and cost of labor and raw materials.

A stock is typically sold when, in the opinion of the portfolio manager, the stock no longer falls within certain valuation parameters.

Presently, the fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. However, the fund may invest in other countries in Latin America when the investment manager deems it appropriate.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


52 Kemper Latin America Fund

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in debt securities when the investment manager determines that the capital appreciation of debt securities is likely to equal or exceed that of equity securities. The fund may also invest in debt securities which are rated below investment grade (commonly referred to as "junk bonds").

In addition, the fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the investment manager generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

The fund may invest in closed-end investment companies investing primarily in Latin America.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting Latin American investments may present a greater risk to the fund than investments in a more geographically diversified fund.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

                                                    Kemper Latin America Fund 53

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998................. -24.32%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 7.14% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -19.35% (the third quarter of 1998).

Average Annual Total Returns
                                                             IFC Latin America
For periods ended                                               Investable
December 31, 1998       Class A      Class B     Class C       Return Index
-----------------       -------      -------     -------       ------------
One Year*               -28.68%      -27.20%     -25.05%          -38.10%
Five Years                --           --          --               --
Ten Years                 --           --          --               --

-----------
*     Inception date for Class A, B and C shares is 12/31/97.

The IFC Latin America Investable Return Index is prepared by the International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

54 Kemper Latin America Fund

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.25%        1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               11.50%        12.38%       12.34%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         12.75%        14.38%       14.34%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 2.21%, Class B shares to 3.09%, and Class C shares to 3.06%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.35% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 10.54%, 11.29% and 11.28% for Class A, Class B and Class C and actual total annual fund operating expenses were 2.21% for Class A, 3.09% for Class B and 3.06% for Class C.


                                                    Kemper Latin America Fund 55

Total Annual Fund Operating Expenses are currently limited to 2.19% for Class A shares, 3.07% for Class B shares, and 3.04% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.35% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 9.28% for Class A shares, 10.36% for Class B shares and 11.02% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,730               $1,771               $1,467

3 Years                $3,779               $4,038               $3,730

5 Years                $5,522               $5,882               $5,672

10 Years               $8,827               $8,856               $9,146

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,730               $1,371               $1,367

3 Years                $3,779               $3,738               $3,730

5 Years                $5,522               $5,682               $5,672

10 Years               $8,827               $8,856               $9,146


56 Kemper Latin America Fund

INVESTMENT MANAGER

Each fund retains the investment management firm of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, to manage its daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays the investment manager a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                                           As a % of average
                                                           daily net assets
                                                           ----------------
Growth Fund Of Spain                                             0.75%
Kemper Asian Growth Fund                                         0.85%
Kemper Emerging Markets Growth Fund*                             1.25%
Kemper Emerging Markets Income Fund*                             1.00%
Kemper Europe Fund                                               0.75%
Kemper Global Blue Chip Fund*                                    1.00%
Global Discovery Fund                                            1.10%
Kemper Global Income Fund                                        0.75%
Kemper International Fund                                        0.73%
Kemper International Growth and Income Fund*                     1.00%
Kemper Latin America Fund*                                       1.25%

----------
* The investment manager has agreed to waive 0.15%, 0.30%, 0.70%, 0.35%, and 0.35% of its management fee until December 31, 1999 for Kemper Global Blue Chip Fund, Kemper International Growth and Income Fund, Kemper Emerging Markets Income Fund, Kemper Emerging Markets Growth Fund and Kemper Latin America Fund, respectively.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Kemper Europe Fund, Kemper Global Income Fund, and Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1998.


                                                           Investment Manager 57

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of each fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

For its services, Scudder Investments (U.K.) Limited will receive from Scudder Kemper Investments, Inc. a monthly fee at the annual rate of 0.30% for Kemper Global Income Fund and 0.35% for each of Kemper Europe Fund and Kemper International Fund of the portion of the average daily net assets of each fund allocated by the investment manager to the sub-adviser for management.

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Growth Fund Of Spain

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Joan R. Gregory                  1998           Joined Scudder Kemper in 1992.
Lead Manager                                    She is a member of the firm's
                                                Global Equity Group and is on
                                                the portfolio management teams
                                                for other affiliated
                                                international mutual funds. She
                                                began her investment career in
                                                1989. Prior to joining Scudder
                                                Kemper, she worked in the
                                                international investment
                                                department at a bank.

Nicholas Bratt                   1998           Joined Scudder Kemper in 1976 as
Manager                                         a portfolio manager. Since then
                                                he has served as portfolio
                                                manager for other affiliated
                                                international mutual funds and
                                                has over 20 years of
                                                international investment
                                                experience. He is Head of the
                                                firm's Global Equity Group,
                                                responsible for the strategic
                                                direction of the firm's equity
                                                management business.
--------------------------------------------------------------------------------


58 Investment Manager

Kemper Asian Growth Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Theresa Gusman                 1998         Joined Scudder Kemper in 1992 as an
Lead Manager                                equity analyst responsible for
                                            China, Hong Kong, Indonesia and
                                            Taiwan. She then joined the Pacific
                                            Basin portfolio management team in
                                            1996. She began her investment
                                            career in 1983. Prior to joining
                                            Scudder Kemper, she was an equity
                                            research analyst at an unaffiliated
                                            investment management company.

Elizabeth J. Allan             1998         Joined Scudder Kemper in 1987,
Manager                                     researching investments for some of
                                            the firm's other international
                                            mutual funds. Since then she has
                                            served as a portfolio manager for
                                            other affiliated mutual funds. She
                                            has numerous years of Pacific Basin
                                            research and investing experience.
                                            Prior to joining Scudder Kemper, she
                                            spent several years working for an
                                            unaffiliated investment management
                                            company.
--------------------------------------------------------------------------------

Kemper Emerging Markets Growth Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Joyce E. Cornell               1998         Joined Scudder Kemper in 1991 and
Lead Manager                                has been a portfolio manager since
                                            1993. She is a member of the firm's
                                            Global Equity Group, focusing her
                                            portfolio management and research
                                            responsibilities on the emerging
                                            markets. She began her investment
                                            career in 1987. Prior to joining
                                            Scudder Kemper, she was a security
                                            analyst at an unaffiliated
                                            investment management company.

Andre J. DeSimone              1998         Joined Scudder Kemper in 1997 as
Manager                                     part of the firm's emerging markets
                                            portfolio management teams. He began
                                            his investment career in 1981. Prior
                                            to joining Scudder Kemper, he was
                                            the founder and Chief Executive
                                            Officer of a stock brokerage company
                                            in Kenya.
--------------------------------------------------------------------------------


                                                           Investment Manager 59

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Tara C. Kenney                 1998         Joined Scudder Kemper in 1995 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group,
                                            focusing on portfolio management of
                                            Latin American equity securities.
                                            She has 15 years of experience in
                                            the field. Prior to joining Scudder
                                            Kemper, she was responsible for the
                                            origination and execution of
                                            corporate finance transactions in
                                            Latin America at a banking trust
                                            company.

Theresa Gusman                 1998         Joined Scudder Kemper in 1992 as an
Manager                                     equity analyst responsible for
                                            China, Hong Kong, Indonesia and
                                            Taiwan. She then joined the Pacific
                                            Basin portfolio management team in
                                            1996. She began her investment
                                            career in 1983. Prior to joining
                                            Scudder Kemper, she was an equity
                                            research analyst at an unaffiliated
                                            investment management company.
--------------------------------------------------------------------------------

Kemper Emerging Markets Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
M. Isabel Saltzman             1997         Joined Scudder Kemper in 1990 as a
Lead Manager                                portfolio manager. She is the
                                            Product Leader and a Senior
                                            Portfolio Manager for the firm's
                                            Emerging Markets Bond Group. She
                                            began her investment career in
                                            1979. Prior to joining Scudder
                                            Kemper, she worked in international
                                            finance at a bank.

Susan E. Dahl                  1997         Joined Scudder Kemper in 1987 as
Manager                                     head of fixed income trading. She
                                            has over seven years of emerging
                                            markets investment experience as a
                                            portfolio manager. She is the
                                            Capital Markets Strategist and a
                                            Senior Portfolio Manager for the
                                            firm's Emerging Markets Bond Group.
                                            She began her investment career in
                                            1987.
--------------------------------------------------------------------------------


60 Investment Manager

Kemper Europe Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Marc Slendebroek               1998         Joined Scudder Kemper in 1994 as a
Lead Manager                                European equity analyst. He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.

Carol L. Franklin              1999         Joined Scudder Kemper in 1981 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group
                                            and is a portfolio manager for
                                            other affiliated international
                                            mutual funds. She began her
                                            investment career in 1975. Prior to
                                            joining Scudder Kemper, she worked
                                            for an unaffiliated investment
                                            management company.

Joan R. Gregory                1999         Joined Scudder Kemper in 1992. She
Manager                                     is a member of the firm's Global
                                            Equity Group and is on the portfolio
                                            management teams for other
                                            affiliated international mutual
                                            funds. She began her investment
                                            career in 1989. Prior to joining
                                            Scudder Kemper, she worked in the
                                            international investment department
                                            at a bank.
--------------------------------------------------------------------------------


                                                           Investment Manager 61

Kemper Global Blue Chip Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Diego Espinosa                 1998         Joined Scudder Kemper in 1996 as an
Lead Manager                                analyst for Latin American equity
                                            securities. He has over five years
                                            of direct investment experience as
                                            both an analyst and portfolio
                                            manager. He began his investment
                                            career in 1991. Prior to joining
                                            Scudder Kemper, he was a Latin
                                            American equities securities analyst
                                            for an unaffiliated investment
                                            management company.

William E. Holzer              1998         Joined Scudder Kemper in 1980 as an
Manager                                     analyst and portfolio manager. He is
                                            Product Leader of the firm's global
                                            equity investment product and is on
                                            the portfolio management teams for
                                            other affiliated international
                                            mutual funds. He began his
                                            investment career in 1970. Prior to
                                            joining Scudder Kemper, he was a
                                            credit analyst in the international
                                            department at a banking trust
                                            company.

Nicholas Bratt                 1998         Joined Scudder Kemper in 1976 as a
Manager                                     portfolio manager. Since then he has
                                            served as portfolio manager for
                                            other affiliated international
                                            mutual funds and has over 20 years
                                            of international investment
                                            experience. He is Head of the firm's
                                            Global Equity Group, responsible for
                                            the strategic direction of the
                                            firm's equity management business.
--------------------------------------------------------------------------------


62 Investment Manager

Global Discovery Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Gerald J. Moran                1991         Joined Scudder Kemper in 1968 as an
Lead Manager                                analyst. Since then he has worked
                                            within the firm's research
                                            department and has served as
                                            portfolio manager for other
                                            affiliated mutual funds. For the
                                            last decade, he has worked
                                            exclusively with small cap stocks.
                                            He has over 30 years of industry
                                            experience.

Sewall F. Hodges               1996         Joined Scudder Kemper in 1995 as a
Manager                                     portfolio manager. He is a member of
                                            the firm's Global Equity Group. He
                                            began his investment career in 1978.
                                            Prior to joining the firm, he was a
                                            global equity portfolio manager and
                                            research analyst at an unaffiliated
                                            investment management company.
--------------------------------------------------------------------------------

Kemper Global Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Terence C. Prideaux            1998         Joined Scudder Kemper in 1989 as an
Lead Manager                                associate director. He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He has over 20 years of
                                            investment experience. Prior to
                                            joining Scudder Kemper, he was a
                                            fund manager for the fixed income
                                            portfolios of a life insurance
                                            company.
--------------------------------------------------------------------------------

                                                           Investment Manager 63

Kemper International Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Stephen P. Dexter              1998         Joined Scudder Kemper in 1986 as an
Co-Lead Manager                             equity analyst. Since then he has
                                            served as a portfolio manager for
                                            other affiliated mutual funds. He
                                            began his investment career in
                                            1983. Prior to joining Scudder
                                            Kemper, he worked for an
                                            unaffiliated investment management
                                            company where he followed venture
                                            capital and small cap companies.

Marc J. Slendebroeck           1998         Joined Scudder Kemper in 1994 as a
Co-Lead Manager                             European equity analyst.  He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.
--------------------------------------------------------------------------------

Kemper International Growth and Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Sheridan P. Reilly             1998         Joined Scudder Kemper in 1995 as an
Lead Manager                                analyst. He is a member of the
                                            firm's Global Equity Group and is on
                                            the portfolio management teams for
                                            other affiliated international
                                            mutual funds. He began his
                                            investment career in 1987. Prior to
                                            joining Scudder Kemper, he focused
                                            on strategies for global bonds
                                            portfolios, currency hedging, and
                                            foreign equity markets at an
                                            unaffiliated investment management
                                            company.
--------------------------------------------------------------------------------


64 Investment Manager

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Irene T. Cheng                 1998         Joined Scudder Kemper in 1993 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group
                                            and has over six years of
                                            experience as a portfolio manager.
                                            She began her investment career in
                                            1985. Prior to joining Scudder
                                            Kemper, she spent three years in
                                            merchant banking activities and
                                            three years as an equity analyst.

Lauren C. Lambert              1999         Joined Scudder Kemper in 1994 as a
                                            European equity analyst.  He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company.  He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.
--------------------------------------------------------------------------------


                                                           Investment Manager 65

Kemper Latin America Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Tara C. Kenney                 1996         Joined Scudder Kemper in 1995 as a
Lead Manager                                portfolio manager. She is a member
                                            of the firm's Global Equity Group,
                                            focusing on portfolio management of
                                            Latin American equity securities.
                                            She has 15 years of experience in
                                            the field. Prior to joining Scudder
                                            Kemper, she was responsible for the
                                            origination and execution of
                                            corporate finance transactions in
                                            Latin America at a banking trust
                                            company.

Edmund B. Games, Jr.           1992         Joined Scudder Kemper in 1960. Since
Manager                                     then he has served as portfolio
                                            manager for other affiliated
                                            international mutual funds and has
                                            over 39 years of international
                                            investment experience. He is a
                                            member of the firm's Global Equity
                                            Group.

Paul H. Rogers                 1996         Joined Scudder Kemper in 1994 and
Manager                                     was responsible for Latin American
                                            corporate bond research in the
                                            firm's Emerging Markets/High Yield
                                            Bond Group. Since then he has served
                                            as portfolio manager for other
                                            affiliated international mutual
                                            funds. He began his investment
                                            career in 1985. Prior to joining
                                            Scudder Kemper he worked in the
                                            Latin American group for a bank.
--------------------------------------------------------------------------------


66 Investment Manager

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                                                           Investment Manager 67

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
Class A Shares(1)     Offered at net asset value plus a maximum sales charge of
                      5.75% of the offering price, or 4.5% of the offering price in the cases of Kemper Global Income Fund and Kemper
                      Emerging Markets Income Fund.

                      Reduced sales charges apply to purchases of $50,000 or more for all funds except Kemper Global Income Fund and Kemper Emerging Markets Income Fund. Reduced sales charges apply to purchases of $100,000 or more for Kemper Global Income Fund and Kemper Emerging Markets Income Fund.
                      Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares(1)     Offered at net asset value without an initial sales
                      charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares(1)     Offered at net asset value without an initial sales
                      charge, but subject to a 0.75% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions
                      made within one year of purchase. Class C shares do not
                      convert into another class.
--------------------------------------------------------------------------------

(1) Class A, B and C shares of Growth Fund Of Spain are subject to a 2% redemption fee on shares redeemed or exchanged within one year after purchase, with limited exceptions.

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.


68 About Your Investment

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of the shares.

SPECIAL FEATURES

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Currently, shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). Effective June 1, 1999, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not

                                                        About Your Investment 69
be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Upon the exchange of any class of shares of the Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders (see "Redemption Fee" below). Redemptions for any one shareholder during any 90-day period in excess of the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of the period are not eligible for the exchange privilege, and will be effected pursuant to the fund's redemption policies described in the fund's Statement of Additional Information under "Redemption-in-kind."

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom you received this prospectus.

CLASS A SHARES -- All funds, except Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public Offering Price. Including Sales Charge

                                                    Sales Charge
                                                    ------------
                                          As a % of              As a % of
Amount of Purchase                     Offering Price      Net Amount Invested*
------------------                     --------------      --------------------
Less than $50,000                           5.75%                 6.10%
$50,000 but less than $100,000              4.50                  4.71
$100,000 but less than $250,000             3.50                  3.63
$250,000 but less than $500,000             2.60                  2.67
$500,000 but less than $1 million           2.00                  2.04
$1 million and over                         0.00**                0.00**

-----------
*     Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge and, in the case of Growth Fund Of Spain, a redemption fee, as discussed below.

70 About Your Investment

CLASS A SHARES -- Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public Offering Price. Including Sales Charge

                                                    Sales Charge
                                                    ------------
                                          As a % of        As a % of Net Amount
Amount of Purchase                     Offering Price            Invested*
------------------                     --------------            ---------
Less than $100,000                          4.50%                 4.71%
$100,000 but less than $250,000             3.50                  3.63
$250,000 but less than $500,000             2.60                  2.67
$500,000 but less than $1 million           2.00                  2.04
$1 million and over                         0.00**                0.00**

-----------
*     Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends;

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

o     any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons;

o     officers, directors, and employees of service agents of the funds;

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL);


                                                        About Your Investment 71

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates;

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families;

o in connection with the acquisition of the assets of or merger or consolidation with another investment company;

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America;

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

72 About Your Investment

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district;

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

--------------------------------------------------------------------------------
Year of Redemption
After Purchase:          First    Second    Third    Fourth    Fifth     Sixth
--------------------------------------------------------------------------------
Contingent Deferred
Sales Charge:            4%       3%        3%       2%        2%        1%
--------------------------------------------------------------------------------

                                                        About Your Investment 73

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts);

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

o     for redemptions made pursuant to a systematic withdrawal plan;

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

o in the event of the death of the shareholder (including a registered joint owner).

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by Kemper Service Company, the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege);

o redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund);

o redemptions in connection with distributions qualifying under the hardship provisions of the Code;

o     redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without paying any contingent deferred sales charge. Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.


74 About Your Investment

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457;

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

o redemptions under a fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account;

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

                                                        About Your Investment 75

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values without paying any contingent deferred sales charge. Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O.
Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Mutual Fund.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


76 About Your Investment

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Each fund normally distributes dividends of net investment income as follows: annually for Kemper Asian Growth Fund, Kemper Emerging Markets Growth Fund, Kemper Europe Fund, Kemper Global Blue Chip Fund, Global Discovery Fund, Growth Fund Of Spain, Kemper International Fund, and Kemper Latin America Fund; semi-annually for Kemper International Growth and Income Fund; monthly for Kemper Emerging Markets Income Fund and Kemper Global Income Fund. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gains dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, Kemper Service Company, a shareholder may select one of the following options:

1. To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

2.    To receive income and capital gains dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, by writing to the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.


                                                        About Your Investment 77

Taxes

Dividends representing net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares. Shareholders of a fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

Each fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by a fund.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

78 About Your Investment

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities of that class, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that the funds invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the funds do not price their shares. As a result, the net asset value per share of the funds may change at a time when shareholders are not able to purchase or redeem their shares.

Redemption Fee

Upon the redemption or exchange of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition this waiver does not apply to any IRA or SEP-IRA accounts. This fee is intended to encourage long-term investment in the fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the investment manager or its subsidiaries, and does not benefit the investment manager in any way. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to redemptions from the fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. In the event that a shareholder has acquired shares of the fund in connection with the fund's acquisition of the assets of or merger or consolidation with another investment company, the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the fund the period of ownership of the acquired fund. Proof of ownership for the required period may be demonstrated by providing copies of brokerage account statements or other appropriate share records in connection with a redemption under cover of the redemption and certification form.


                                                        About Your Investment 79

With respect to Growth Fund Of Spain, for redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form which can be obtained by contacting the Shareholder Service Agent. The form details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemptions requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. Each fund reserves the right to

80 About Your Investment
withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

Each fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

It is the policy of Growth Fund Of Spain to redeem its shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of the period. As an operating policy, the fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. Shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the fund redeemed, which expenses are in addition to any applicable redemption fee or contingent deferred sales charge (see the Statement of Additional Information about redemptions-in-kind).


                                                        About Your Investment 81

With respect to Growth Fund Of Spain, for redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form which can be obtained by contacting the Shareholder Service Agent. The form details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemptions requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.


82 About Your Investment

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the funds' financial performance for the periods reflected below. Certain information reflects the financial results for a single fund share. The total return figures show what a shareholder in a fund would have earned (or lost) assuming reinvestment of all distributions. This information, for all funds except Global Discovery Fund, has been audited by Ernst & Young LLP. With respect to Global Discovery Fund, this information has been audited by Pricewaterhouse Coopers LLP. The reports of each of the auditors, along with the funds' financial statements, are included in the funds' annual reports, which are available upon request by calling Kemper at 1-800-621-1048.

Growth Fund Of Spain is the successor entity to The Growth Fund of Spain, Inc., a closed-end management investment company that had one class of shares. In connection with the December 11, 1998 reorganization of The Growth Fund of Spain, Inc. as Growth Fund Of Spain, an open-end series of Kemper Global/International Series, Inc., the shares of The Growth Fund of Spain, Inc. were exchanged on that date for Class A shares of the fund. Accordingly, the following table shows financial information for Growth Fund Of Spain's Class A shares expressed in terms of one share outstanding throughout the relevant period, and reflects the operations of The Growth Fund of Spain, Inc. as a closed-end investment company. Financial information is not available for the fund's Class B and Class C shares since the reorganization took place after the close of the fund's most recent fiscal year. Effective as of the fund's 1998 fiscal year, the fund's fiscal year end was changed to October 31.


                                                         Financial Highlights 83

The Growth Fund of Spain, Inc.

                                   Eleven
                                   months
                                   ended
                                  October
                                     31,            Year ended November 30,
                                    1998       1997      1996      1995      1994
----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                        $19.06      15.67     13.33     12.40     10.67
----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .11        .24       .36       .37       .32
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain                    5.72       4.15      2.69      1.01      1.41
----------------------------------------------------------------------------------
Total from investment
  operations                         5.83       4.39      3.05      1.38      1.73
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                   .11        .17       .42       .45        --
----------------------------------------------------------------------------------
  Distribution from net
  realized gain                      1.36        .83       .29        --        --
----------------------------------------------------------------------------------
Total dividends                      1.47       1.00       .71       .45        --
----------------------------------------------------------------------------------
Net asset value, end of period     $23.42      19.06     15.67     13.33     12.40
----------------------------------------------------------------------------------
Total return (not annualized)       32.90%     29.86     24.12     11.62     16.21
----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                             1.43%      1.22      1.25      1.22      1.23
----------------------------------------------------------------------------------
Net investment income                 .58%      1.29      2.46      2.89      2.57
----------------------------------------------------------------------------------
Supplemental data
Net assets at end of period
  (in thousands)                 $387,126    315,059   263,935   227,997   213,972
----------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                         10%        29        45        69        85
----------------------------------------------------------------------------------

Note: Total return reflects reinvestment of dividends.


84 Financial Highlights

Kemper Asian Growth Fund

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS A                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.65      10.04       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .11        .08         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.27)     (3.47)       .54
------------------------------------------------------------------------------
Total from investment operations               (1.16)     (3.39)       .54
------------------------------------------------------------------------------
Less distribution from net investment income     .08         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.41       6.65      10.04
------------------------------------------------------------------------------
Total return (not annualized)                 (17.66)%   (33.76)      5.68
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        1.80%      1.60       1.46
------------------------------------------------------------------------------
Net investment income                           2.05%       .97        .74
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.65%      2.62       1.46
------------------------------------------------------------------------------
Net investment income (loss)                    1.20%      (.05)       .74
------------------------------------------------------------------------------

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS B                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.58      10.03       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06         --         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.28)     (3.45)       .53
--------------------------------------------------------------------------
Total from investment operations               (1.22)     (3.45)       .53
------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .02         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.34       6.58      10.03
------------------------------------------------------------------------------
Total return (not annualized)                 (18.65)%   (34.40)      5.58
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.78%      2.57       2.34
------------------------------------------------------------------------------
Net investment income (loss)                    1.07%        --       (.14)
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        4.29%      3.51       2.34
------------------------------------------------------------------------------
Net investment loss                             (.44)%     (.94)      (.14)
------------------------------------------------------------------------------


                                                         Financial Highlights 85

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS C                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.60      10.03       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .05         --         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.28)     (3.43)       .53
------------------------------------------------------------------------------
Total from investment operations               (1.23)     (3.43)       .53
------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .02         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.35       6.60      10.03
------------------------------------------------------------------------------
Total return (not annualized)                 (18.72)%   (34.20)      5.58
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.71%      2.54       2.34
------------------------------------------------------------------------------
Net investment income (loss)                    1.14%       .03       (.14)
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        4.56%      3.55       2.34
------------------------------------------------------------------------------
Net investment loss                             (.71)%     (.98)      (.14)
------------------------------------------------------------------------------

                                                                     October 21
                                                 Year ended         to November
                                                November 30,             30,
                                              1998         1997         1996
------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                $7,416,000   6,398,000    1,949,000
------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          131%          155           74
------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. agreed to waive a portion of its management fee and absorb certain operating expenses of the fund during the years ended November 30, 1998 and 1997. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


86 Financial Highlights

Kemper Emerging Markets Growth Fund

                                             For the period from January 9, 1998
                                                (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50      9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   .03         (.01)     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (1.73)       (1.75)    (1.71)
--------------------------------------------------------------------------------
Total from investment operations               (1.70)       (1.76)    (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                 $7.80         7.74      7.76
--------------------------------------------------------------------------------
Total return (not annualized)                 (17.89)%     (18.53)   (18.32)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   2.28%        3.18      3.15
--------------------------------------------------------------------------------
Net investment income (loss)                     .40%        (.50)     (.47)
--------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                       22.38%       24.06     24.03
--------------------------------------------------------------------------------
Net investment loss                           (19.70)%     (21.38)   (21.35)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                        $1,771,222
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                     69%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                         Financial Highlights 87

Kemper Emerging Markets Income Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .64          .53         .54
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (4.14)       (4.09)      (4.09)
--------------------------------------------------------------------------------
Total from investment operations               (3.50)       (3.56)      (3.55)
--------------------------------------------------------------------------------
Less distribution from net investment
income                                           .61          .56         .56
--------------------------------------------------------------------------------
Net asset value, end of period                 $5.39         5.38        5.39
--------------------------------------------------------------------------------
Total return (not annualized)                 (38.39)%     (38.87)     (38.75)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund before
  interest expense                              1.68%        2.56        2.53
--------------------------------------------------------------------------------
Expenses absorbed by the fund after
  interest expense                              2.46%        3.34        3.31
--------------------------------------------------------------------------------
Net investment income                          10.59%        9.71        9.74
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses before interest expense                5.12%        6.75        6.72
--------------------------------------------------------------------------------
Expenses after interest expense                 5.90%        7.53        7.50
--------------------------------------------------------------------------------
Net investment income                           7.15%        5.52        5.55
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                           $5,040,189
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      294%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


88 Financial Highlights

Kemper Europe Fund

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS A                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.43        11.02         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .04          .03          .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain            2.07         1.51         1.51
--------------------------------------------------------------------------------
Total from investment operations              2.11         1.54         1.52
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .05           --           --
--------------------------------------------------------------------------------
  Distribution from net realized gain          .15          .13           --
--------------------------------------------------------------------------------
Total dividends                                .20          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.34        12.43        11.02
--------------------------------------------------------------------------------
Total return (not annualized)                17.25%       14.18        16.00
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      1.53%        1.52         1.49
--------------------------------------------------------------------------------
Net investment income                          .32%         .34          .46
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      2.28%        1.75         4.74
--------------------------------------------------------------------------------
Net investment income (loss)                  (.43)%        .11        (2.79)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS B                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.27        10.97         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.05)        (.05)        (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain            1.98         1.48         1.49
--------------------------------------------------------------------------------
Total from investment operations              1.93         1.43         1.47
--------------------------------------------------------------------------------
Less distribution from net realized gain       .15          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.05        12.27        10.97
--------------------------------------------------------------------------------
Total return (not annualized)                15.92%       13.23        15.47
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      2.67%        2.45         2.44
--------------------------------------------------------------------------------
Net investment loss                           (.82)%       (.59)        (.49)
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      4.42%        2.66         5.63
--------------------------------------------------------------------------------
Net investment loss                          (2.57)%       (.80)       (3.68)
--------------------------------------------------------------------------------


                                                         Financial Highlights 89

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS C                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.28        10.97         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           --         (.05)        (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain            2.00         1.49         1.48
--------------------------------------------------------------------------------
Total from investment operations              2.00         1.44         1.47
--------------------------------------------------------------------------------
Less distribution from net realized gain       .15          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.13        12.28        10.97
--------------------------------------------------------------------------------
Total return (not annualized)                16.48%       13.32        15.47
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      2.08%        2.38         2.34
--------------------------------------------------------------------------------
Net investment loss                           (.23)%       (.52)        (.39)
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      2.89%        2.59         5.50
--------------------------------------------------------------------------------
Net investment loss                          (1.04)%       (.73)       (3.55)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
                                              1998         1997         1996
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in
  thousands)                                $67,308       23,910        3,856
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          132%          101           96
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net assets are computed without this expense waiver or absorption.


90 Financial Highlights

Kemper Global Blue Chip Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .05           --          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .66          .63         .64
--------------------------------------------------------------------------------
Total from investment operations                 .71          .63         .64
--------------------------------------------------------------------------------
Net asset value, end of period                $10.21        10.13       10.14
--------------------------------------------------------------------------------
Total return (not annualized)                   7.47%        6.63        6.74
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   1.80%        2.68        2.65
--------------------------------------------------------------------------------
Net investment income                            .92%         .04         .07
--------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                        6.06%        7.69        7.66
--------------------------------------------------------------------------------
Net investment loss                            (3.34)%      (4.97)      (4.94)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                          $9,539,623
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      84%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                         Financial Highlights 91

Global Discovery Fund

                                              For the      For the     For the
                                               Period      Period       Period
                                             April 16,    April 16,   April 16,
                                               1998         1998        1998
                                            (commence-   (commence-  (commence-
                                             ment sale    ment sale   ment sale
                                            of Class A   of Class B  of Class C
                                             shares) to  shares) to   shares) to
                                            October 31,    October   October 31,
                                                1998      31, 1998       1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Net asset value, beginning of period          $23.98       $23.98      $23.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.09)        (.18)       (.17)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments transactions                  (4.11)       (4.10)      (4.11)
--------------------------------------------------------------------------------
Total from investment operations               (4.20)       (4.28)      (4.28)
--------------------------------------------------------------------------------
Net asset value, end of period                $19.78       $19.70      $19.70
--------------------------------------------------------------------------------
Total return (%)(b)(c)                        (17.51)**    (17.85)**   (17.85)**
--------------------------------------------------------------------------------
Ratios and Supplemental Data
Net assets, end of period ($ millions)            11            6           2
--------------------------------------------------------------------------------
Ratio of operating expenses, net to
  average daily
  net assets (%)                                1.95*        2.83*       2.80*
--------------------------------------------------------------------------------
Ratio of operating expenses before expense
  reductions, to average daily net assets (%)   2.20*        3.13*       3.23*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets (%)                 (1.00)*      (1.87)*     (1.88)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     40.6         40.6        40.6
--------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return does not reflect the effect of any sales charges.

(c)   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


92 Financial Highlights

Kemper Global Income Fund

                                           Year ended December 31,
CLASS A                         1998       1997       1996      1995       1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                      $8.58       8.97       9.05      8.55       9.29
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .37        .48        .52       .61        .60
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .50       (.33)      (.02)     1.05       (.74)
--------------------------------------------------------------------------------
Total from investment
  operations                     .87        .15        .50      1.66       (.14)
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .40        .47        .58      1.16        .38
--------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .11        .07         --        --        .22
--------------------------------------------------------------------------------
Total dividends                  .51        .54        .58      1.16        .60
--------------------------------------------------------------------------------
Net asset value, end of
  year                         $8.94       8.58       8.97      9.05       8.55
--------------------------------------------------------------------------------
Total return                   10.48%      1.80       5.87     19.89      (1.47)
--------------------------------------------------------------------------------
Ratios to average net assets
Expenses                        1.58%      1.32       1.48      1.34       1.53
--------------------------------------------------------------------------------
Net investment income           4.31%      5.56       5.77      6.43       6.67
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                       December
                                     Year ended December 31,              31,
CLASS B                          1998      1997       1996      1995     1994
-------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                    $8.60       9.00       9.09      8.56     8.70
-------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .31        .41        .46       .56      .30
-------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .49       (.33)      (.02)     1.05     (.14)
-------------------------------------------------------------------------------
Total from investment
  operations                     .80        .08        .44      1.61      .16
-------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .34        .42        .53      1.08      .19
-------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .10        .06         --        --      .11
-------------------------------------------------------------------------------
Total dividends                  .44        .48        .53      1.08      .30
-------------------------------------------------------------------------------
Net asset value, end of
  period                       $8.96       8.60       9.00      9.09     8.56
-------------------------------------------------------------------------------
Total return (not
  annualized)                   9.56%      1.03       5.11     19.21     1.89
-------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                        2.32%      2.18       2.14      1.98     2.27
-------------------------------------------------------------------------------
Net investment income           3.57%      4.70       5.11      5.79     5.89
-------------------------------------------------------------------------------


                                                         Financial Highlights 93

                                                                       May 31 to
                                                                       December
                                     Year ended December 31,              31,
CLASS C                         1998       1997       1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                    $8.62       9.02       9.09      8.56     8.70
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .32        .42        .48       .57      .30
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .49       (.33)      (.02)     1.05     (.14)
--------------------------------------------------------------------------------
Total from investment
  operations                     .81        .09        .46      1.62      .16
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .34        .43        .53      1.09      .19
--------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .10        .06         --        --      .11
--------------------------------------------------------------------------------
Total dividends                  .44        .49        .53      1.09      .30
--------------------------------------------------------------------------------
Net asset value, end of
  period                       $8.99       8.62       9.02      9.09     8.56
--------------------------------------------------------------------------------
Total return (not
  annualized)                   9.72%      1.09       5.31     19.26     1.91
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                        2.13%      2.11       2.06      2.06     2.23
--------------------------------------------------------------------------------
Net investment income           3.76%      4.77       5.19      5.71     5.93
--------------------------------------------------------------------------------

                                           Year ended December 31,
                                1998       1997       1996      1995      1994
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)             $84,795     99,054    131,761   152,959    170,700
--------------------------------------------------------------------------------
Portfolio turnover rate         313%       283        276       220        378
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data for 1998, 1997 and 1996 were determined based on average shares outstanding.


94 Financial Highlights

Kemper International Fund

                                           Year ended October 31,
CLASS A                         1998       1997      1996       1995       1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                     $12.68      11.96      10.59     11.13      10.56
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .04         --        .04       .07         --
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain                .01       1.52       1.50       .05        .86
--------------------------------------------------------------------------------
Total from investment
  operations                     .05       1.52       1.54       .12        .86
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .08        .12        .12        --         --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                  .55        .68        .05       .66        .29
--------------------------------------------------------------------------------
Total dividends                  .63        .80        .17       .66        .29
--------------------------------------------------------------------------------
Net asset value, end of
  year                        $12.10      12.68      11.96     10.59      11.13
--------------------------------------------------------------------------------
Total return                     .45%     13.49      14.70      1.69       8.32
--------------------------------------------------------------------------------
Ratios to average net assets
Expenses                        1.64%      1.57       1.64      1.57       1.54
--------------------------------------------------------------------------------
Net investment income            .36%       .16        .34       .83        .02
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                        October
                                      Year ended October 31,              31,
CLASS B                        1998       1997        1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                  $12.50      11.81       10.46     11.09    10.58
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss          (.08)      (.12)       (.06)     (.02)    (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain               .03       1.51        1.47       .05      .55
--------------------------------------------------------------------------------
Total from investment
  operations                   (.05)      1.39        1.41       .03      .51
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              --        .02         .01        --       --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                 .55        .68         .05       .66       --
--------------------------------------------------------------------------------
Total dividends                 .55        .70         .06       .66       --
--------------------------------------------------------------------------------
Net asset value, end of
  period                     $11.90      12.50       11.81     10.46    11.09
--------------------------------------------------------------------------------
Total return (not
  annualized)                  (.37)%    12.32       13.59       .84     4.82
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                       2.62%      2.57        2.53      2.50     2.58
--------------------------------------------------------------------------------
Net investment loss            (.62)%     (.84)       (.55)     (.10)    (.97)
--------------------------------------------------------------------------------


                                                         Financial Highlights 95

                                                                       May 31 to
                                                                        October
                                      Year ended October 31,              31,
CLASS C                        1998       1997        1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                  $12.51      11.81       10.46     11.09    10.58
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss          (.08)      (.09)       (.06)     (.02)    (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain               .03       1.49        1.47       .05      .55
--------------------------------------------------------------------------------
Total from investment
  operations                   (.05)      1.40        1.41       .03      .51
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              --        .02         .01        --       --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                 .55        .68         .05       .66       --
--------------------------------------------------------------------------------
Total dividends                 .55        .70         .06       .66       --
--------------------------------------------------------------------------------
Net asset value, end of
  period                     $11.91      12.51       11.81     10.46    11.09
--------------------------------------------------------------------------------
Total return (not
  annualized)                  (.37)%    12.45       13.59       .84     4.82
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                       2.55%      2.49        2.50      2.50     2.52
--------------------------------------------------------------------------------
Net investment loss            (.55)%     (.76)       (.52)     (.10)    (.91)
--------------------------------------------------------------------------------

                                           Year ended October 31,
                               1998       1997      1996       1995       1994
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)             $604,684   588,069    472,243   364,708     418,282
--------------------------------------------------------------------------------
Portfolio turnover rate         105%       76        104       114        103
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.


96 Financial Highlights

Kemper International Growth and Income Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .13          .04         .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .20          .22         .21
--------------------------------------------------------------------------------
Total from investment operations                 .33          .26         .26
--------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .10          .05         .05
--------------------------------------------------------------------------------
Net asset value, end of period                 $9.73         9.71        9.71
--------------------------------------------------------------------------------
Total return (not annualized)                   3.31%        2.64        2.65
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   1.81%        2.69        2.66
--------------------------------------------------------------------------------
Net investment income                           1.54%         .66         .69
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                       13.58%       15.21       15.18
--------------------------------------------------------------------------------
Net investment loss                           (10.23)%     (11.86)     (11.83)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                           $4,270,979
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      97%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                         Financial Highlights 97

Kemper Latin America Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06          .04         .04
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (2.25)       (2.28)      (2.28)
--------------------------------------------------------------------------------
Total from investment operations               (2.19)       (2.24)      (2.24)
--------------------------------------------------------------------------------
Net asset value, end of period                 $7.31         7.26        7.26
--------------------------------------------------------------------------------
Total return (not annualized)                 (23.05)%     (23.58)     (23.58)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   2.21%        3.09        3.06
--------------------------------------------------------------------------------
Net investment income                           1.38%         .50         .53
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                       12.75%       14.38       14.34
--------------------------------------------------------------------------------
Net investment loss                            (9.16)%     (10.79)     (10.75)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                           $1,460,498
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      55%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


98 Financial Highlights

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Additional information about each fund may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains more detailed information on fund investments and operations. The Shareholder
Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Telephone     Call the Kemper Funds at: 1-800-621-1048
--------------------------------------------------------------------------------
By Mail          Kemper Distributors, Inc.
                 222 South Riverside Plaza
                 Chicago, IL 60606-5808

                 or

                 Public Reference Section,
                 Securities and Exchange Commission
                 Washington, D.C. 20549-6009

                 (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person        Public Reference Room
                 Securities and Exchange Commission
                 Washington, D.C.

                 (Call 1-800-SEC-0330
                 for more information.)
--------------------------------------------------------------------------------
By Internet      http://www.sec.gov
                 http://www.kemper.com
--------------------------------------------------------------------------------

For each of the funds, the respective Statement of Additional Information dated March 1, 1999 is incorporated by reference into this prospectus (is legally a part of this prospectus).
Investment Company Act file numbers:

Growth Fund Of Spain                                  811-08395
Kemper Asian Growth Fund                              811-7731
Kemper Emerging Markets Growth Fund                   811-08395
Kemper Emerging Markets Income Fund                   811-08395
Kemper Europe Fund                                    811-7479
Kemper Global Blue Chip Fund                          811-08395
Global Discovery Fund                                 811-4670
Kemper Global Income Fund                             811-5829
Kemper International Fund                             811-3136
Kemper International Growth and Income Fund           811-08395
Kemper Latin America Fund                             811-08395

                          KEMPER GLOBAL DISCOVERY FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 1999


                          Kemper Global Discovery Fund
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

      This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, B and C Shares (the "Shares" or "Kemper Shares") of Global Discovery Fund (the "Fund"). This Statement of Additional Information should be read in conjunction with the combined prospectus of the Shares dated March 1, 1999. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received and is also available along with other related materials at the SEC's Internet web site (http://www.sec.gov).

                                    ---------

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Investment Restrictions...........................................         2
Investment Policies and Techniques................................         3
Dividends, Distributions and Taxes................................        25
Investment Adviser and Underwriter................................        31
Portfolio Transactions............................................        38
Purchase and Redemption of Shares.................................        40
Performance.......................................................        54
Officers and Directors............................................        57
Shareholder Rights................................................        61
Appendix..........................................................       A-1


      The financial statements appearing in the Fund's 1998 Annual Report to Shareholders is incorporated herein by reference. The Annual Report for the Fund accompanies this document. Scudder Kemper Investments, Inc. (the "Adviser") serves as the Fund's investment adviser.

KGDF-13 3/99                                             (RECYCLED LOGO)
printed on recycled paper

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a "majority" of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

      The Fund has elected to be classified as a diversified series of an open-end investment company.

      The Fund may not, as a fundamental policy:

      1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      3. purchase physical commodities or contracts relating to physical commodities;

      4. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      5. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      6. purchase or sell real estate, which term does not include securities or companies which deal in real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; or

      7. make loans to other persons except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies

The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to, or approval of, shareholders.


      As a matter of non-fundamental policy, the Fund currently does not intend to:


      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;


                                       2

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

      (7) lend portfolio securities in an amount greater than 5% of its total assets.


      In addition, other non-fundamental policies may be established from time to time by the Fund's Directors and would not require the approval of shareholders.


Master/feeder fund structure. The Corporation's Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES


General. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its descretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that



                                       3


certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

      Global Discovery Fund is a diversified series of Global/International Fund, Inc. (the "Corporation"), an open-end management investment company. The Fund's investment objective is to seek above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Fund's investment objective is non-fundamental and may be changed without a vote of shareholders. The Fund is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's Corporation 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.


      In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.

      The Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), invests the Fund's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies which may receive greater market recognition over time. The Adviser believes that these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Fund from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and quality of management; a company's product line, business strategy and competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

      While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

      The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies represented in the Fund's portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion, although the Fund will be free to invest in smaller capitalization issues. Furthermore, the median market capitalization of the companies in which the Fund invests will not exceed $750 million.

      The equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Fund may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Fund may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored.


                                       4


The Fund may also invest in closed-end investment companies holding foreign securities, enter into repurchase agreements and reverse repurchase agreements, invest in illiquid securities, purchase securities on a when-issued or forward delivery basis, and engage in strategic transactions, including derivatives. For temporary defensive purposes, the Fund may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies will be utilized.


Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Small Company Risk. The Adviser believes that smaller companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Foreign Securities. The Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of U.S. and foreign companies located worldwide and is designed for long-term investors who can accept international investment risk. The Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of the Fund's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and from time to time have had interest rate levels that had a higher real return than the U.S. bond market. Consequently, the securities of foreign issuers have provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated


                                       5

commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union. The Fund may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries.

      Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values each Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.


                                       6

      Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

      Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

      Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

      Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

      In the course of investment in emerging market debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such


                                       7

markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

      Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.


Sovereign Risk Ratings for Selected Emerging Market Countries as of February, 1999:

                Country                 Moody's*      Standard & Poor's**
                -------                 --------      -------------------
                 Chile                    Baa1               A-
                 Turkey                   B1                 B
                 Mexico                   Ba2                BB
                 Czech Republic           Baa1               A-
                 Hungary                  Baa2               BBB
                 Colombia                 Baa3               BBB-
                 Venezuela                B2                 B+
                 Morocco                  Ba1                BB
                 Argentina                Ba3                BB
                 Brazil                   B2                 B+
                 Poland                   Baa3               BBB-
                 Ivory Coast              NR                 NR

* As of February 24, 1999. Source: Moody's Investors Service.
** As of February 19, 1999. Source: Standard & Poor's.


      The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under


                                       8


commercial bank loan agreements.


      Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

      The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the


                                       9

potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

      The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

      Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

      The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

      Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

      Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

      Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect


                                       10

on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

      Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

      With respect to the Peoples Republic of China and other markets in which each Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Fund's investment in the debt of that country.

      Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.


Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies.

      The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.



                                       11


      Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy.


      Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

      Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

      Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

      Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

      Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.


      On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, the general decline in oil prices has had an adverse impact on many economies.


Debt Securities. If the Adviser determines that the capital appreciation on debt securities is likely to exceed that of


                                       12


common stocks, the Fund may invest in debt securities of foreign and U.S. issuers. Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P (commonly referred to as "junk bonds") and in unrated securities of equivalent quality.


High Yield/High Risk Securities. Below investment-grade securities (commonly referred to as "junk bonds") (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which the Fund may invest up to 5% of its net assets, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

      Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

      Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities, see "Taxes" hereafter.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can


                                       13

provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

      The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the


                                       14

extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, any foreign bank, if the repurchase agreement is fully secured by government securities of the particular foreign jurisdiction, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase, or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

      A repurchase agreement provides a means for the Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. To protect against such potential loss, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

When-Issued Securities. The Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in


                                       15

yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the New York Stock Exchange (the "Exchange"), and would be required to be secured continuously by collateral in cash or liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Fund determines to make securities loans, the value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act.


                                       16

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "Taxes," hereafter).

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. The prices of certain CMOs, depending on their structure and the rate of pre-payments, can be volatile. Some CMOs may not be as liquid as other securities.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.


Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Directors do not currently intend for the Fund to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


                                       17


Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter the fundamental investment purposes and characteristics of the Fund and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.


      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would


                                       18

reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of


                                       19

the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management, and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.



                                       20


      The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties, primarily in order to hedge, or manage the risk of, the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security



                                       21

positions denominated or generally quoted in that currency.


      The Fund will generally not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund



                                       22


expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Warrants. The Fund may invest in warrants up to 5% of the value of its net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer



                                       23

no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could


                                       24

purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Depository Receipts. The Fund may also invest in Standard and Poor's Depository Receipts ("SPDRs") and DIAMONDS. SPDRs and DIAMONDS should typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index and Dow Jones Industrial Average, respectively. There can be no assurance, however, that this can be accomplished as it may not be possible for the SPDRs or DIAMONDS, as applicable, portfolio to replicate the composition and relative weightings of the securities of the respective indices. SPDRs and DIAMONDS are subject to the risks of an investment in a broadly based portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs and DIAMONDS are also subject to risks other than those associated with an investment in such a broadly based portfolio in that the selection of the stocks included in the SPDRs or DIAMONDS, as applicable, portfolio may affect trading in SPDRs and DIAMONDS, as compared with trading in a broadly based portfolio of common stocks. In addition, there can be no assurance that that SPDRs and DIAMONDS will experience similar trading patterns nor that an active trading market for DIAMONDS will develop.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "Taxes" hereafter.)

      The Fund intends to distribute investment company taxable income, and any net realized capital gains in December each year. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Additional distributions may be made if necessary.

      The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

      Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as provided in the prospectus.

Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and, if so qualified, the Fund generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain over net long-term capital losses).

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires the Fund to distribute to shareholders during a calendar year an amount equal to at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital


                                       25

gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income981543813.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.



      Dividends from domestic corporations are expected to comprise some portion of the Fund's gross income. To the extent that such dividends constitute any of the Fund's gross income, a portion of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares, with respect to which dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90 day period beginning 45 days before the shares become ex-dividend.


      Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      An individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) if the individual is an active participant of an employee


                                       26


retirement plan, the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


      Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


      The Fund intends to qualify for and may make the election permitted under
Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code except in the case of certain electing individual shareholders who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend981543814. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.


      The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


                                       27

      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


      Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of the option on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.


      Many futures and forward contracts entered into by the Fund, certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding
Section 1256 positions will be marked-to-market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.


      Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.


      Positions of the Fund consisting of at least one position not governed by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." - Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


                                       28

      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward, or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


      If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Portfolio by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.




      If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

      The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's


                                       29

holding period for the shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed herein under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described herein under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of another fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.



      After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

      When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Shareholders of the Fund may be subject to state, local and foreign taxes on Fund distributions and disposition of Fund shares.

Retirement Plans

      Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.


      Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may make a contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches 70 1/2. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan,



                                       30


the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married and filing jointly, the couple's) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A higher-earning spouse also may contribute up to $2,000 per year to the lower-earning spouse's own IRA, whether or not the lower-earning spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA also.

      With a Roth IRA, an individual may make only non-deductible contributions; contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's adjusted gross income for the year is less than $95,000 for single individuals or, if married and filing jointly, the couple's adjusted gross income is less than $150,000. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four year period.


      An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an educational IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

      In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.


      Qualified Retirement Plans. Fund shares also may be held in profit sharing, money purchase pension, and 401(k) plan accounts. An employer, whether a corporation, partnership or other kind of business entity, generally may maintain one or more qualified retirement plans for its employees. These plans, which are qualified plans under Code Section 401(a), are subject to numerous rules relating to such matters as the maximum contribution that can be allocated to participant's accounts, nondiscrimination, and distributions from the plan, as well as being subject in many cases to the fiduciary duty and other provisions of the Employee Retirement Income Securities Act of 1974, as amended. Businesses considering adopting a qualified retirment plan are encouraged to seek competent professional advice before adopting one of these plans.

      403(b) Plan Accounts. Fund shares also may be purchased as an investment for Code Section 403(b)(7) custodial accounts. In general, employees of tax-exempt organizations described in Code Section 501(c)(3) and of public school systems are eligible to participate in 403(b) accounts. These arrangements may permit employer



                                       31


contributions and/or employee salary reduction contributions, and are subject to rules relating to such matters as the maximum contribution than can be made to a participant's account, nondiscrimination, and distributions from the account.

      General Information. Please call the Fund to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.


      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

INVESTMENT ADVISER AND UNDERWRITER


      Investment Adviser. Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, 345 Park Avenue, New York, New York, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder") is one of the most experienced investment counsel firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the United States investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance.


      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


      Pursuant to an investment management agreement with the Fund, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.


      The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

      Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such


                                       32

event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

      The transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new investment management agreement between the Fund and the Adviser was approved by the Corporation's Directors. At the special meeting of the Fund's shareholders held on October 27, 1997, the shareholders also approved the proposed new investment management agreement. The new investment management agreement (the "Agreement") became effective as of December 31, 1997.

      On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.


      Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the dates of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved at a shareholder meeting held in December, 1998.


      The Agreement dated September 7, 1998 was approved by the Directors of the Fund on August 6, 1998. The Agreement will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to the Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Directors or of a majority of the outstanding voting securities of the respective Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice and automatically terminates in the event of its assignment.

      Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

      Under the Agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by


                                       33

a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

      The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.


      For these services, the Fund pays the Adviser an annual fee equal to 1.10% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1996, the management fee amounted to $3,201,957. For the fiscal year ended October 31, 1997, the management fee amounted to $3,960,949. For the fiscal year ended October 31, 1998, the management fee amounted to $3,960,160, of which $326,115 was unpaid at October 31, 1998.


      Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's accounting agent; brokers' commissions; legal, auditing and accounting expenses; the fees and expenses of the Transfer Agent; and any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholder meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

      The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

      In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors who are not "interested persons" of the Adviser are represented by independent counsel at the Fund's expense.

      The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.


                                       34

      None of the officers or Directors of the Corporation may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

Personal Investments by Employees of the Adviser. Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, is the principal underwriter and distributor for the Class A, B and C Shares of the Fund and acts as agent of the Fund in the continuous offering of its Shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

      The distribution agreements continue in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Corporation, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the agreement. The agreements automatically terminate in the event of their assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors or a majority of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the distribution agreement or a "majority of the outstanding voting securities" of such class of the Fund, as defined under the 1940 Act. The distribution agreements may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the distribution agreement.

      Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of Class A shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of the Fund's Class A shares.

      The following information concerns the underwriting commissions paid in connection with the Fund's Class A shares for the fiscal year ended September 30, 1998.


              Commissions          Commissions              Commissions
               Retained              KDI Paid               Paid to KDI
  Year          by KDI             to All Firms           Affiliated Firms
  ----          ------             ------------           ----------------

  1998*           0                  $133,868                    0



                                       35


* From April 16, 1998 (inception of Class) through September 30, 1998.

      Rule 12b-1 Plan. The Fund has adopted, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class B and Class C shares. Since the Rule 12b-1 Plan provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of the investment and may cost more than other types of sales charges.


      Class B shares. For its services under the Rule 12b-1Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

      Class C shares. For its services under the Rule 12b-1 Plan , KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares."




      If a Rule 12b-1 Plan for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

      Expenses of the Fund and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended September 30, 1998 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.



                                       36


                                                                                        Other Distribution Expenses paid by KDI
                                                                                        ---------------------------------------
                               Contingent       Total       Distribution
                Distribution    Deferred     Distribution  Paid by KDI to  Advertising               Marketing    Misc.
         Fiscal Fees Paid by  Sales Charges  Fees Paid by  KDI Affiliated      and      Prospectus   and Sales  Operating  Interest
          Year   Fund to KDI   Paid to KDI   KDI to Firms      Firms        Literature   Printing    Expenses    Expenses  Expenses
          ----   -----------   -----------   ------------      -----        ----------   --------    --------    --------  --------
Class B
Shares   1998*     $11,000           --         $237,000         --            $6,000     $1,000      $17,000    $3,000     $7,000

Class C
Shares   1998*      $5,000           --           $3,000         --            $2,000         --       $5,000    $1,000         --

* From April 16, 1998 (inception of class) through September 30, 1998.


Administrative Services. Administrative services are provided to the Shares under an administrative services agreement ("administrative agreement") with KDI. KDI bears all of its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. The Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C Shares of the Fund.

      KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

The following information concerns the administrative service fee paid by the Fund for the fiscal year ended October 31, 1998:


                                Administrative
                             Service Fees Paid by     Total Service Fees     Service Fees Paid by KDI to
Class          Year                the Fund          Paid by KDI to Firms        KDI-Affiliated Firms
Class A        1998                   $0*                    $0*                          $0

Class B        1998                   $0*                    $0*                          $0

Class C        1998                   $0*                    $0*                          $0

* After waiver.


         KDI also may provide some of the above services and may retain any portion of the fee under the


                                       37

administrative agreement not paid to firms to compensate itself for administrative functions performed for Class A, B and C Shares of the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records, and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services. The Board of Directors of the Corporation, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

      Certain directors or officers of the Corporation are also directors or officers of the Adviser or KDI, as indicated under "OFFICERS AND DIRECTORS."

Fund Accounting Agent. Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of the Adviser, computes net asset value for the Fund.


      The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million, 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Before the multiclassing of the Fund on April 16, 1998, Scudder Fund Accounting Corporation charged the Fund an aggregate fee of $207,838, $189,560 and $63,829 for the fiscal years ended October 31, 1997, 1996 and 1995, respectively. For the fiscal year ended October 31, 1998, the amount charged to the Fund aggregated $302,281, of which $57,863 is unpaid at October 31, 1998.

Custodian, Transfer Agent and Shareholder Service Agent. Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, MA, 02109, as custodian, has custody of all securities and cash of the Fund held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, 64105-2005, an affiliate of the Adviser, is the transfer agent, dividend- paying agent and shareholder service agent for the Fund's Class A, B and C Shares. KSvC receives as transfer agent the following: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B Shares only) and out-of-pocket expense reimbursement, and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. For the period beginning April 16, 1998 (inception of Classes A, B and C shares) through October 31, 1998, the amount charged to Classes A, B, and C by KSvC aggregated $11,105, $7,785, and $3,086, respectively, of which $8,648 is unpaid at October 31, 1998.


Independent Auditors and Reports to Shareholders. The Fund's independent auditors, PricewaterhouseCoopers, One Post Office Square, Boston, Massachusetts 02109, LLP, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

Brokerage. Allocation of brokerage is supervised by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis


                                       38

commission rates, execution and settlement services performed, making internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution of services and the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of the Fund or other funds managed by the Adviser.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

      Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Directors of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


      During the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid brokerage commissions of $526,742, $722,757, and $759,086, respectively. During the fiscal year ended October 31, 1998, the Fund paid brokerage commissions of $378,833 (72% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Adviser. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

Portfolio Turnover. The Fund's average annual portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities with maturities at the time of acquisition of one year or less) for the fiscal years ended October 31, 1998, 1997 and 1996, was 40.6%, 60.5% and 63.0%,
respectively. Higher levels of activity by the Fund



                                       39

result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each class of the Fund is computed by dividing the value of the total assets attributable to a specific class, less all liabilities attributable to those shares, by the total number of outstanding shares of that class.


      An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System will be valued at its most recent sale price. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation as of the Value Time.


      Debt securities, other than money market instruments, are valued at prices supplied by each Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Corporation's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.


                                       40

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.


      The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                         Annual 12b-1 Fees
                                                        (as a % of average
                            Sales Charge                 daily net assets)        Other Information
                            ------------                 -----------------        -----------------
    Class A     Maximum initial sales charge of                None            Initial sales charge
                5.75% of the public offering price                             waived or reduced for
                                                                               certain purchases (1)

    Class B     Maximum contingent deferred sales              0.75%           Shares convert to
                charge of 4% of redemption                                     Class A shares six
                proceeds; declines to zero after                               years after issuance
                six years

    Class C     Contingent deferred sales charge of            0.75%           No conversion feature
                1% of redemption proceeds for
                redemptions made during first year
                after purchase

-------------------
(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.


      The minimum initial investment for each of class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

      Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share



                                       41

certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                 Sales Charge
                                                                 ------------
                                                                                    Allowed to Dealers
                                          As a Percentage of   As a Percentage of   as a Percentage of
           Amount of Purchase               Offering Price      Net Asset Value*      Offering Price
           ------------------               --------------      ----------------      --------------
     Less than $50,000                           5.75%               6.10%                5.20%
     $50,000 but less than $100,000              4.50                4.71                 4.00
     $100,000 but less than $250,000             3.50                3.63                 3.00
     $250,000 but less than $500,000             2.60                2.67                 2.25
     $500,000 but less than $1 million           2.00                2.04                 1.75
     $1 million and over                         0.00**              0.00**                ***


----------
*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed below.


      The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

      Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

      KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of Shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale,



                                       42

KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


      Class A shares of the Fund or of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such Shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to Shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

      Class A shares of a Fund may be purchased at net asset value by persons who purchase such Shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

      Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

      Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

      Class A shares may be sold at net asset value in any amount to: (a) officers, Directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in Shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by



                                       43

Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such Shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such Shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


      The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.


DEFERRED SALES CHARGE ALTERNATIVE--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."


      KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

      Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in Shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above.


                                       44

Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.


      KDI may, from time to time, pay or allow to firms a 1% commission on the amount of Shares of the Fund sold under the following conditions: (i) the purchased Shares are held in a Kemper IRA account, (ii) the Shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


     In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell Shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell during specified time periods certain minimum amounts of shares of the Fund, or other Fund underwritten by KDI.


      Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value per share of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value per Share effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase, Redemption and Repurchase of Shares" herein.

      Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This statement of additional information should be read in connection with such firms' material regarding their fees and services.

      The Fund reserves the right to withdraw all or any part of the offering made by this statement of additional information and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.



                                       45

TAX IDENTIFICATION NUMBER. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.


      Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

      As described herein, Fund shares are sold at their public offering price, which is the net asset value per such Shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for each of Class A, B and C is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Adviser and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


      Upon receipt by the Shareholder Service Agent of a request for redemption, Shares of the Fund will be redeemed by the Fund at the applicable net asset value per Share of the Fund as described herein.

      Scheduled variations in or the elimination of the initial sales charge for purchases of Class A Shares or the contingent deferred sales charge for redemptions of Class B or Class C Shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies of scale in sales and sales-related efforts.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her Shares. When Shares are held for the account of a shareholder by the Kemper Shares' transfer agent, the shareholder may redeem such Shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for Shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


      The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may



                                       46

delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).


      Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

      Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. The repurchase price will be the net asset value per Share of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value per Share (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly.


                                       47

Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in Shares being redeemed that day at the net asset value per Share of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such Shares have been owned for at least 10 days. Account holders may not use this privilege to redeem Shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of Shares of a shareholder (including a registered joint owner) who has died; (d) redemption of Shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the Shares redeemed, excluding amounts not subject to the charge.


                                       48

                                                     Contingent
                                                     Deferred
             Year of Redemption After Purchase       Sales Charge
             ---------------------------------       ------------
            First.............................             4%
            Second............................             3%
            Third.............................             3%
            Fourth............................             2%
            Fifth.............................             2%
            Sixth.............................             1%


      The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.


CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the Shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and has agreed to receive such fees quarterly, and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year and administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to


                                       49

$10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


      The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May 1998 will be eligible for the second year's charge if redeemed on or after May 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value per Share at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value per Share at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed Shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such Shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific Shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in Shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


REDEMPTION IN KIND. Although it is the Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.


SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper


                                       50


Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value+Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Securities Trust, Kemper Aggressive Growth Fund, Kemper Value Fund, Kemper Funds Trust, Kemper Income Trust, Kemper Global Discovery Fund, and Kemper Classic Growth Fund ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Kemper Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in this statement of additional information, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such


                                       51

series as described in this statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.


      Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.


CLASS B SHARES. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, such Shares received by exchange the cost and purchase date of the Shares that were originally purchased and exchanged.

GENERAL. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

         The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday


                                       52

closings or during any period in which trading on the Exchange is restricted,
(b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or
(c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

      The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

      Although it is the Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

      The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with


                                       53

passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value per such Share plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional Shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.


      The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


                                       54

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.


      Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.


PERFORMANCE

      The Fund's historical performance or return for a class of Shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class.

      The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each of Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund. A Fund with fees or expenses being waived or absorbed by the Advisor may also advertise performance information before and after the effect of the fee waiver or expense absorption.

      Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the shares of a class on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B Shares or Class C Shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B Shares for periods over six years will reflect conversion of such shares to Class A Shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.


       Average Annual Total Return for the periods ended October 31, 1998

                       One Year    Five Year    Life of Class*   Life of Fund**

         Class A        (4.77)        7.35          -22.26            9.80
         Class B        (2.39)        8.31          -20.31           10.66
         Class C         0.63         8.54          -18.68           10.66

*Classes A, B and C shares commenced operations on April 16, 1998. Prior to that date, the fund consisted of one class of shares which, on that date, were re-designated as Class S shares of the fund. Returns shown for Class A, B, and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of Classic Growth Fund during the period and have been adjusted to reflect the current maximum 5.75% initial sales charge for Class A shares or the maximum CDSC, if any, currently applicable to Class B and C shares. **Since September 10, 1991.



                                       55


      Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B Shares or Class C Shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A Shares or the contingent deferred sales charge for Class B and Class C Shares would be reduced if such charges were included.


      The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A Shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C Shares are sold at net asset value. Redemption of Class B Shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C Shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

      The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Financial Services Index, the Standard & Poor's 500 Composite Stock Price Index, the Russell 1000(R) Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, the Standard & Poor's/Barra Growth Index, the Russell 1000(R) Value Index, the Europe/Australia/Far East Index, International Finance Corporation's Latin America Investable Return Index, the Morgan Stanley Capital International World Index, the J.P. Morgan Global Traded Bond Index, and the Salomon Brothers World Government Bond Index. The performance of the Fund may also be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

      There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's Corporation 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.

      Investors may want to compare the performance of the Shares to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty.


                                       56

Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

      Investors also may want to compare the performance of the Shares to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

      Investors may want to compare the performance of the Shares to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, Financial Data Inc.'s Money Fund Averages(R) (All Taxable). As reported by Financial Data Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.



      On April 16, 1998, the Fund was divided into multiple classes of shares, including the Kemper Class A, B and C Shares described herein. Prior to that date, the Fund consisted of only one class of shares; the shares of the Fund outstanding as of April 16, 1998, were redesignated as Scudder Shares of the Fund, which class has no sales charges or Rule 12b-1 fees. The performance figures shown below reflect the performance of the Fund prior to the creation of multiple classes, restated to reflect the sales charges of the Kemper Class A Shares of the Fund. The performance figures have not been restated to reflect Rule 12b-1 fees, which are included only from the date of inception of the Fund's Rule 12b-1 plans on April 16, 1998. The Rule 12b-1 fees applicable to the Kemper Class A, B and C Shares of the Fund will affect subsequent performance.




                                       57



OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their ages, their principal occupations and other affiliations, if any, with the Adviser, and Kemper Distributors, Inc. are as follows:
[To be updated]


                                                                                     Position with
                                  Position with                                      Underwriter, Kemper
Name, Address and Age             Corporation            Principal Occupation**      Distributors Inc.
---------------------             -----------            ----------------------      -----------------
Daniel Pierce*] (64)              Chairman of the Board  Chairman of the Board and   Chairman and Director
                                  and Director           Managing Director of
                                                         Scudder Kemper
                                                         Investments, Inc.

Paul Bancroft III (69)            Director               Venture Capitalist and
79 Pine Lane                                             Consultant; Retired,
Box 6639                                                 President, Chief Executive
Snowmass Village, CO 81615                               Officer and Director,
                                                         Bessemer Securities
                                                         Corporation

Sheryle J. Bolton (52)            Director               Chief Executive Officer
1995 University Avenue                                   and Director, Scientific
Suite 400                                                Learning Corporation
Berkeley, CA 94704

William T. Burgin (55)            Director               General Partner, Bessemer
83 Walnut Street                                         Venture Partners
Wellesley, MA 02181-2101

Thomas J. Devine (72)             Honorary Director      Consultant
450 Park Avenue
New York, NY 10022

Keith R. Fox (44)                 Director               President, Exeter Capital
10 East 53rd Street                                      Management Corporation.
New York, New York 10022

William H. Gleysteen, Jr. (72)    Honorary Director      Consultant; Guest Scholar,
4937 Crescent Street                                     Brookings Institution.
Bethesda, MD 20816

William H. Luers (68)             Director               Chairman and President,
993 Fifth Avenue                                         U.N. Association of the
New York, NY 10028                                       U.S.A.



                                       58


                                                                                     Position with
                                  Position with                                      Underwriter, Kemper
Name, Address and Age             Corporation            Principal Occupation**      Distributors Inc.
---------------------             -----------            ----------------------      -----------------
Kathryn L. Quirk*]] (47)          Director, Vice         Managing Director of        Secretary, Chief
                                  President and          Scudder Kemper              Legal Officer, Vice
                                  Assistant Secretary    Investments, Inc.           President and Director

Robert G. Stone, Jr. (75)         Honorary Director      Chairman Emeritus &
405 Lexington Avenue                                     Director, Kirby
39th Floor                                               Corporation (inland and
New York, NY 10174                                       offshore marine
                                                         transportation and diesel
                                                         repairs)

Susan E. Dahl] (33)               Vice President         Managing Director of
                                                         Scudder Kemper
                                                         Investments, Inc.

Ann M. McCreary]] (42)            Vice President         Managing Director of
                                                         Scudder Kemper
                                                         Investments, Inc.

Nicholas Bratt]]@ (50)            President, Global      Managing Director of
                                  Discovery Fund         Scudder Kemper
                                                         Investments, Inc.

Gary P. Johnson (45)              Vice President         Senior Vice President,
                                                         Scudder Kemper
                                                         Investments, Inc.

Thomas W. Joseph] (59)            Vice President         Senior Vice President,
                                                         Scudder Kemper
                                                         Investments, Inc.

Thomas F. McDonough] (52)         Vice President and     Senior Vice President,
                                  Secretary              Scudder Kemper
                                                         Investments, Inc.

Gerald J. Moran]] (59)            Vice President         Senior Vice President,
                                                         Scudder Kemper
                                                         Investments, Inc.

M. Isabel Saltzman] (44)          Vice President         Managing Director of
                                                         Scudder Kemper
                                                         Investments, Inc.

John R. Hebble] (40)              Treasurer              Senior Vice President,
                                                         Scudder Kemper
                                                         Investments, Inc.

Caroline Pearson] (36)            Assistant Secretary    Vice President,
                                                         Scudder Kemper
                                                         Investments, Inc.;
                                                         formerly, associate
                                                         attorney, Dechert Price &
                                                         Rhoads



                                       59

-----------
* Mr. Pierce and Ms. Quirk are considered by the Corporation and its counsel to be persons who are "interested persons" of the Adviser or of the Corporation (within the meaning of the 1940 Act).

** Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

# Mr. Pierce and Ms. Quirk are members of the Executive Committee, which may exercise powers of the Directors when they are not in session.

@ The President of a series shall have the status of Vice President of the Corporation.

]     Address: Two International Place, Boston, Massachusetts 02110

]]    Address: 345 Park Avenue, New York, New York 10154




         To the knowledge of the Corporation, as of January 29, 1999 all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of the Fund outstanding on such date.

         To the knowledge of the Corporation, as of January 29, 1999, no person owned beneficially more than 5% of the Fund's outstanding shares, except as stated below.


Name and Address                                       Class                          Percentage
----------------                                       -----                          ----------
Donaldson Lufkin Jenrette                                A                               9.33
1 Pershin Plaza
Jersey City, NJ  07399

National Financial Svcs Corp.,                           B                               9.18
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                                B                              14.50
1 Pershin Plaza
Jersey City, NJ  07399

National Financial Svcs Corp.,                           C                               6.47
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                                C                              13.35
1 Pershin Plaza
Jersey City, NJ  07399



                                       60


MLPF&S for the sole Benefit of ITS                       C                               6.91
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Sterling Trust Co.                                       C                              14.21
LM Kohn & Company
9810 Montgomery Road
Cincinnati, OH  45242


      The Directors and officers of the Corporation also serve in similar capacities with respect to other funds advised by the Adviser.

REMUNERATION

Responsibilities of the Board-Board and Committee Meetings

The Board of Directors is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Directors" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

      The Board of Directors meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive


      Several of the officers and Directors of the Corporation may be officers or employees of the Adviser, or of the Distributor, the Transfer Agent, Scudder Trust Company or Scudder Fund Accounting Corporation from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid by the Corporation. The Corporation pays no direct remuneration to any officer of the Corporation. However, each of the Directors who is not affiliated with the Adviser will be compensated for all expenses relating to corporation business (specifically including travel expenses relating to Corporation business). Each of these unaffiliated Directors receives an annual Director's fee of $4,000 from a Fund plus $400 for attending each Directors' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation on behalf of a Fund and the Adviser or any of its affiliates. Each unaffiliated Director also receives $150 per committee meeting attended other than those set forth above. For the fiscal year ended October 31, 1998, Directors' fees and expenses amounted to $288,000 for the Fund.


      Effective July 1, 1998, each unaffiliated Director will receive an Annual Director's fee of $3,500 from the Fund plus $325 for attending each Director's meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation on behalf of a Fund and the Adviser or any of its affiliates. Each unaffiliated Director will also receive $100 per committee meeting attended other than those set forth above.

      The following table shows the aggregate compensation received by each unaffiliated Director during 1998 from the Registrant and from all funds advised by the Adviser as a group.


                                       61



 Name                                     Global/International Fund, Inc.*               Fund Complex
 ----                                     --------------------------------               ------------
Paul Bancroft III,
Director...........................                                  $40,625                    $183,125
Sheryle J. Bolton,
Director...........................                                  $38,500                    $149,050
William T. Burgin,
Director...........................                                  $40,625                    $159,875
Thomas J. Devine,
Trustee............................                                  $40,625                    $171,375
Keith R. Fox,
Director...........................                                  $41,875                    $165,725
William H. Gleysteen, Jr.,
Director...........................                                  $40,625                    $127,875**
William H. Luers,
Director...........................                                  $36,875                    $165,975
Joan E. Spero,
Director ..........................                                   $8,340                     $29,736





-----------
* Global/International Fund, Inc. consists of five funds: Scudder Global Fund, Scudder International Bond Fund, Scudder Global Bond Fund, Global Discovery Fund and Scudder Emerging Markets Income Fund.


** This amount does not reflect $6,208 in retirement benefits accrued as part of Fund Complex expenses, and $3,000 in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Gleysteen as additional compensation for serving on the Board of The Japan Fund, Inc.



SHAREHOLDER RIGHTS

The Fund is a diversified series of Global/International Fund, Inc., a Maryland corporation, and was organized on May 15, 1986, as Scudder Global Fund, Inc., an open-end management company. The Corporation changed its name from Scudder Global Fund, Inc. on May 28, 1998. On December 6, 1995, shareholders of Scudder Short Term Global Income Fund approved the change in name and investment objective and policies. On March 5, 1996, directors of Scudder Global Small Company Fund approved the change in name to Scudder Global Discovery Fund, and on April 16, 1998 the Fund changed its name to Global Discovery Fund.

      The Board of Directors has subdivided the shares of the Fund into four classes, namely, the Scudder Shares, Kemper Global Discovery Fund Class A, B and C shares. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

      The authorized capital stock of the Corporation consists of 800 million shares with $.01 par value, 100 million shares of which are allocated to the Fund, 300 million shares of which are allocated to Scudder Global Bond Fund and 100 million shares of which are allocated to Scudder Emerging Markets Income Fund. Each share of each series of the Corporation has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

      Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.


                                       62

      The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

      The Directors, in their discretion, may authorize the division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of any subsequently created classes may bear different expenses in connection with different methods of distribution of their classes.

      The Fund's activities are supervised by the Corporation's Board of Directors. Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

      The Articles of Amendment and Restatement provide that the Directors of the Corporation, to the fullest extent permitted by Maryland General Corporation Law and the 1940 Act shall not be liable to the Corporation or its shareholders for damages. As a result, Directors of the Corporation may be immune from liability in certain instances in which they could otherwise be held liable. The Articles and the By-Laws provide that the Corporation will indemnify its Directors, officers, employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by applicable law. Nothing in the Articles or the By-Laws protects or indemnifies a Director, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      No series of the Corporation shall be liable for the obligations of any other series.

ADDITIONAL INFORMATION

Other Information

The CUSIP number of each class of the Fund is Class A, 378947-60-0; Class B, 378947-70-9; and Class C, 378947-80-8.

      The Fund has a fiscal year ending October 31.

      Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

      The law firm of Dechert Price & Rhoads is counsel to the Fund.

      The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


                                       63

      The Shares' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 1998 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

      Effective April 16, 1998, the Corporation's Board of Directors has approved a name change of the Fund from Scudder Global Discovery Fund to Global Discovery Fund. In addition, the Board of Directors has subdivided the Fund's shares into classes. Shares of the Fund outstanding on such date are redesignated as Scudder Shares of the Fund. The financial statements incorporated herein reflect the investment performance of the Fund prior to the aforementioned reclassification of shares.

KGDF-13 3/99   printed on recycled paper


                                       64

APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa


                                       65

securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                                         SCUDDER

Scudder Global Bond Fund
Scudder International Bond Fund
Scudder Emerging Markets Income
  Fund

Prospectus
March 1, 1999

These funds pursue a variety of income-oriented objectives by investing in bonds.

Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

---------------------------
No Sales Charges
---------------------------
NO-LOAD
---------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                          Contents

                                   1      Global Investing
--------------------------------------------------------------------------------
                                   1      Investment approach

                                   2      About the Funds
--------------------------------------------------------------------------------
                                   2      Scudder Global Bond Fund
                                   6      Scudder International Bond Fund
                                  10      Scudder Emerging Markets Income Fund
                                  16      A message from the President
                                  17      Investment adviser
                                  19      Distributions
                                  20      Taxes
                                  21      Financial highlights

                                  24      About Your Investment
--------------------------------------------------------------------------------
                                  24      Transaction information
                                  25      Buying and selling shares
                                  26      Purchases
                                  27      Exchanges and redemptions
                                  28      Investment products and services

Global Investing

Investment approach

These funds seek current income by investing primarily in bonds of issuers located worldwide. Although the U.S. bond market is the single largest in the world, the global bond market is three times as large. Each fund has its own objectives, investment strategy and risk profile.

Each fund will normally invest at least 65% of its total assets in debt securities, and distributes income, if any, to shareholders monthly or quarterly. The performance of each fund is most affected by changes in interest rates. When interest rates rise, bond prices usually fall, and bonds with long maturities suffer the most.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a fund's duration, the more sharply its share price is likely to rise or fall when interest rates change.

Foreign markets follow their own economic cycles, so foreign investments can serve to diversify your investment portfolio. However, foreign markets have been more volatile than the U.S. market. Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, conversion difficulties, political disturbances, the possibility that bonds may be downgraded or go into default and incomplete or inaccurate accounting information on companies.

Unless otherwise indicated, each fund's investment objectives and strategies may be changed without a vote of shareholders.

Are global income funds right for you?

A global income fund may be a good choice for you if:

o you have a well balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o     you are building an asset allocation portfolio with an income component

o     you can invest in a fund for at least three years

o     you can handle some ups and downs in investment performance

Each fund may be appropriate to gain foreign exposure in an investor's portfolio. Each fund is considered an income fund and should not be viewed as a complete investment program.

About the Funds

Scudder Global Bond Fund

Investment objectives

The fund seeks to provide total return with an emphasis on current income. Capital appreciation is a secondary objective.

Main investment strategies

The fund seeks to achieve its investment objectives by investing at least 65% of its total assets in high-quality bonds which are rated in one of the three highest categories by a national recognized rating association, or, if unrated, determined to be of equivalent quality by the Adviser.

The fund will principally invest in high quality intermediate- and long-term bonds of issuers from around the world, including the United States. Generally, intermediate-term bonds have maturities between three and eight years, and long-term bonds have maturities greater than eight years. In selecting securities, the portfolio management team considers, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge currency or local bond price risk.

The portfolio management team typically looks for bonds with attractive yields (interest rates) relative to market alternatives; from countries and/or companies with stable or improving fundamentals; and denominated in stable or appreciating currencies.

The portfolio management team typically sells a bond when yields decline below market averages; when the credit fundamentals appear to be deteriorating; or when the underlying currency might depreciate.

The fund's investments may include:

o Bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities;

o Bonds issued or guaranteed by a foreign national government, its agencies and instrumentalities or political subdivisions;

o Bonds issued or guaranteed by supranational organizations such as the European Investment Bank, Inter-American Development Bank or the World Bank;

o     Corporate debt securities;

o     Bank or bank holding company debt securities;

o     Other debt securities, including those convertible into common stock.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that, by following these investment strategies, the fund will achieve its objectives.

Other investments

To a more limited extent the fund may, but is not required to, invest in the following:

The fund invests at least 15% of its total assets in U.S. dollar-denominated securities issued domestically or abroad.

The fund also may invest up to 15% of its net assets in bonds rated below investment-grade but may not invest in any securities rated "B" or lower by a nationally recognized rating association. Securities rated below investment-grade, that is, lower than Baa/BBB (commonly referred to as "junk bonds"), entail greater risks than investment-grade bonds.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

Risk management strategies

The fund manages its exposure to credit risk by investing at least 65% of its total assets in investment-grade debt securities. The fund manages exchange rate and interest rate risk through active portfolio management.

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.

Main risks

As with most bond funds, the most significant factor affecting this fund's performance is interest rates. When interest rates rise, the price of bonds (and bond mutual funds) typically falls in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the portfolio management team's choice of countries, market sectors or specific investments may not perform as well as expected.

Because the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce fund performance.

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

[The following information was depicted as a bar chart in the printed material.]

    5.49%   6.74%   -1.13%   7.74%   3.11%   0.37%   11.45%

    1992    1993     1994    1995    1996    1997     1998

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 5.23% (the third quarter of 1998), and the fund's lowest return for a calendar quarter was -4.19% (the first quarter of 1997).

Average annual total returns

                                                         Salomon Brothers World
For periods                         Scudder Global             Government
ended December 31, 1998               Bond Fund*               Bond Index
--------------------------------------------------------------------------------
One Year                                11.45%                   15.31%
Five Years                               4.21%                    7.85%
Since Inception (3/1/91)                 5.43%                    9.66%**
-------------------------------------------------------------------------------

* Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

**    Index comparisons begin March 31, 1991.

The Salomon Brothers World Government Bond Index is an unmanaged index consisting of worldwide fixed-rate government bonds with remaining maturities of greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. On December 27, 1995, the fund adopted its current name and objectives. Prior to that date, the fund was known as Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as % of offering price)                                          NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                              NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends/distributions                                           NONE
--------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed, if applicable)           NONE*
--------------------------------------------------------------------------------
Exchange fee                                                      NONE
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management fee                                                    0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                                         NONE
--------------------------------------------------------------------------------
Other expenses                                                    0.73%
--------------------------------------------------------------------------------
Total annual fund operating expenses                              1.48%**
--------------------------------------------------------------------------------
Expense reimbursement                                             0.23%
--------------------------------------------------------------------------------
Net expenses                                                      1.25%**
--------------------------------------------------------------------------------

* If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and redemptions."

** Until February 28, 1999 expenses had been contractually maintained at 1.00%. Effective March 1, 1999 until February 29, 2000 total fund operating expenses are contractually maintained at 1.25%. Expenses have been restated to reflect the maintenance of expenses at 1.25%.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.

--------------------------------------------------------------------------------
One Year                                                  $   151
--------------------------------------------------------------------------------
Three Years                                               $   468
--------------------------------------------------------------------------------
Five Years                                                $   808
--------------------------------------------------------------------------------
Ten Years                                                 $ 1,768
--------------------------------------------------------------------------------

Actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Scudder International Bond Fund

Investment objectives

The fund's primary objective is income. As a secondary objective, the fund seeks protection and possible enhancement of principal.

Main investment strategies

The fund pursues its investment objectives by investing at least 65% of its total assets in high-quality bonds denominated in foreign currencies with credit ratings within the three highest rating categories of one or more nationally recognized rating associations, or, if unrated, considered to be of comparable quality by the Adviser.

The portfolio management team will select investments on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The fund is not limited in its average portfolio maturity or the maturity of any portfolio security.

The portfolio management team typically looks for bonds with attractive yields (interest rates) relative to market alternatives; from countries and/or companies with stable or improving fundamentals; and denominated in stable or appreciating currencies.

The portfolio management team typically sells a bond when yields decline below market averages; when the credit fundamentals appear to be deteriorating; or when the underlying currency might depreciate.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that, by following these investment strategies, the fund will achieve its objectives.

Other investments

To a more limited extent the fund may, but is not required to, invest in the following:

The fund may invest up to 15% of its net assets in bonds rated below investment-grade. Securities rated below investment-grade (commonly referred to as "junk bonds"), entail greater risks than investment-grade bonds.

The fund also may invest up to 35% of the value of its total assets in investment-grade U.S. debt securities.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

Risk management strategies

The fund manages its exposure to credit risk by investing at least 65% of its total assets in investment-grade debt securities. The fund manages exchange rate and interest rate risk through active portfolio management. The portfolio management team's techniques include management of currency, bond market and maturity exposure and security selection.

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.

Main risks

As with most bond funds, the most significant factor affecting this fund's performance is interest rates. When interest rates rise, the price of bonds (and bond mutual funds) typically falls in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the portfolio management team's choice of countries, market sectors or specific investments may not perform as well as expected.

Because the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce fund performance.

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

[The following information was depicted as a bar chart in the printed material.]

   7.23%  21.11%  22.23%  7.62%  15.83%  -8.61%  8.50%  3.54%  -4.10%  12.63%

   1989    1990    1991   1992    1993    1994   1995   1996    1997    1998

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 11.14% (the third quarter of 1991), and the fund's lowest return for a calendar quarter was -5.83% (the first quarter of 1997).

Average annual total returns

                                                       Salomon Brothers Non-U.S.
For periods ended            Scudder International      Dollar World Government
December 31, 1998                  Bond Fund                  Bond Index
--------------------------------------------------------------------------------
One Year                              12.63%                     17.79%
Five Years                             2.09%                      8.26%
Ten Years                              8.18%                      8.79%
--------------------------------------------------------------------------------

The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged measure of worldwide fixed-rate government bonds with remaining maturities of greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as % of offering price)                                          NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                              NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends/distributions                                           NONE
--------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed, if applicable)           NONE*
--------------------------------------------------------------------------------
Exchange fee                                                      NONE
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management fee                                                    0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                                         NONE
--------------------------------------------------------------------------------
Other expenses                                                    0.73%
--------------------------------------------------------------------------------
Total annual fund operating expenses                              1.58%**
--------------------------------------------------------------------------------
Expense reimbursement                                             0.08%
--------------------------------------------------------------------------------
Net expenses                                                      1.50%**
--------------------------------------------------------------------------------

* If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and redemptions."

** On September 15, 1998, the Fund changed its fiscal year end from June 30 to October 31. Total fund operating expenses are annualized for the four-month fiscal period ended October 31, 1998. Total fund operating expenses are contractually maintained at 1.50% until February 29, 2000.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.

--------------------------------------------------------------------------------
One Year                                                  $   161
--------------------------------------------------------------------------------
Three Years                                               $   499
--------------------------------------------------------------------------------
Five Years                                                $   860
--------------------------------------------------------------------------------
Ten Years                                                 $ 1,878
--------------------------------------------------------------------------------

Actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Scudder Emerging Markets Income Fund

Investment objectives

The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation.

Main investment strategies

In pursuing its investment objectives, the fund invests at least 65% of its total assets in high-yielding debt securities issued by governments and corporations in emerging markets or the return on which is derived from emerging markets.

The fund can invest entirely in high yield/high risk bonds. The fund invests in lower quality securities of emerging market issuers, some of which may have in the past defaulted on certain of their financial obligations. These securities are commonly referred to as "junk bonds," and are rated below BBB or Baa by a nationally recognized rating association, or if unrated, determined to be of equivalent quality by the Adviser. Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated securities. The fund will invest in at least three countries and will not invest more than 40% of its total assets in issuers of one country. Fund investments will be actively managed in terms of geographic industry and currency allocation. The fund is not limited in its average portfolio maturity or the maturity of any individual portfolio security.

The portfolio management team will select investments based on, among other things, factors such as credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, anticipated movements in foreign currencies and government initiatives.

The portfolio management team typically sells a bond when yields decline below market averages; when the credit fundamentals appear to be deteriorating; or when the underlying currency might depreciate.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The fund deems an issuer to be located in an emerging market if:

o     the issuer is organized under the laws of an emerging market country;

o     the issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

The portfolio management team currently weights its investments more heavily toward countries in Latin America. However, the portfolio management team may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that, by following these investment strategies, the fund will achieve its objectives.

Other investments

To a more limited extent the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in securities other than emerging markets debt obligations. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, of which up to 20% of the Fund's total assets may be invested in U.S. fixed income securities. The fund may also invest up to 5% of its net assets in securities whose quality is comparable to securities rated as low as D by Standard & Poor's Corporation or C by Moody's Investors Service, Inc.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

Risk management strategies

The fund manages risk by allocating its investments in terms of geography, industry and currency. The fund will invest in at least three countries and will not invest more than 40% of its total assets in issuers of one country. In addition, to reduce currency risk the fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities. Accordingly, no more than 35% of its total assets will be invested in debt securities denominated in foreign currencies.

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.

Main risks

The primary factor affecting this Fund's performance is its investment in below-investment grade high yield high risk debt obligations. The fund involves above-average bond fund risk. These bonds are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than higher rated securities. In addition, lower grade securities are generally less liquid and the fund may have difficulty disposing of these securities. Moreover, low-rated bonds are particularly subject to adverse changes in economic conditions, the financial condition of the issuers and interest rates.

As with most bond funds, another significant factor affecting this fund's performance is interest rates. When interest rates rise, the price of bonds (and bond mutual funds) typically falls in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. The portfolio management team's choice of countries, market sectors or specific investments may not perform as well as expected.

The fund invests in emerging markets, which may have substantially less trading volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets in the U.S. Emerging markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Certain emerging markets require prior governmental approval of the type and or/amount of investments by foreign persons.

Because the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce fund performance.

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to two broad measures of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

[The following information was depicted as a bar chart in the printed material.]

    -8.06%    19.48%    34.55%    13.12%    -30.30%

     1994      1995      1996      1997       1998

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 14.64% (the second quarter of 1995), and the fund's lowest return for a calendar quarter was -33.73% (the third quarter of 1998).

Average annual total returns

                      Scudder Emerging      J.P. Morgan          J.P. Morgan
                           Markets       Emerging Markets    Composite Emerging
For periods ended          Income           Bond Index       Markets Bond/Latin
December 31, 1998           Fund               Plus            Eurobond Index
--------------------------------------------------------------------------------
One Year                   -30.30%           -14.35%               -9.34%

Five Years                   3.11%             6.74%                7.51%

Since Inception
(12/31/93)                   3.11%             6.74%                7.51%
--------------------------------------------------------------------------------

The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index of total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments.

The unmanaged J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index (EMBI/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady bonds) and Latin-issued Eurobonds. The composite includes debt issues from five countries in Latin America, plus Bulgaria, Nigeria, the Philippines and Poland.

The fund has adopted the EMBI+ for its primary securities market index over the J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index, as the EMBI+ better represents the securities and markets in which the fund typically invests. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as % of offering price)                                          NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                              NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends/distributions                                           NONE
--------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed, if applicable)           NONE*
--------------------------------------------------------------------------------
Exchange fee                                                      NONE
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management fee                                                    1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                                         NONE
--------------------------------------------------------------------------------
Other expenses                                                    0.56%
--------------------------------------------------------------------------------
Total annual fund operating expenses                              1.56%
--------------------------------------------------------------------------------

* If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and redemptions."

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.

--------------------------------------------------------------------------------
One Year                                                  $   159
--------------------------------------------------------------------------------
Three Years                                               $   493
--------------------------------------------------------------------------------
Five Years                                                $   850
--------------------------------------------------------------------------------
Ten Years                                                 $ 1,856
--------------------------------------------------------------------------------

Actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

A message from the President

[PHOTO OMITTED]
Edmond D. Villani, President
and CEO, Scudder Kemper
Investments, Inc.

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 50 no-load mutual fund portfolios or classes of shares. We also manage mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and numerous other open- and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds: IRAs, 401(k)s, Keoghs and other retirement plans are also available.

Services available to shareholders include toll-free access to professional representatives, easy exchange among the Scudder Family of Funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds is offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no distribution (12b-1) fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


/s/ Edmond D. Villani

Investment adviser

Each fund retains the investment management firm of Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, NY, to manage each fund's daily investment and business affairs subject to the policies established by each fund's Board. The Adviser actively manages each fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

Scudder Global Bond Fund

The Adviser agreed to maintain the annualized expenses of the fund at no more than 1.00% of the average daily net assets of the fund until February 28, 1999. As a result, the Adviser received an investment management fee of 0.27% of the fund's average daily net assets on an annual basis for the fiscal year ended October 31, 1998. Effective March 1, 1999 until February 29, 2000 total fund operating expenses are maintained at 1.25%.

Scudder International Bond Fund

The Adviser has agreed to maintain the annualized expenses of the fund at no more than 1.50% of the average daily net assets of the fund from January 1, 1998 until February 28, 1999. As a result, the Adviser received an investment management fee of 0.79% of the fund's average daily net assets on an annual basis for the fiscal year ended June 30, 1998. For the fiscal period July 1, 1998 until October 31, 1998 the Adviser received an annualized investment management fee of 0.77% of the fund's average daily net assets. Until February 29, 2000 total fund operating expenses are maintained at 1.50%.

Scudder Emerging Markets Income Fund

For the fiscal year ended October 31, 1998, the Adviser received an investment management fee of 1.00% of the fund's average daily net assets on an annual basis.

Portfolio management

Each fund is managed by a team of investment professionals, who each plays an important role in the funds' management process. Team members work together to develop investment strategies and select securities for the funds' portfolios. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with each fund as indicated:


Name and Title             Joined the Fund    Responsibilities and Background
--------------------------------------------------------------------------------
M. Isabel Saltzman              1998          Joined the Adviser in 1990 as a
Lead Manager --                               portfolio manager. Ms. Saltzman is
   Global Bond Fund                           the Product Leader and a Senior
   and International                          Portfolio Manager for the Emerging
   Bond Fund                                  Markets Bond Group. She began her
Manager--                                     investment career in 1981.
   Emerging Markets
   Income Fund

Adam M. Greshin                 1991          Joined the Adviser in 1986 as an
Manager --                                    international bond analyst. Mr.
   Global Bond Fund                           Greshin joined the funds as a
   and International                          portfolio manager in 1991 and
   Bond Fund                                  specializes in global and
                                              international fixed-income
                                              investments. He began his
                                              investment career in 1986.

Susan E. Dahl                   1994          Joined the Adviser in 1987 as head
Lead Manager --                               of fixed income trading. Ms. Dahl
   Emerging Markets                           is the Capital Markets Strategist
   Income Fund                                and a Senior Portfolio Manager for
                                              the Emerging Markets Bond Group.
                                              She began her investment career in
                                              1987.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which the funds rely, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. The risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The Adviser has commenced a review of the Year 2000 issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the issuers whose securities are held by the funds or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of the funds. The Euro was introduced on January 1, 1999 by eleven member countries of the European Economic and Monetary Union (EMU). The introduction of the Euro requires the redenomination of other European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The Adviser is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the funds' performance.

Distributions

Scudder Global Bond Fund and Scudder International Bond Fund each intend to distribute dividends from its net investment income monthly.

Scudder Emerging Markets Income Fund intends to distribute dividends from its net investment income quarterly in March, June, September and December.

Each fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December. An additional distribution may be made at a later date, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

A shareholder may choose to receive distributions in cash or have them reinvested in additional shares of a fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. Distributions are generally taxable, whether received in cash or reinvested. Exchanges among funds are also taxable events.

Taxes

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxNO TAGable to shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividend-received deduction for corporations.

Unless your investment is in a tax-deferred account, you may want to avoid investing a large amount close to the date of a distribution, because you may receive part of your investment back as a taxable distribution.

A sale or exchange of shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares.

Each fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year. In certain years, you may be able to claim a credit or a deduction on your income tax return for your share of foreign taxes paid by a fund.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the funds with their correct taxpayer identification number, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

Shareholders may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular consequences of an investment in a fund.

Financial highlights

The financial highlights table for each fund is intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. The total return figures represent the rate that shareholders would have earned (or lost) on an investment in a fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with each fund's financial statements, is included in the annual report, which is available upon request by calling Scudder Investor Relations at 1-800-225-2470 or, for existing shareholders, call the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Scudder Global Bond Fund

-----------------------------------------------------------------------------------------------
                                                          Years Ended October 31,
                                           1998        1997        1996        1995        1994
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period ...  $9.71      $10.25      $10.53      $10.78      $11.68
                                          -----------------------------------------------------
Income (loss) from investment
  operations:
Net investment income (loss) ...........    .62         .59         .67         .80         .87
Net realized and unrealized gain (loss)
  on investment transactions ...........    .21        (.54)       (.28)       (.25)       (.90)
                                          -----------------------------------------------------
Total from investment operations .......    .83         .05         .39         .55        (.03)
                                          -----------------------------------------------------
Less distributions from:
Net investment income ..................   (.60)       (.14)       (.42)       (.36)       (.02)
Tax return of capital ..................   (.02)       (.45)       (.25)       (.44)       (.85)
                                          -----------------------------------------------------
Total distributions ....................   (.62)       (.59)       (.67)       (.80)       (.87)
                                          -----------------------------------------------------

                                          -----------------------------------------------------
Net asset value, end of period .........  $9.92       $9.71      $10.25      $10.53      $10.78
-----------------------------------------------------------------------------------------------
Total Return (%) (a) ...................   8.91        0.66        3.97        5.43        (.25)

Ratios and Supplemental Data
Net assets, end of period ($ millions)      108         135         217         357         560
Ratio of operating expenses, net to
  average daily net assets (%) .........   1.00        1.00        1.00        1.00        1.00
Ratio of operating expenses before
  expense reductions, to average daily
  net assets (%) .......................   1.48        1.39        1.28        1.20        1.15
Ratio of net investment income to
  average daily net assets (%) .........   6.43        6.00        6.67        7.73        7.76
Portfolio turnover rate (%) ............  218.3       256.5       335.7       182.8       272.4

(a)   Total returns would have been lower had certain expenses not been reduced.

      On December 27, 1995, the fund adopted its current name and objectives. Prior to that date, the fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present fund.
--------------------------------------------------------------------------------

Scudder International Bond Fund

-----------------------------------------------------------------------------------------------------------
                                       For the
                                         Four
                                        Months
                                        Ended
                                      October 31,                      Years Ended June 30,
                                      1998(b)(c)       1998(b)        1997(b)        1996(b)        1995(b)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .........................      $9.92           $10.52         $10.98         $11.43         $11.97
Income from investment
  operations:
Net investment income ............        .18              .61            .58            .73            .98
Net realized and unrealized gain
  (loss) on investment
  transactions ...................        .78             (.60)          (.46)          (.45)          (.54)
Total from investment                  --------------------------------------------------------------------
  operations .....................        .96              .01            .12            .28            .44
                                       --------------------------------------------------------------------
Less distributions:
From net investment income .......         --               --           (.58)          (.12)            --
Tax return of capital ............       (.18)            (.61)            --           (.61)          (.98)
                                       --------------------------------------------------------------------
Total distributions ..............       (.18)            (.61)          (.58)          (.73)          (.98)
                                       --------------------------------------------------------------------

                                       --------------------------------------------------------------------
Net asset value, end of period ...     $10.70            $9.92         $10.52         $10.98         $11.43
-----------------------------------------------------------------------------------------------------------
Total Return (%) .................       9.76(a)**         .10(a)         .94           2.59           3.92

Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...................        150              146            236            515            910
Ratio of operating expenses, net
  to average daily net assets (%)        1.50*            1.56           1.36           1.26           1.30
Ratio of operating expenses before
  expense reductions, to average
  daily net assets (%) ...........       1.58*            1.62           1.36           1.26           1.30
Ratio of net investment income
  to average daily net assets (%)        5.20*            5.91           5.28           6.50           8.52
Portfolio turnover rate (%) ......      303.5*           190.1          298.2          275.7          318.5

(a) Total returns for certain periods would have been lower had certain expenses not been reduced.

(b)   Based on monthly average of shares outstanding during the period.

(c) On September 15, 1998, the Board of Directors changed the fiscal year end from June 30 to October 31.

*     Annualized

**    Not annualized
--------------------------------------------------------------------------------

Scudder Emerging Markets Income Fund

-----------------------------------------------------------------------------------------------------
                                                                                              For the
                                                                                               Period
                                                                                            December 31,
                                                                                                1993
                                                                                             (commence-
                                                                                               ment of
                                                                                             operations)
                                                                                             to October
                                                 Years Ended October 31,                         31,
                                   1998(a)        1997(a)        1996(a)         1995           1994
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .....................     $12.22         $12.98         $10.26         $11.05         $12.00
                                   ------------------------------------------------------------------
Income from investment
  operations:
Net investment income ........       1.04           1.06           1.20           1.14           0.60
Net realized and unrealized
  gain (loss) on investments .      (3.71)           .46           2.71           (.82)         (1.04)
Total from investment              ------------------------------------------------------------------
  operations .................      (2.67)          1.52           3.91            .32           (.44)
                                   ------------------------------------------------------------------
Less distributions from:
Net investment income ........      (1.01)         (1.10)         (1.19)         (1.11)          (.51)
Net realized gain on
  investment transactions ....      (1.50)         (1.18)            --             --             --
                                   ------------------------------------------------------------------
Total distributions ..........      (2.51)         (2.28)         (1.19)         (1.11)          (.51)
                                   ------------------------------------------------------------------

                                   ------------------------------------------------------------------
Net asset value, end of period      $7.04         $12.22         $12.98         $10.26         $11.05
-----------------------------------------------------------------------------------------------------
Total Return (%) .............     (27.60)         12.34          39.78(b)        3.46(b)       (3.54)(b)**

Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...............        214            324            305            169             95
Ratio of operating expenses,
  net, to average daily net
  assets (%) .................       1.56           1.49           1.44           1.50           1.50*
Ratio of operating expenses,
  before expense reductions,
  to average daily net
  assets (%) .................       1.56           1.49           1.45           1.68           2.23*
Ratio of net investment
  income to average daily net
  assets (%) .................       9.97           8.03          10.05          12.83           9.17*
Portfolio turnover rate (%) ..      239.7          409.5          430.0          302.2          180.6*

(a)   Based on monthly average shares outstanding during the period.

(b)   Total returns are higher due to maintenance of fund expenses.

*     Annualized

**    Not annualized
--------------------------------------------------------------------------------

About Your Investment

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of each fund as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading.

Net asset value per share is calculated by dividing the value of total fund assets, less all liabilities, by the total number of shares outstanding. Market prices are used to determine the value of the funds' assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

To the extent that the funds invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the funds do not price their shares. As a result, the net asset value per share of the funds may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All purchase and redemption requests received in good order at the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value calculated at the close of trading that day. All other requests that are in good order will be executed the following business day.

Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. Each fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check). For more information, please call 1-800-225-5163.

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and Scudder Investor Services, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price.

Minimum balances

Generally, shareholders who maintain a non-fiduciary account balance of less than $2,500 in each fund and have not established an automatic investment plan will be assessed an annual $10.00 per fund charge; this fee is paid to each fund. Each fund reserves the right, following 60 days written notice to shareholders, to redeem all shares in accounts that have a value below $1,000 where such a reduction in value has occurred due to a redemption, exchange or transfer out of the account.

Third party transactions

If you buy and sell shares of the funds through a member of the National Association of Securities Dealers, Inc. (other than Scudder Investor Services, Inc.), that member may charge a fee for that service.

Other policies

Each fund reserves the right to redeem in kind. That is it may honor redemption requests with readily marketable fund securities instead of cash. There may be transaction costs associated with converting these securities to cash.

Buying and selling shares

Please refer to the following charts for information on how to buy and sell fund shares. Additional information, including special investment features, may be found in the Shareholder Services Guide. For information about No-Fee IRAs, Roth IRAs and other retirement options, call Scudder Investor Relations at 1-800-225-2470. For information on establishing 401(k) and 403(b) plans, call Scudder Defined Contribution Services at 1-800-323-6105.

Purchases

To open an account

The minimum initial investment is $2,500; $1,000 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------
By Mail            Send your completed and signed application and check

                   by regular mail to:        The Scudder Funds
                                              P.O. Box 2291
                                              Boston, MA 02107-2291

                   or by express,             The Scudder Funds
                   registered, or certified   66 Brooks Drive
                   mail to:                   Braintree, MA 02184
--------------------------------------------------------------------------------
By Wire            Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------
In Person          Visit one of our Investor Centers to complete your
                   application with the help of a Scudder representative.
                   Investor Centers are located in Boca Raton, Boston, Chicago,
                   New York and San Francisco.
--------------------------------------------------------------------------------

To buy additional shares

The minimum additional investment is $100; $50 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------
By Mail            Send a check with a Scudder investment slip, or with a
                   letter of instruction including your account number and the complete fund name, to the appropriate address listed above.
--------------------------------------------------------------------------------
By Wire            Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------
In Person          Visit one of our Investor Centers to make an additional
                   investment in your Scudder fund account. Investor Center
                   locations are listed above.
--------------------------------------------------------------------------------
By Telephone       Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------
By Automatic       You may arrange to make investments of $50 or more on a
Investment Plan    regular basis through automatic deductions from your bank
                   checking account. Please call 1-800-225-5163 for more
                   information and an enrollment form.
--------------------------------------------------------------------------------

Exchanges and redemptions

To exchange shares

The minimum investments are $2,500 to establish a new account and $100 to exchange among existing accounts.

--------------------------------------------------------------------------------
By              To speak with a service representative, call 1-800-225-5163
Telephone       from 8 a.m. to 8 p.m. eastern time. To access SAIL(TM), the
                Scudder Automated Information Line, call 1-800-343-2890
                (24 hours a day).
--------------------------------------------------------------------------------
By Mail         Print or type your instructions and include:
or Fax             -  the name of the fund and class and the account number
                      you are exchanging from;
                   -  your name(s) and address as they appear on your
                      account;
                   -  the dollar amount or number of shares you wish to
                      exchange;
                   -  the name of the fund and class you are exchanging into;
                   -  your signature(s) as it appears on your account; and
                   -  a daytime telephone number.

                Send your instructions      The Scudder Funds
                by regular mail to:         P.O. Box 2291
                                            Boston, MA 02107-2291

                or by express, registered,  The Scudder Funds
                or certified mail to:       66 Brooks Drive
                                            Braintree, MA 02184

                or by fax to:               1-800-821-6234
--------------------------------------------------------------------------------

To sell shares
--------------------------------------------------------------------------------
By            To speak with a service representative, call 1-800-225-5163 from 8
Telephone     a.m. to 8 p.m. eastern time. To access SAIL(TM), the Scudder
              Automated Information Line, call 1-800-343-2890 (24 hours a day).
              You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.
--------------------------------------------------------------------------------
By Mail       Send your instructions for redemption to the appropriate address
or Fax        or fax number above and include:
                 - the name of the fund and class and account number you are redeeming from;
                 -  your name(s) and address as they appear on your account;
                 -  the dollar amount or number of shares you wish to redeem;
                 -  your signature(s) as it appears on your account; and
                 -  a daytime telephone number.
--------------------------------------------------------------------------------
By            You may arrange to receive automatic cash payments periodically.
Automatic     Call 1-800-225-5163 for more information and an enrollment form.
Withdrawal
Plan
--------------------------------------------------------------------------------

Investment products and services

The Scudder Family of Funds[
--------------------------------------------------------------------------------

Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
   Scudder Government Money Market
     Series -- Managed Shares*

Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market Series --
     Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**
   Scudder Pennsylvania Tax Free Fund**

U.S. Income
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

U.S. Growth
   Value
     Scudder Large Company Value Fund
     Scudder Value Fund***
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
   Growth
     Scudder Classic Growth Fund***
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Equity
   Worldwide
     Scudder Global Fund
     Scudder International Value Fund
     Scudder International Growth and Income Fund
     Scudder International Fund++
     Scudder International Growth Fund
     Scudder Global Discovery Fund***
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
   Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund, Inc.

Industry Sector Funds
   Choice Series
     Scudder Financial Services Fund
     Scudder Health Care Fund
     Scudder Technology Fund

Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs                     Education Accounts
-------------------                     ------------------
Traditional IRA                         Education IRA
Roth IRA                                UGMA/UTMA
SEP-IRA
Keogh Plan
401(k), 403(b) Plans
Variable Annuities
  Scudder Horizon Plan**[[
  Scudder Horizon Advantage**[[[

Closed-End Funds#
--------------------------------------------------------------------------------

The Argentina Fund, Inc.                Scudder Global High Income Fund, Inc.
The Brazil Fund, Inc.                   Scudder New Asia Fund, Inc.
The Korea Fund, Inc.                    Scudder New Europe Fund, Inc.
Montgomery Street Income
   Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

-----------
[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Additional information about each fund may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected a fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Telephone       Call Scudder Investor Relations at 1-800-225-2470
                   Or
                   For existing Scudder investors, call the Scudder Automated
                   Information Line (SAIL) at 1-800-343-2890 (24 hours a day).
--------------------------------------------------------------------------------
By Mail            Scudder Investor Services, Inc.
                   Two International Place
                   Boston, MA 02110-4103
                   Or
                   Public Reference Section
                   Securities and Exchange Commission
                   Washington, D.C. 20549-6009
                   (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person          Public Reference Room
                   Securities and Exchange Commission
                   Washington, D.C.
                   (Call 1-800-SEC-0330 for more information.)
--------------------------------------------------------------------------------
By Internet        http://www.sec.gov
                   http://www.scudder.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number: 811-4670

[PRINTED WITH SOY INK LOGO]  [RECYCLE LOGO] Printed on recycled paper
GI-2-39
PR0018399

                            SCUDDER GLOBAL BOND FUND

                   A series of Global/International Fund, Inc.

                      A Non-Diversified Mutual Fund Series
           which Seeks Total Return with an Emphasis on Current Income by Investing Principally in High-Grade Bonds Denominated
                    in Foreign Currencies and the U.S. Dollar
                     and, Secondarily, Capital Appreciation

                                       and

                         SCUDDER INTERNATIONAL BOND FUND

                   A series of Global/International Fund, Inc.

             A Non-Diversified Mutual Fund Series which Seeks Income
            Primarily by Investing in High-Grade International Bonds.
                       As a Secondary Objective, the Fund
             Seeks Protection and Possible Enhancement of Principal
              Value by Actively Managing Currency, Bond Market and
                  Maturity Exposure and by Security Selection.

                                       and

                      SCUDDER EMERGING MARKETS INCOME FUND

                     A series of Global/International Fund, Inc.

                A Non-Diversified Mutual Fund Series which Seeks
                      High Current Income and, Secondarily,
                Long-Term Capital Appreciation through Investment
                   Primarily in High-Yielding Debt Securities
                           Issued in Emerging Markets

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1999

--------------------------------------------------------------------------------

         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Global Bond Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund dated March 1, 1999, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

         Each Annual Report to Shareholders for Scudder Global Bond Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund, each dated October 31, 1998, is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                                                                   Page

THE FUNDS'INVESTMENT OBJECTIVES AND POLICIES..........................................................................1
         General Investment Objective and Policies of Global Bond Fund................................................1
         General Investment Objectives and Policies of International Bond Fund........................................2
         General Investment Objectives and Policies of Scudder Emerging Markets Income Fund...........................2
         Master/feeder structure......................................................................................4
         Special Investment Considerations of the Funds...............................................................4
         Investments and Investment Techniques........................................................................5
         Special Investment Considerations of Scudder Emerging Markets Income Fund...................................12
         Investment Restrictions.....................................................................................29

PURCHASES............................................................................................................31
         Additional Information About Opening An Account.............................................................31
         Minimum balances............................................................................................31
         Additional Information About Making Subsequent Investments by Telephone Order...............................31
         Additional Information About Making Subsequent Investments by QuickBuy......................................32
         Checks......................................................................................................32
         Wire Transfer of Federal Funds..............................................................................32
         Share Price.................................................................................................33
         Share Certificates..........................................................................................33
         Other Information...........................................................................................33

EXCHANGES AND REDEMPTIONS............................................................................................33
         Exchanges...................................................................................................33
         Redemption by Telephone.....................................................................................34
         Redemption by QuickSell.....................................................................................35
         Redemption by Mail or Fax...................................................................................35
         Redemption-in-Kind..........................................................................................36
         Other Information...........................................................................................36


FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................37
         The  No- LoadConcept........................................................................................37
         Internet access.............................................................................................37
         Dividends and Capital Gains Distribution Options............................................................38
         Scudder Investor Centers....................................................................................39
         Reports to Shareholders.....................................................................................39
         Transaction Summaries.......................................................................................39


THE SCUDDER FAMILY OF FUNDS..........................................................................................39

SPECIAL PLAN ACCOUNTS................................................................................................44
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................44
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........44
         Scudder IRA:  Individual Retirement Account.................................................................45
         Scudder Roth IRA:  Individual Retirement Account............................................................45
         Scudder 403(b) Plan.........................................................................................46
         Automatic Withdrawal Plan...................................................................................46
         Group or Salary Deduction Plan..............................................................................46
         Automatic Investment Plan...................................................................................47
         Uniform Transfers/Gifts to Minors Act.......................................................................47

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................47

                                        i

                          TABLE OF CONTENTS (continued)
                                                                                                                   Page

PERFORMANCE INFORMATION..............................................................................................48
         Average Annual Total Return.................................................................................48
         Cumulative Total Return.....................................................................................49
         Total Return................................................................................................49
         Yield of International Bond Fund............................................................................49
         Comparison of Fund Performance..............................................................................50
         Taking a Global Approach....................................................................................53

ORGANIZATION OF THE FUNDS............................................................................................54

INVESTMENT ADVISER...................................................................................................55
         Personal Investments by Employees of the Adviser............................................................58

DIRECTORS AND OFFICERS...............................................................................................58

REMUNERATION.........................................................................................................61
         Responsibilities of the Board --Board and Committee Meetings................................................61
         Compensation of Officers and Directors......................................................................61

DISTRIBUTOR..........................................................................................................62

TAXES................................................................................................................63

PORTFOLIO TRANSACTIONS...............................................................................................67
         Brokerage Commissions.......................................................................................67
         Portfolio Turnover..........................................................................................68

NET ASSET VALUE......................................................................................................68

ADDITIONAL INFORMATION...............................................................................................69
         Experts.....................................................................................................69
         Other Information...........................................................................................69

FINANCIAL STATEMENTS.................................................................................................71
         Global Bond Fund............................................................................................71
         International Bond Fund.....................................................................................71
         Emerging Markets Income Fund................................................................................71

APPENDIX

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

            (See FUND DESCRIPTION in the Funds' combined prospectus.)


         On May 28, 1998, the name "Scudder Global Fund, Inc." was changed to "Global/International Fund, Inc." Global/International Fund, Inc., a Maryland corporation of which Scudder Global Bond Fund ("Global Bond Fund"), Scudder International Bond Fund ("International Bond Fund") and Scudder Emerging Markets Income Fund ("Emerging Markets Income Fund") are no-load, non-diversified series, is referred to herein as the "Corporation." These series sometimes are jointly referred to herein as the "Funds." The Corporation is an open-end, management investment company, which continuously offers and redeems its shares. The Corporation is a company of the type commonly known as a mutual fund.

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

         Except as otherwise indicated, each Fund's objectives and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that a Fund will achieve its objectives.


         Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes.

General Investment Objective and Policies of Global Bond Fund


         Global Bond Fund may provide investors with a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies and the U.S. dollar. The Fund's objective is to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.


         To achieve its objectives, the Fund will invest principally in a managed portfolio of high-grade intermediate- and long-term bonds denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). (Intermediate-term bonds generally have maturities between three and eight years and long-term bonds generally have maturities of greater than eight years.) Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

         At least 65% of the Fund's total assets will consist of high-grade debt securities, which are those rated in one of the three highest rating categories of one of the major U.S. rating services or, if unrated, considered to be of equivalent quality in local currency terms as determined by the Adviser. These securities are rated AAA, AA or A by Standard & Poor's Corporation ("S&P") or Aaa, Aa, or A by Moody's Investor Services, Inc. ("Moody's").

         The Fund may also invest up to 15% of its net assets in debt securities rated BBB by S&P or Baa by Moody's and lower, or unrated securities considered to be of equivalent quality by the Adviser. The Fund will not invest in any securities rated B or lower. (See "Specialized Investment Techniques of the Funds.")

         The Fund's investments may include:

         o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
         o Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions
         o Debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank)
         o        Corporate debt securities
         o        Bank or bank holding company debt securities
         o Other debt securities, including those convertible into common stock

         The Fund may invest in zero coupon securities, indexed securities, mortgage and asset-backed securities and may engage in strategic transactions. The Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions which may make them illiquid. See "Investment Restrictions."

         The Fund intends to select its investments from a number of country and market sectors. It may invest substantially in the issuers of one or more countries and will have investments in debt securities of issuers from a minimum of three different countries.

         Under normal conditions, the Fund will invest at least 15% of its total assets in U.S. dollar-denominated securities, issued domestically or abroad. For temporary defensive or emergency purposes, however, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.

General Investment Objectives and Policies of International Bond Fund


         International Bond Fund may offer investors a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies ("international securities"). The Fund's objective is to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. To achieve its objectives, the Fund will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. In addition, for temporary defensive purposes, the Fund may vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. It is impossible to accurately predict for how long such alternative strategies may be utilized. The Fund will invest no more than 15% of its total assets in debt securities that are rated below BBB by S&P or below Baa by Moody's, but rated no lower than B by S&P or Moody's, respectively. (See "Risk factors" in the Fund's prospectus.) The Fund may also invest in zero coupon securities that pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.


General  Investment  Objectives and Policies of Scudder  Emerging Markets Income
Fund

         Emerging Markets Income Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets. Many nations in developing regions of the world have undertaken sweeping political and economic changes that favor increased business activity and demand for capital. In the opinion of the Adviser, these changes present attractive investment opportunities, both in terms of income and appreciation potential, for long-term investors.


         The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. While designed to provide a high level of current income, the Fund may not be appropriate for all income investors. The Fund should not be viewed as a substitute for a money market or short-term bond fund. The Fund invests in lower quality securities of emerging market issuers, some of which have in the past defaulted on certain of their financial obligations. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies. The securities in which the Fund may invest are further described below .


         In seeking high current income and, secondarily, long-term capital appreciation, the Fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or the return on which is derived primarily from emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

         While the Fund takes a global approach to portfolio management, the Adviser currently weights its investments toward countries in Latin America, specifically Argentina, Brazil, Mexico and Venezuela. Latin America, and these four countries in particular, offers the largest and most liquid debt markets of the emerging nations around the globe in the past few years. In addition to Latin America, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund deems an issuer to be located in an emerging market if (i) the issuer is organized under the laws of an emerging market country; (ii) the issuer's principal securities trading market is in an emerging market; or (iii) at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived from (directly or indirectly from subsidiaries) assets or activities located in emerging markets.

         Although the Fund may invest in a wide variety of high-yielding debt obligations, under normal conditions it must invest at least 50% of its assets in sovereign debt securities issued or guaranteed by governments,
government-related   entities  and  central  banks  based  in  emerging  markets
(including participations in and assignments of portions of loans between governments and financial institutions); government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others.

         The Fund may also consider for purchase any debt securities issued by commercial banks and companies in emerging markets. The Fund may invest in both fixed- and floating-rate issues. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may invest regularly in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

         To reduce currency risk, the Fund invests at least 65% of its assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's total assets may be invested in debt securities denominated in foreign currencies.

         The Fund is not restricted by limits on weighted average portfolio maturity or the maturity of an individual issue. The weighted average maturity of the Fund's portfolio is actively managed and may vary from period to period based upon the Adviser's assessment of economic and market conditions, taking into account the Fund's investment objectives.

         In addition to maturity, the Fund's investments are actively managed in terms of geographic, industry and currency allocation. In managing the Fund's portfolio, the Adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, anticipated movements in foreign currencies, and government initiatives.

         While the Fund is not "diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), it intends to invest in a minimum of three countries at any one time and will not commit more than 40% of its total assets to issuers in a single country.

         By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below

Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. A large portion of the Fund's bond holdings may trade at substantial discounts from face value.

         The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets including up to 20% of total assets in U.S. fixed-income instruments. However, for temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized. In addition, the Fund may engage in strategic transactions for hedging purposes and to enhance potential gain. The Fund may also acquire shares of closed-end investment companies that invest primarily in emerging market debt securities. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Master/feeder structure

         The Board of Directors has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Special Investment Considerations of the Funds

         The Funds are intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in globally and/or internationally oriented portfolios, according to the Funds' respective objectives and policies, and are designed for long-term investors who can accept international investment risk. Management of the Funds believes that allocation of assets on a global or international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy, thus providing investment opportunities; although there can be no assurance that this will be true in the future. As with any long-term investment, the value of the Funds' shares when sold may be higher or lower than when purchased.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Funds' performances. As foreign companies are not generally subject to uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less governmental supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

         Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into strategic transactions involving currencies (see "Strategic Transactions and Derivatives").

         Because the Funds may be invested in both U.S. and foreign securities markets, changes in a Fund's share price may have a low correlation with movements in the U.S. markets. Each Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. Foreign securities such as those purchased by a Fund may be subject to foreign governmental taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "TAXES"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

         Because of the Funds' investment considerations discussed above and the investment policies, investment in shares of a Fund is not intended to provide a complete investment program for an investor.

         Neither Fund can guarantee a gain or eliminate the risk of loss. The net asset value of each Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that each Fund's objectives will be achieved.

Investments and Investment Techniques

Foreign Securities. Each Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of each Fund's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and from time to time have had interest rate levels that had a higher real return than the U.S. bond market. Consequently, the securities of foreign issuers have provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect a Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on each Fund's portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

         For Emerging Markets Income Fund, these considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Fund managers seek to mitigate the risks associated with these considerations through active professional management.

Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although the Funds' custodian values each Fund's assets daily in terms of U.S. dollars, none of the Funds intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

         Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of a Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         In the course of investment in emerging market debt obligations, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

         Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, and resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.


                       Sovereign Risk Ratings for Selected Emerging Market Countries as of  12/31/98
                              (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)

                 Country                           Moody's Investors Service      Standard & Poor's Corporation
                 -------                           -------------------------      -----------------------------

                 Chile                                         Baa1                              A-
                 Turkey                                         Ba3                              B+
                 Mexico                                         Ba2                              BB
                 Czech Republic                                Baa1                               A
                 Hungary                                       Baa3                             BBB-
                 Colombia                                      Baa3                             BBB-
                 Venezuela                                      Ba2                               B
                 Morocco                                        NR                               NR
                 Argentina                                      B1                               BB-
                 Brazil                                         B1                               B+
                 Poland                                        Baa3                             BBB-
                 Ivory Coast                                    NR                               NR


         A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

         Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         Each Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

         Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which each Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Fund's investment in the debt of that country.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated.

Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

         Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.

Special Investment Considerations of Scudder Emerging Markets Income Fund

Brady Bonds. Emerging Markets Income Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, the Philippines, Poland, and Uruguay.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Sovereign Debt. Emerging Markets Income Fund may invest in sovereign debt which can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Loan Participations and Assignments. Emerging Markets Income Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

         When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

         The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Debt Securities. Each fund may invest in debt securities if the Adviser determines that the capital appreciation on debt securities is likely to exceed that of common stocks. Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. The Funds may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Below investment-grade securities, are those rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality. Global Bond Fund may invest up to 15% of its net assets in securities rated below BBB or below Baa, but may not invest in securities rated B or lower by Moody's and S&P or in equivalent unrated securities. International Bond Fund may invest up to 15% of its total assets in securities rated below BBB or below Baa, but may not invest in securities rated lower than B by Moody's and S&P or in equivalent unrated securities.

         Emerging Markets Income Fund may also invest in securities rated lower than Baa/BBB and in unrated securities judged to be of equivalent quality as determined by the Adviser. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

         The Adviser expects that a significant portion of Emerging Markets Income Fund's investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.

High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P and commonly referred to as "high yield" or "junk" bonds) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. Global Bond Fund and International Bond Fund may invest up to 15% of its net assets and Emerging Markets Income Fund may invest up to 100% of its net assets See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").

Convertible Securities. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. Each Fund each limits its purchases of convertible securities to debt securities convertible into common stock.

         The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Funds' net assets. The Corporation's Board of Directors has approved guidelines for use by the Adviser in determining whether a security is illiquid. Only Emerging Markets Income Fund has adopted 144A procedures.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the

Board of Directors. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Dollar Rolls. Global Bond Fund and International Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while the counterparty is the holder. Each Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         Global Bond Fund and International Bond Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or liquid assets in an amount sufficient to meet its purchase obligations under the transactions. Each Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings. Notwithstanding such safeguards, the Funds' overall investment exposure may be increased by such transactions to the extent that each Fund bears a risk of loss on the securities it is committed to purchase, as well as on the segregated assets.

         Dollar rolls are treated for purposes of the 1940 Act as borrowings of each Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Funds. For example, while each Fund receives a fee as consideration for agreeing to repurchase the security, each Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Funds, thereby effectively charging each Fund interest on its borrowing. Further, although each Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Funds' borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those of the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Funds' right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before each Fund is able to purchase them. Similarly, each Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to each Fund, the security which each Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Funds' use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

         The Directors of the Corporation on behalf of Global Bond Fund and International Bond Fund have adopted guidelines to ensure that those securities received are substantially identical to those sold. To reduce the risk of default, each Fund will engage in such transactions only with banks and broker-dealers selected pursuant to such guidelines.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase. In addition, Global Bond Fund may enter into repurchase agreements with any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.

         A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian (Brown Brothers Harriman and Co. for Global Bond Fund and International Bond Fund) or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or the entire principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

         The International Bond Fund may also enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral which is marked-to-market during the term of the commitment.

Repurchase Commitments. Global Bond Fund and Emerging Markets Income Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase. Such transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

Indexed Securities. Each Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

When-Issued Securities. Global Bond Fund and Emerging Markets Income Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account with the Funds' custodian in which it will maintain cash or liquid assets equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Each Fund will not enter into such transactions for leverage purposes.

Zero Coupon Securities. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. Each Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be in good standing. The value of the securities loaned will not exceed 5% of the value of a Funds' total assets at the time any loan is made.

Zero Coupon Securities. Global Bond Fund and International Bond Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Global Bond Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

         When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Global Bond Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO"s). Global Bond Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party director as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Global Bond Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid, in accordance with the nonfundamental investment restriction on securities which are not readily marketable discussed below. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with Global Bond Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, Global Bond Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the directors or originator of the Corporation. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Corporation may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Global Bond Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Global Bond Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require Global Bond Fund to dispose of any then existing holdings of such securities.

Reverse Repurchase Agreements. Emerging Markets Income Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Directors do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Synthetic Investments. In certain circumstances, Emerging Markets Income Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities.
Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Strategic Transactions and Derivatives. The Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as, hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio, enhancing potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

         In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors , collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, investments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities , to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in each Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter the fundamental investment purposes and characteristics of a Fund and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.


         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management , risk management, and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


         No Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         No Fund generally will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to forward currency contracts entered into for non-hedging purposes, or to proxy hedging or cross hedging as described below.


         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency , index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch each Fund will segregate assets (or enter into any offsetting position) to cover obligations under swaps, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Investment Company Securities. Securities of other investment companies may be acquired by Global Bond Fund and Emerging Markets Income Fund to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets -sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions

         Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of each Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Funds' assets will not be considered a violation of the restriction.

         Each Fund has elected to be classified as a non-diversified series of an open-end investment company. In addition, as a matter of fundamental policy, each Fund may not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (4) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (6) purchase or sell real estate, which term does not include securities or companies which deal in real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; or

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         As a matter of non-fundamental policy each Fund does not currently intend to:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts do not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (6) lend portfolio securities in an amount greater than 5% of its total assets.

         With respect to International Bond Fund, restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash, consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

                                    PURCHASES

         (See ABOUT YOUR INVESTMENT in the Funds' combined prospectus.)

Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum balances

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

         Each Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

         Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments by Telephone Order

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that each Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, the Corporation reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

         The Board of Directors and the Distributor each has the right to limit, for any reason, the amount of purchases by, and to refuse to, sell to any person, and each may suspend or terminate the offering of shares of a Fund at any time for any reasons.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing each Fund with a tax identification number during the 30-day notice period.

         The Corporation may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

         (See ABOUT YOUR INVESTMENT in the Funds' combined prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more.

         If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction information -- Signature guarantees" in the Funds' prospectuses.

         Exchange orders received before the close of regular trading on the Exchange on any business day will ordinarily be executed at respective net asset values determined on that day. Exchange orders received after the close of trading will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding (see "TAXES").

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that each Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $50,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their predesignated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent an application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a)      NEW INVESTORS  wishing to establish  the telephone  redemption
                  privilege  must  complete  the  appropriate   section  on  the
                  application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

       Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that each Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with a signature guarantee as explained in the Funds' prospectuses.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for redemption may result but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information, please call 1-800-225-5163.

Redemption-in-Kind

         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Corporation and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Fund at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to a Fund through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the repurchase request. A written request in good order with a proper original signature guarantee, as described in each Fund's prospectus under "Transaction information -- Signature guarantees," should be sent with a copy of the invoice to Scudder Funds, c/o Scudder Confirmed Processing, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to a Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Corporation does not impose a redemption or repurchase charge. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Corporation's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS


         (See ABOUT YOUR INVESTMENT in the Funds' combined prospectus.)

The  No- Load Concept


         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee do not exceed 0.25% of a fund's average annual net assets.


         Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder Family of Funds no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.


====================================================================================================================

                                                                                                No-Load Fund with
                                Scudder                                Load Fund with 0.75%      0.25% 12b-1
         YEARS               No-Load Fund           8.50% Load Fund         12b-1 Fee                 Fee

--------------------------------------------------------------------------------------------------------------------

          10                   $ 25,937               $ 23,733               $ 24,222               $ 25,354
--------------------------------------------------------------------------------------------------------------------

          15                    41,772                 38,222                 37,698                 40,371
--------------------------------------------------------------------------------------------------------------------

          20                    67,275                 61,557                 58,672                 64,282
====================================================================================================================

         Investors are encouraged to review the fee tables in the Funds' combined prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividends and Capital Gains Distribution Options


         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. The Transfer Agent must receive a change of instructions for the method of payment at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "Investment Products and Services" in the Funds' prospectuses for the address.


         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Scudder Investor Centers

         Investors may visit any of the Investor Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "Investment Products and Services" in the prospectuses.

Reports to Shareholders

         The Corporation issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

  (See "Investment products and services" in the Funds' combined prospectuses.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

         Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

         Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

TAX FREE

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

         Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

         Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

-----------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

         Scudder  Corporate  Bond  Fund  seeks a high  level of  current  income
         through  investment   primarily  in  investment-grade   corporate  debt
         securities.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

         Scudder  Dividend & Growth Fund seeks high current income and long-term
         growth  of  capital   through   investment   in  income  paying  equity
         securities.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

         Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

         Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

     Value

         Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

         Scudder  Value  Fund**  seeks  long-term   growth  of  capital  through
         investment in undervalued equity securities.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

     Growth

         Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in medium-size companies with the potential for sustaining above-average earnings growth.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

-----------------------------

**       Only the Scudder Shares are part of the Scudder Family of Funds.

GLOBAL EQUITY

     Worldwide

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

         Scudder International Value Fund seeks long-term capital appreciation through investment primarily in undervalued foreign equity securities.

         Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

         Scudder   International  Fund***  seeks  long-term  growth  of  capital primarily through a diversified portfolio of marketable foreign equity securities.

         Scudder International Growth Fund seeks long-term capital appreciation through investment primarily in the equity securities of foreign companies with high growth potential.

         Scudder   Global   Discovery   Fund**   seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

     Regional

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

INDUSTRY SECTOR FUNDS

     Choice Series

         Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

         Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

-----------------------------
**       Only the Scudder Shares are part of the Scudder Family of Funds.
***      Only the International Shares are part of the Scudder Family of Funds.

         Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

SCUDDER PREFERRED SERIES

         Scudder Tax Managed Growth Fund seeks long-term growth of capital on an after-tax basis by investing primarily in established, medium- to large-sized U.S. companies with leading competitive positions.

         Scudder  Tax  Managed  Small  Company  Fund seeks  long-term  growth of
         capital  on  an  after-tax  basis  through   investment   primarily  in
         undervalued stocks of small U.S. companies.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.


         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.


                              SPECIAL PLAN ACCOUNTS

         (See ABOUT YOUR INVESTMENT in the Funds' combined prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of each Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.


 Pension Plans for Corporations and Self-Employed Individuals


         Shares of each Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of each Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of each Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.


         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.


         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%.

(At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-----------------------------------------------------------------------------------------------------------

         Starting                                        Annual Rate of Return
          Age of                     ----------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

-----------------------------------------------------------------------------------------------------------

         Starting                                        Annual Rate of Return
          Age of                     ----------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder Roth IRA:  Individual Retirement Account

         Shares of each Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.


         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.


         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of each Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information -- Signature guarantees" in the Funds' prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic
Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    (See "ABOUT THE FUND - Distributions" in the Funds' combined prospectus.)

         Each Fund intends to follow the practice of distributing substantially all and in no event less than 90% of its investment company taxable income including any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which the shareholders may then claim a credit against their federal income tax liability. If a Fund does not distribute an amount of capital gains and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than such an amount. (See "TAXES.")

         Global Bond Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from Fund investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December. Distributions of certain realized gains or losses on the sale or retirement of securities denominated in foreign currencies held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, are treated as ordinary income or loss and will also normally be made in December.


         International Bond Fund intends to declare daily and distribute monthly substantially all of its investment company taxable income resulting from Fund investment activity. Distributions, if any, of net realized capital gains normally will be distributed in November or December. An additional distribution may be made, if necessary. Distributions of certain realized gains or losses on the sale or retirement of securities denominated in foreign currencies held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, are treated as ordinary income or loss and also normally will be made in December . Additional distributions may be made if necessary.


         Emerging Markets Income Fund intends to distribute investment company taxable income (exclusive of net short-term capital gains in excess of net long-term capital losses) quarterly in March, June, September and December each year. Distributions, if any, of net realized capital gain during each fiscal year will normally be made in December. Additional distributions may be made if necessary.

         All distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash. (See "TAXES.")

                             PERFORMANCE INFORMATION

   (See "ABOUT THE FUND -Past performance" in the Funds' combined prospectus)

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and the life of a Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

       Where:

                  P        =       a hypothetical initial investment of $1,000
                  T        =       Average Annual Total Return
                  n        =       number of years
                  ERV      =       ending  redeemable value: ERV is
                                   the  value,  at  the  end  of  the
                                   applicable     period,     of    a
                                   hypothetical   $1,000   investment
                                   made  at  the   beginning  of  the
                                   applicable period.

         Average Annual Total Return for periods ended October 31, 1998

                                         One Year        Five Years      Ten Year      Life of the Fund

Global Bond Fund*                          8.91%#          3.69%#           -              5.21%(1)#
International Bond Fund                   8.72%#           1.85%#         8.17%#
Emerging Markets Income Fund              -27.60%            -              -             2.65%(2) #

(1)      For the period beginning March 1, 1991.
(2)      For the period beginning December 31, 1993.
*        On December 27, 1995,  the Fund adopted its present name and objective.
         Prior to that  date,  the Fund was known as Scudder  Short Term  Global
         Income Fund and its objective was high current income. Financial information for the periods ended October 31, 1995 should not be considered representative of the present Fund under its current objectives.
# If the Adviser had not maintained expenses, the average annual returns for periods indicated would have been lower.

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) -1

          Where:

                   C        =       Cumulative Total Return
                   P        =       a hypothetical initial investment of $1,000
                   ERV      =       ending  redeemable value: ERV is
                                    the  value,  at  the  end  of  the
                                    applicable     period,     of    a
                                    hypothetical   $1,000   investment
                                    made  at  the   beginning  of  the
                                    applicable period.

           Cumulative Total Return for periods ended October 31, 1998

                                         One Year        Five Years      Ten Year      Life of the Fund

Global Bond Fund*                          8.91%#          19.87%#          -             47.69%(1)#
International Bond Fund                   8.72%#           9.61%#        119.36%#
Emerging Markets Income Fund              -27.60%            -              -             13.45%(2) #

(1)      For the period beginning March 1, 1991.
(2)      For the period beginning December 31, 1993.
*        On December 27, 1995,  the Fund adopted its present name and objective.
         Prior to that  date,  the Fund was known as Scudder  Short Term  Global
         Income Fund and its objective was high current income. Financial information for the periods ended October 31, 1995 should not be considered representative of the present Fund under its current objectives.

# If the Adviser had not maintained expenses, the cumulative total returns for periods indicated would have been lower.


Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Yield of International Bond Fund

         Yield of International Bond Fund is the net annualized SEC yield of the Fund based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b/cd + 1)6-1]

                  Where:

                             a        =       dividends and interest earned during the period, including amortization of market premium or accretion of market discount
                             b        =       expenses accrued for the period (net of reimbursements)
                             c        =       the average daily number of shares outstanding during the period that were entitled to receive dividends
                             d        =       the maximum offering price per share on the last day of the period

         The SEC net annualized yield for the 30-day period ended October 31, 1998 was 4.50% for Global Bond Fund. On December 27, 1995, the Fund adopted its present name and objective. Prior to that date, the Fund was known as

Scudder Short Term Global Income Fund and its objective was high current income. Financial information for the periods ended October 31, 1995 should not be considered representative of the present Fund under its current objectives.

         The SEC yield of International Bond Fund for the 30-day period ended October 31, 1998 was 3.67 %.

         The SEC net annualized yield for the 30-day period ended October 31, 1998 was 13.06% for Emerging Markets Income Fund.

         Calculation of the Fund's yield does not take into account "Section 988 Transactions." (See "TAXES.")

         From time to time International Bond Fund may advertise potential advantages of investing in foreign markets and may use these figures in an updated form. Past market results are no guarantee of future performance. Data are based on bonds with maturities of at least one year. Source: Salomon Brothers World Government Bond Index.

         Quotations of each Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changed in market conditions and the level of the Fund's expenses.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Directors and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

         Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

         The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

         Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

         Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

         International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

                            ORGANIZATION OF THE FUNDS

  (See "ABOUT THE FUND -Investment Adviser" in the Funds' combined prospectus.)

         The Funds are separate series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of the Corporation was changed, effective May 28, 1998, from Scudder Global Fund, Inc. The Corporation currently consists of five series: Scudder Global Bond Fund, Scudder International Bond Fund, Scudder Global Fund, Global Discovery Fund and Scudder Emerging Markets Income Fund.

         The Board of Directors has subdivided the shares of Global Discovery Fund into four classes, namely, the Scudder Shares, Global Discovery Fund Kemper Class A, B and C shares. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         The authorized capital stock of the Corporation consists of 800 million shares with $0.01 par value, 300 million shares of which are allocated to Global Bond Fund and 200 million shares of which are allocated to International Bond Fund and 100 million shares each are allocated to Scudder Global Fund, Global Discovery Fund and Scudder Emerging Markets Growth Fund. Each share of each series of the Corporation has equal voting rights as to each other share of that series as to voting for directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. If a series were unable to meet its obligations, the remaining series should not have to assume the unsatisfied obligation of that series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

         Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Directors, in their discretion, may authorize the division of shares of the Funds (or shares of either series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Corporation, to the fullest extent permitted by Maryland corporate law as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

 (See "ABOUT THE FUND - Investment Adviser" in the Funds' combined prospectus.)

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Value Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Global/International Fund, Inc., Scudder Global High Income Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder International Fund, Inc., Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc. and The Japan Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

         The transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with Scudder, those agreements were deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, the Directors approved new investment management agreements between the Funds and the Adviser on August 6, 1997. At the special meeting of the Funds' shareholders held on October 27, 1997, the shareholders also approved the investment management agreements. The investment management agreements became effective as of December 31, 1997.

         On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.


         Upon consummation of this transaction, the Funds' existing investment management agreements with Scudder Kemper were deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements (the "Agreements") with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. The Agreements became effective September 7, 1998, upon the termination of the then current investment management agreements and were approved at a shareholder meeting held on December 15, 1998.


         The Directors approved the Agreements dated September 7, 1998 on August 6, 1998. The Agreements will continue in effect until September 30, 1999 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the respective Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

         Under each Agreement, the Adviser regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, of the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Corporation.

         Under each Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

         The Adviser pays the compensation and expenses (except those of attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.


         Global Bond Fund pays the Adviser an annual fee equal to 0.75 of 1.00% of the first $1 billion of average daily net assets of such Fund and 0.70 of 1.00% of such net assets in excess of $1 billion. For the fiscal year ended October 31, 1996, the Adviser did not impose a portion of its management fee amounting to $775,310 and the portion imposed amounted to $1,292,288. For the fiscal year ended October 31, 1997, the Adviser did not impose a portion of its management fee amounting to $664,865 and the portion imposed amounted to $604,704. For the fiscal year ended October 31, 1998, the Adviser did not impose a portion of its management fee amounting to $554,345 and the portion imposed amounted to $314,786. Until February 28, 1999 expenses had been contractually maintained at 1.00%. Effective March 1, 1999 until February 29, 2000 total Fund operating expenses are contractually maintained at 1.25%.

         International Bond Fund pays the Adviser an annual fee equal to 0.85% of the first $1 billion of average daily net assets and 0.80% of such assets in excess of $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended June 30, 1996, 1997 and 1998 the Adviser imposed a management fee amounting to $6,133,574, $3,077,316 and $1,444,303 respectively. The Adviser did not impose a portion of its management fee amounting to $110,285 for the fiscal year ended June 30, 1998. For the four months ending October 31, 1998 the Adviser did not impose a portion of its management fee amounting to $37,131, and the Adviser imposed a management fee amounting to $375,286. Total Fund operating expenses are contractually maintained at 1.50% until February 29, 2000.


         Emerging Markets Income Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended October 31, 1996, the Adviser did not impose a portion of its management fee amounting to $31,566, and the portion imposed amounted to $2,396,267. For the fiscal year ended October 31, 1997 and 1998 the management fee amounted to $3,563,175 and $3,051,240, respectively.

         Under each Agreement, a Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Corporation may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The custodian agreements provide that the custodian shall compute each Fund's net asset value. The Agreements expressly provide that the Adviser shall not be required to pay a pricing agent of the Funds for portfolio pricing services, if any.

         Each Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to each Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         The Adviser may serve as Adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

         None of the officers or Directors may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             DIRECTORS AND OFFICERS

                                                                                                Position with
                                                                                                Underwriter,
Name, Age and                    Position                                                       Scudder Investor
Address                          with Corporation              Principal Occupation**           Services, Inc.
-------                          ----------------              ----------------------           --------------

Daniel Pierce+ (64)              Chairman of the Board,        Chairman of the Board and        Director, Vice President
                                 Director and Vice President   Managing Director of Scudder     and Assistant Treasurer
                                                               Kemper Investments, Inc.

Nicholas Bratt (50)++@           President, all series         Managing Director of Scudder     --
                                 except Scudder Global Fund    Kemper Investments, Inc.

William E. Holzer++@ (49)        President, Scudder Global     Managing Director of Scudder     --
                                 Fund                          Kemper Investments, Inc.

Paul Bancroft III (69)           Director                      Venture Capitalist and          --
79 Pine Lane                                                   Consultant; Retired President,
Box 6639                                                       Chief Executive Officer and
Snowmass Village, CO  81615                                    Director, Bessemer Securities
                                                               Corporation

Sheryle J. Bolton (52)           Director                      Chief Executive Officer and     --
Scientific Learning Corporation                                Director,
1995 University Ave.                                           Scientific Learning
Suite 400                                                      Corporation, Former President
San Francisco, CA 94704                                        and Chief Operating Officer,
                                                               Physicians Online, Inc.
                                                               (electronic transmission of
                                                               clinical information for
                                                               physicians (1994-1995)

                                       58

                                                                                                Position with
                                                                                                Underwriter,
Name, Age and                    Position                                                       Scudder Investor
Address                          with Corporation              Principal Occupation**           Services, Inc.
-------                          ----------------              ----------------------           --------------

William T. Burgin (55)           Director                      General Partner, Bessemer        --
83 Walnut Street                                               Venture Partners; General
Wellesley, MA  02181-2101                                      Partner, Deer & Company;
                                                               Director Fort James
                                                               Corporation, Director of
                                                               various privately held
                                                               companies

Thomas J. Devine (72)            Honorary Director             Consultant                       --
450 Park Avenue
New York, NY  10022

Keith R. Fox (44)                Director                      Private Equity Investor,         --
10 East 53rd Street                                            Exeter Capital Management
New York, NY   10022                                           Corporation

William H. Gleysteen, Jr. (72)   Honorary Director             Consultant; Guest Scholar,       --
4937 Crescent Street                                           Brookings Institution;
Bethesda, MD  20816                                            President, The Japan Society,
                                                               Inc. (1989-December 1995)


William H. Luers (69)            Director                      Chairman and President of the    --
993 Fifth Avenue                                               U.N. Association of the U.S.A.
New York, NY  10028                                            President; The Metropolitan
                                                               Museum of Art (1986 until
                                                               1999)


Kathryn L. Quirk++* (46)         Director, Vice President      Managing Director of Scudder     Director, Senior Vice
                                 and Assistant Secretary       Kemper Investments, Inc.         President, Chief Legal

                                                                                                Officer and Assistant
                                                                                                Clerk

Joan E. Spero (54)               Director                      President,  Doris Duke           --
Doris Duke Charitable                                          Charitable Foundation;
Foundation                                                     Department of State
650 Fifth Avenue - 19th Flr.                                   Undersecretary of State for
New York, NY  10128                                            Economic Business and
                                                               Agricultural Affairs
                                                               (March 1993-January 1997)

Robert G. Stone, Jr. (75)        Honorary Director             Chairman Emeritus and            --
405 Lexington Avenue                                           Director, Kirby Corporation
New York, NY 10174                                             (inland and offshore marine
                                                               transportation and diesel
                                                               repairs)

Susan E. Dahl+ (33)              Vice President                Managing Director of Scudder     --
                                                               Kemper Investments, Inc.

Gary P. Johnson+ (49)            Vice President                Managing Director of Scudder     --
                                                               Kemper Investments, Inc.

                                       59

                                                                                                Position with
                                                                                                Underwriter,
Name, Age and                    Position                                                       Scudder Investor
Address                          with Corporation              Principal Occupation**           Services, Inc.
-------                          ----------------              ----------------------           --------------

Thomas W. Joseph+ (59)           Vice President                Senior Vice President of         Director, Vice
                                                               Scudder Kemper Investments,      President, Treasurer and
                                                               Inc.                             Assistant Clerk


Ann M.  McCreary++(42)          Vice President                 Managing Director of Scudder     --
                                                               Kemper Investments, Inc.


Gerald J. Moran++ (59)           Vice President                Senior Vice President of         --
                                                               Scudder Kemper Investments,
                                                               Inc.

Isabel M. Saltzman+ (44)         Vice President                Managing Director of Scudder     --
                                                               Kemper Investments, Inc.

Thomas F. McDonough+ (52)        Vice President and            Senior Vice President of         Clerk
                                 Secretary                     Scudder Kemper Investments,
                                                               Inc.


John R. Hebble+ (40)              Treasurer                    Senior Vice President of         Assistant Treasurer
                                                               Scudder Kemper Investments,
                                                               Inc.


Caroline Pearson+ (36)           Assistant Secretary           Senior Vice President of         --
                                                               Scudder Kemper Investments,
                                                               Inc.; Associate, Dechert Price
                                                               & Rhoads (law firm) 1989 - 1997


* Mr. Pierce and Ms. Quirk, are considered by the Corporation and its counsel to be persons who are "interested persons" of the Adviser or of the Corporation (as defined in the 1940 Act).


** Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

# Ms. Quirk is a member of the Executive Committee, which may exercise the powers of the Directors when they are not in session.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

@ The President of a series shall have the status of Vice President of the Corporation.

         To the knowledge of the Corporation, as of January 31, 1999, all Directors and Officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of Global Bond Fund outstanding on such date.


         As of January 31, 1999, all Directors and Officers as a group owned beneficially (as the term is defined in Section 13 (d) under the Securities Exchange Act of 1934) 163,031 shares, or 1.23% of the shares of International Bond Fund outstanding on such date.

         As of January 31, 1999, all Directors and Officers as a group owned beneficially (as the term is defined in Section 13 (d) under the Securities Exchange Act of 1934) 936,686 shares, or 3.28% of the shares of Emerging Markets Income Fund outstanding on such date.

         To the knowledge of the Corporation, as of January 31, 1999, 709,303 shares in the aggregate, 6.79% of the outstanding shares of Global Bond Fund, were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the knowledge of the Corporation, as of January 31, 1999, 1,846,689 shares in the aggregate, 13.94% of the outstanding shares of International Bond Fund, were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the knowledge of the Corporation, as of January 31, 1999, 6,474,871 shares in the aggregate, 22.71% of the outstanding shares of Emerging Markets Income Fund, were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


         Except as stated above, to the knowledge of the Corporation, as of January 31, 1999, no person owned beneficially more than 5% of a Fund's outstanding shares.


         The Directors and officers also serve in similar capacities with respect to other Scudder funds.


                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Directors is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Directors" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Directors meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

         All the Independent Directors serve on the Committee on Independent Directors, which nominates Independent Directors and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Directors

         The Independent Directors receive the following compensation from the Funds of Global/International Fund, Inc.: an annual director's fee of $3,500; a fee of $325 for attendance at each board meeting, audit committee meeting or other meeting held for the purposes of considering arrangements between the Corporation on behalf of each Fund and the Adviser or any affiliate of the Adviser; $100 for all other committee meetings; and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at
directors'   educational  seminars  or  conferences,   service  on  industry  or
association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Notwithstanding the schedule of fees, the Independent Directors have in the past and may in the future waive a portion of their compensation.

         The Independent Directors also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director during 1998 from the Corporation and from all of the Scudder funds as a group.

                            Global/International Fund, Inc.*                  All Scudder Funds
                            --------------------------------                  -----------------
                            Paid by             Paid by              Paid by                Paid by
Name                        the Funds         the Adviser            the Funds           the Adviser**
----                        ---------         -----------            ---------           -------------

Paul Bancroft III,         $38,500          $2,125                   $174,200          $8,925 (23 funds)
Director

Sheryle J. Bolton,         $38,500            $0                     $149,050            $0 (21 funds)
Director

William T. Burgin,         $38,500          $2,125                   $150,950          $8,925 (21 funds)
Director

Thomas J. Devine,          $38,500          $2,125                   $162,450          $8,925 (22 funds)
Honorary Director

Keith R. Fox, Director     $39,750          $2,125                   $156,800          $8,925 (21 funds)

William H. Gleysteen,      $38,500          $2,125                   $123,200@         $4,675 (15 funds)
Jr., Honorary Director

William H. Luers,          $34,750          $2,125                   $157,050          $8,925 (24 funds)
Director

Joan E. Spero***           $8,340             $0                      $29,736            $0 (21 funds)



* Global/International Fund, Inc. consists of five funds: Scudder Global Fund, Scudder International Bond Fund, Scudder Global Bond Fund, Global Discovery Fund and Scudder Emerging Markets Income Fund.

** Meetings associated with the Adviser's alliance with Zurich Insurance Company. See "Insurance Adviser" for additional information.

***      Elected as Director of the Corporation in September 1998.


@ This amount does not reflect $6,208 in retirement benefits accrued as part of Fund Complex expenses, and $3,000, in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Gleysteen as additional compensation for serving on the Board of The Japan Fund, Inc.


         Members of the Board of Directors who are employees of the Adviser or its affiliates receive no direct compensation from the Corporation, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR

         The Corporation has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a wholly owned subsidiary of the Adviser, a Delaware corporation. The Corporation's underwriting agreement dated September 7, 1998 will remain in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by a vote of a majority of the Directors or a majority of the outstanding voting securities of the Corporation. The Directors most recently approved the underwriting agreement on August 6, 1998.

         Under the principal underwriting agreement, the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Funds' registration statement and prospectuses and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Corporation and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Corporation unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

       Note: Although the Funds currently have no 12b-1 Plan, the Funds would also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers the Funds' shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Corporation.

                                      TAXES

        (See ABOUT THE FUND - "Taxes" in the Funds' combined prospectus)

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, that Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains , will be able to claim a proportionate share of federal income taxes paid by a Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.


         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are not expected to comprise a substantial part of a Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains , regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution.

Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


         Each Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by a Fund to foreign countries (which taxes relate primarily to investment income). Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code except in the case of certain electing individual shareholders who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.


         Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in a Fund's portfolio similar to the property underlying the put option. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes that Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the relevant Fund.

         Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes that Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.

         Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to that Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund may make an election to mark to market its shares of these foreign investment companies, in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, each Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of stock would be deductible as ordinary losses to the extent of any net mark-to-market gains previously included in income in prior years. The effect of this election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Fund-level tax when distributed to shareholders as a dividend. Alternatively, the Funds may elect to include as income and gain their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


         If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by a Fund in a written notice to shareholders.


         Each Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the

Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

         Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund, and the Adviser in connection with a Fund uses not all such information. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

         The Directors review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

         In the fiscal year ended October 31, 1996, Global Bond Fund paid brokerage commissions of $527,488. In the fiscal year ended October 31, 1997 and 1998, Global Bond Fund paid no brokerage commissions.

         In the fiscal years ended June 30, 1998, 1997 and 1996, International Bond Fund paid no brokerage commissions.

         For  the  fiscal  years  ended   October  31,  1998,   1997  and  1996,
respectively, Emerging Markets Income Fund paid no brokerage commissions.

Portfolio Turnover

         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less.


         Global Bond Fund's portfolio turnover rate for each of the fiscal years ended October 31, 1998 and 1997 was 218.3% and 256.5%, respectively.

         International Bond Fund's portfolio turnover rate for each of the fiscal years ended June 30, 1998 and 1997 was 190.1% and 298.2%, respectively. For the four months ended October 31, 1998 it was 303.5% (annualized).

         Emerging Markets Income Fund's portfolio  turnover rate for each of the
fiscal   years  ended   October  31,  1998  and  1997  was  239.7%  and  409.5%,
respectively.


          Recent economic and market conditions necessitated more active trading, resulting in the higher portfolio turnover rates. A higher rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objectives. Under normal investment conditions, Global Bond Fund's portfolio turnover rate is expected to exceed 200%.

                                 NET ASSET VALUE

         The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Funds' Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


         The Financial highlights of each Fund included in the Funds' combined prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing semi-annual and annual audits of the financial statements and financial highlights of each Fund in accordance with generally accepted auditing standards, and the preparation of federal tax returns.


Other Information

         Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in the light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

         The CUSIP number for Global Bond Fund is 378947-40-2.


         The CUSIP number of International Bond Fund is 378947-30-3.


         The CUSIP number for Emerging Markets Income Fund is 378947-10-5.


         Each Fund has a fiscal year end of October 31.

         The law firm of Dechert Price & Rhoads is counsel for the Funds.

         The Corporation employs Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109 as Custodian for each Fund. Brown Brothers Harriman and Co. have entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

Scudder Fund Accounting Corporation

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of the Adviser, computes net asset value for the Funds. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.08% of the first $150 million of average net assets, 0.06% of such assets in excess of $150 million and 0.04% of such assets in excess of $1 billion.

         For the fiscal years ended October 31, 1996, 1997 and 1998 Global Bond Fund incurred fees of $233,988, $156,250 and $105,220, respectively, of which $16,353 was unpaid on October 31, 1998.

         For the fiscal year ended June 30, 1997 and 1998, SFAC charged International Bond Fund aggregate fees of $285,933 and $154,342, respectively. For the four months ended October 31, 1998, the International Bond Fund incurred fees of $42,020, of which $21,295 was unpaid on October 31, 1998.

         For the fiscal  years ended  October 31, 1996,  1997 and 1998  Emerging
Markets   Income  Fund  incurred  fees  of  $150,781,   $258,022  and  $225,422,
respectively, of which 26,626 was unpaid on October 31, 1998.

Scudder Service Corporation

         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for each Fund. Each Fund pays Scudder Service Corporation an annual fee of $25.00 for each account maintained for a participant.

         For the fiscal years ended October 31, 1996, 1997 and 1998 Global Bond Fund incurred fees of $478,160, $375,659 and $250,999, respectively, of which $19,166 were unpaid on October 31, 1998.

         For the fiscal year ended June 30, 1998, Scudder Service Corporation charged International Bond Fund aggregate fees of $462,449. For the four months ended October 31, 1998, International Bond Fund incurred fees of $119,561, of which $29,578 was unpaid at October 31, 1998.

         For the fiscal  years ended  October 31, 1996,  1997 and 1998  Emerging
Markets   Income  Fund  incurred  fees  of  $308,543,   $606,320  and  $556,145,
respectively, of which $40,242 were unpaid on October 31, 1998.

Scudder Trust Company

         Scudder Trust Company, an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. Each Fund pays Scudder Trust Company an annual fee of $29.00 per shareholder account.

         For the fiscal years ended October 31, 1996, 1997 and 1998 Global Bond Fund incurred fees of $14,129, $16,092 and $13,737, respectively, of which $1,102 were unpaid on October 31, 1998.

         Scudder International Bond Fund incurred fees of $80,418. For the four months ended October 31, 1998, International Bond Fund incurred fees of $25,953, of which $6,499 was unpaid at October 31, 1998.

         For the fiscal years ended October 31, 1996, 1997 and 1998 Emerging Markets Income Fund incurred fees of $15,749, $33,703 and $41,122, respectively, of which $3,828 were unpaid on October 31, 1998.

         The Directors of the Corporation have considered the appropriateness of using this combined Statement of Additional Information for the Funds. There is a possibility that a Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Statement of Additional Information concerning the other Fund.

         The Funds, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

         The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Global Bond Fund

         The financial statements, including the Investment Portfolio of Global Bond Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to Shareholders of the Fund dated October 31, 1998, and are hereby deemed to be part of this Statement of Additional Information.

International Bond Fund

         The financial statements, including the Investment Portfolio of International Bond Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to Shareholders of the Fund dated October 31, 1998, and are hereby deemed to be part of this Statement of Additional Information.

Emerging Markets Income Fund

         The financial statements, including the Investment Portfolio of Emerging Markets Income Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to Shareholders of the Fund dated October 31, 1998, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds, which are rated Baa, are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds, which are rated Caa, are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds, which are rated Ca, represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.